AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2014

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 233                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 234                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Timothy W. Levin, Esquire                          Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Corporation
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456


    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
               /X/  Immediately upon filing pursuant to paragraph (b)
               / /  On [date] pursuant to paragraph (b)
               / /  60 days after filing pursuant to paragraph (a)(1)
               / /  75 days after filing pursuant to paragraph (a)(2)
               / /  On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                      CITI MARKET PILOT 2020 FUND (CFTBX)
                      CITI MARKET PILOT 2030 FUND (CFTCX)
                      CITI MARKET PILOT 2040 FUND (CFTDX)

                                    A SHARES

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC


 THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THIS POOL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.





--------------------------------------------------------------------------------
 INVESTMENT PRODUCTS    NOT FDIC INSURED    MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

CITI MARKET PILOT 2020 FUND
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   6
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  11
     PORTFOLIO MANAGERS ....................................................  11
CITI MARKET PILOT 2030 FUND
     INVESTMENT OBJECTIVE ..................................................  12
     FUND FEES AND EXPENSES ................................................  12
     PRINCIPAL INVESTMENT STRATEGIES .......................................  13
     PRINCIPAL RISKS .......................................................  17
     PERFORMANCE INFORMATION ...............................................  23
     INVESTMENT ADVISER ....................................................  23
     PORTFOLIO MANAGERS ....................................................  23
CITI MARKET PILOT 2040 FUND
     INVESTMENT OBJECTIVE ..................................................  24
     FUND FEES AND EXPENSES ................................................  24
     PRINCIPAL INVESTMENT STRATEGIES .......................................  25
     PRINCIPAL RISKS .......................................................  29
     PERFORMANCE INFORMATION ...............................................  35
     INVESTMENT ADVISER ....................................................  35
     PORTFOLIO MANAGERS ....................................................  35
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  36
MORE INFORMATION ABOUT RISK ................................................  37
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  45
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  48
INVESTMENT ADVISER .........................................................  48
PORTFOLIO MANAGERS .........................................................  51
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  52
SALES CHARGES ..............................................................  57
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  61
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  61
OTHER POLICIES .............................................................  63
DISTRIBUTION OF FUND SHARES ................................................  65
DIVIDENDS AND DISTRIBUTIONS ................................................  65
TAXES ......................................................................  66
FINANCIAL HIGHLIGHTS .......................................................  68
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

A SHARES OF THE FUNDS ARE CURRENTLY NOT AVAILABLE FOR PURCHASE.

CITI MARKET PILOT 2020 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2020 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2020 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------
                                                                             A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           4.50%
offering price)
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)      None
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other          None
Distributions (as a percentage of offering price)
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                            A SHARES
--------------------------------------------------------------------------------
Management Fees                                              0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                              0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                             0.72%
                                                            ------
--------------------------------------------------------------------------------
Total Other Expenses                                         0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                           0.15%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements           (0.62)%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee               1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or
     (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          --------------------------
                             1 YEAR       3 YEARS
                          --------------------------
                              $605         $1,056
                          --------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2020 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2020 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.


The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities,

20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2020 INDEX


                  ---------- ------------------------
                               CITI MARKET PILOT
                  JANUARY 1, 2020 TOTAL RETURN INDEX
                  ---------- -----------------------
                     2014               10.20%
                  ---------- -----------------------
                     2015                9.30%
                  ---------- -----------------------
                     2016                8.29%
                  ---------- -----------------------
                     2017                7.15%
                  ---------- -----------------------
                     2018                5.88%
                  ---------- -----------------------
                     2019                4.44%
                  ---------- -----------------------
                     2020                2.80%
                  ---------- -----------------------





* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP20. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.


          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.


PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

CITI MARKET PILOT 2030 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2030 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2030 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------
                                                                             A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           4.50%
offering price)
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)      None
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other          None
Distributions (as a percentage of offering price)
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                            A SHARES
--------------------------------------------------------------------------------
Management Fees                                              0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                              0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                             0.72%
                                                            ------
--------------------------------------------------------------------------------
Total Other Expenses                                         0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                           0.15%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements           (0.62)%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee               1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     ----------------------------------
                          1 YEAR          3 YEARS
                     ----------------------------------
                           $605            $1,056
                     ----------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2030 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2030 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


-------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
-------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
-------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
-------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
-------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
-------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
-------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
-------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
-------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
-------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities,

20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2030 INDEX

                  ---------- ----------------------------------
                                    CITI MARKET PILOT
                  JANUARY 1,     2030 TOTAL RETURN INDEX
                  ---------- ----------------------------------
                     2014                16.01%
                  ----------  ----------------------------------
                     2015                15.60%
                  ----------  ----------------------------------
                     2016                15.19%
                  ----------  ----------------------------------
                     2017                14.72%
                  ----------  ----------------------------------
                     2018                14.21%
                  ---------- ----------------------------------
                     2019                13.67%
                  ---------- ----------------------------------
                     2020                13.08%
                  ----------  ----------------------------------
                     2021                12.44%
                  ----------  ----------------------------------
                     2022                11.76%
                  ----------  ----------------------------------
                     2023                11.02%
                  ----------  ----------------------------------
                     2024                10.20%
                  ----------  ----------------------------------
                     2025                 9.30%
                  ----------  ----------------------------------
                     2026                 8.29%
                  ----------  ----------------------------------
                     2027                 7.15%
                  ----------  ----------------------------------
                     2028                 5.88%
                  ----------  ----------------------------------
                     2029                 4.44%
                  ----------  ----------------------------------
                     2030                 2.80%
                  ----------  ----------------------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP30. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.


OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.

PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

CITI MARKET PILOT 2040 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2040 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2040 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------
                                                                            A SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of          4.50%
offering price)
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)     None
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other         None
Distributions (as a percentage of offering price)
------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)            None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                              A SHARES
--------------------------------------------------------------------------------
Management Fees                                                0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                               0.72%
                                                              ------
--------------------------------------------------------------------------------
Total Other Expenses                                           0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                             0.15%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements             (0.62)%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                 1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       -------------------------------
                            1 YEAR       3 YEARS
                       -------------------------------
                             $605         $1,056
                       -------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2040 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2040 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2040 INDEX

                           ----------  -----------------------
                                          CITI MARKET PILOT
                           JANUARY 1,  2040 TOTAL RETURN INDEX
                           ----------  -----------------------
                              2014             18.54%
                           ----------  -----------------------
                              2015             18.36%
                           ----------  -----------------------
                              2016             18.18%
                           ----------  -----------------------
                              2017             17.96%
                           ----------  -----------------------
                              2018             17.73%
                           ----------  -----------------------
                              2019             17.50%
                           ----------  -----------------------
                              2020             17.25%
                           ----------  -----------------------
                              2021             17.00%
                           ----------  -----------------------
                              2022             16.67%
                           ----------  -----------------------
                              2023             16.34%
                           ----------  -----------------------
                              2024             16.01%
                           ----------  -----------------------
                              2025             15.60%
                           ----------  -----------------------
                              2026             15.19%
                           ----------  -----------------------
                              2027             14.72%
                           ----------  -----------------------
                              2028             14.21%
                           ----------  -----------------------
                              2029             13.67%
                           ----------  -----------------------
                              2030             13.08%
                           ----------  -----------------------
                              2031             12.44%
                           ----------  -----------------------
                              2032             11.76%
                           ----------  -----------------------
                              2033             11.02%
                           ----------  -----------------------
                              2034             10.20%
                           ----------  -----------------------
                              2035              9.30%
                           ----------  -----------------------
                              2036              8.29%
                           ----------  -----------------------
                              2037              7.15%
                           ----------  -----------------------
                              2038              5.88%
                           ----------  -----------------------
                              2039              4.44%
                           ----------  -----------------------
                              2040              2.80%
                           ----------  -----------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP40. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.


OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.

PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES


To purchase shares of a Fund for the first time including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100. The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via wire or Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Funds directly by mail at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-CITI-FUND.


If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies, including the Adviser or companies related to the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund or Citi Market Pilot 2040 Fund involves risk and there is no guarantee that any Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with any investment.

The value of your investment in a Fund is based on the value of the Fund's portfolio holdings. These prices change daily due to economic and other events that affect the markets generally and particular companies and other issuers. This price volatility may be greater or lesser depending on the types of holdings in a Fund's portfolio and the markets in which it trades. The effect on a Fund of a change in the value of a single portfolio holding will depend on how widely the Fund diversifies its holdings.


INDEX FUND RISK - Each Fund seeks to approximately track its designated Index; therefore, the Funds' investments will not reflect the Adviser's judgments about the markets, the economy, or companies. Because each Fund seeks to approximately track its respective Index, a Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of each Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of each Fund's respective Index, the Adviser causes each Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Fund's respective Index in approximately the same weighting that they have within the Index. As a result, a Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.


INDEX TRACKING RISK -- A Fund may not track, and its performance may vary substantially from, that of its respective Index for any period of time. The fact that an Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects each Fund to invest in securities and other financial instruments that are components of its respective Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Fund's respective Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of a Fund varying from that of its respective Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase a Fund's investments in cash equivalents. A Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Fund's respective Index. Whenever an Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and a Fund's exposure would vary from that of its respective Index during the rebalancing process. The fact that the holdings of a Fund may not match the components of its respective Index can also be expected to increase tracking variance. Accordingly, the performance of a Fund can be expected to vary from, and may be significantly lower than, the performance of its respective Index.

INDEX METHODOLOGY RISK -- Each Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, each Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of an Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. Each Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in a Fund.

Application of the volatility glide path and other risk-mitigating features of an Index methodology at each monthly rebalancing may have the effect of limiting potential increases in an Index or gains for a Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components (as defined below) over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Indexes.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Indexes after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Indexes will decline from the Calculation Start Date to the target year. Due to these limitations, each Index, and therefore each Fund, may underperform or decline in value even if the actual volatility of the respective Index remains within the volatility glide path at all times from the date of an investment in the respective Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in an Index prior to the target year. If the volatility glide path is too low, the risk that an Index will underperform other investment strategies may increase. In addition, a Fund could realize losses greater than the losses of its respective Index due to time delay in applying the Index methodology or tracking error.

Each Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component (as defined below) until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in an Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

Each Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is less than or equal to a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of each algorithmic-based Index and the Adviser's trading strategies designed to track each Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing each Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because each Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-monthly due to a special rebalancing, the allocation of an Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If an Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. A Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- Each Index is rebalanced monthly and may be rebalanced more frequently due to special rebalancing. Each Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track its respective Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by a Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by a Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- Each Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether a Fund's investment goals are aligned with their own. A Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of his or her investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after a Fund's target year. In addition, there is no guarantee that an investor's investment in a Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of a Fund's performance and continuing fit with his or her objectives and changing life situation.


NO OR LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Citi Market Pilot 2020 Fund had not commenced operations and as such had no prior operating history by which an investor can evaluate performance. The Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund each commenced operations on March 4, 2014 and as such have limited operating history by which an investor can evaluate performance. In addition, each Fund seeks to approximate the results of its corresponding Index, each of which is a newly created index. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in each Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in each Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in each Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of each Fund and each Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in each Fund's assets would result in each Fund's expenses being spread over a smaller asset base causing an increase in each Fund's expense ratio. CGMI may hedge its exposure to each Fund arising from its seed investment, including by trading in the same securities held in each Fund's portfolio. Such activity may affect the market price of each Fund's investments and consequently the performance of each Fund.


OTHER INVESTMENT RISKS -- Each Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.


          INVESTMENTS IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES RISK -- To the extent a Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. A Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the 1940 Act. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. As with ETFs, a Fund will be subject to substantially the same risks as those associated with the direct ownership of the investments held by such products.


     As a shareholder of another investment company or similar product, a Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance.

     With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear a Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses. The Funds do not intend to invest in such products unless the Adviser believes that the potential benefits of the investment justify such fees or expenses. The Funds intend to invest in such products because they are either components of a Fund's designated Index or provide exposure to Index components.

          EQUITY RISK -- Since the Funds invest in equity securities directly or indirectly, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


     Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of American Depository Receipts ("ADRs"), as well as shares of ETFs that attempt to track the price movement of equity indexes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders and that takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate.


          FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. A Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

          EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

          FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

          LARGE COMPANY RISK -- The Funds may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Funds may invest directly or indirectly may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

          INTEREST RATE RISK -- As with most funds that invest in bonds and other debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and a Fund's share price to fall.

     The concept of duration is useful in assessing the sensitivity of a debt security to interest rate movements, which are usually the main source of risk for most debt securities. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

          CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (I.E. the Consumer Price Index) will accurately measure the real rate of inflation in the prices of goods and services.

          COMMODITY RISK -- Exposure to the commodities markets, through direct investments or indirectly through investments in ETFs, investment companies or similar exchange-traded products, may subject a Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Funds may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- Each Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     Because derivative instruments may be purchased by the Funds for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than they originally invested in it.

     Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     A Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

     Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Funds do not intend to invest on a leveraged basis and intend to maintain cash or cash equivalents equal to any non-margined derivatives exposure.


TAX RISK -- Each Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of a Fund may from time to time generate income that does not constitute qualifying income to the Fund. Each Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if a Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the IRS, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, a Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Code. However, the Funds cannot give any assurance that the IRS will grant such relief.

MORE INFORMATION ABOUT FUND INVESTMENTS


The objective of each Fund is to seek performance results that, before fees and expenses, approximate the performance of its designated Citi Market Pilot Index.(1) Each Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of the Fund's target year. Each Fund's objective may be changed without shareholder approval upon 60 days' prior written notice to shareholders.


Each Index is sponsored and maintained by Citigroup Global Markets Limited, an affiliate of the Adviser. The Adviser is not involved with the maintenance of the Indexes. Citigroup Global Markets Limited has no obligation to take, and will not take, the interests of the Funds or their shareholders into account in calculating and maintaining the Indexes.

In seeking to track the performance of the Indexes, the Adviser allocates Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of each Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of each Index. Whenever an Index is rebalanced, the Adviser will generally seek to invest the corresponding Fund's portfolio to reflect the Index components after rebalancing. When an Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the corresponding Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

The components of each Index include seven market components as well as a 90-day U.S. Treasury bill component, although each Index will not necessarily be exposed to all its components at any time. The market components of each Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation-linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.


The Index components and the market sector that each is intended to represent are: (1) SPDR S&P 500 ETF Trust (U.S. equity), (2) Vanguard FTSE Developed Markets ETF (Developed Markets equity), (3) Vanguard FTSE Emerging Markets ETF (Emerging Markets equity), (4) iShares Barclays Aggregate Bond Fund ETF (U.S. Fixed Income), (5) iShares Barclays US Treasury Inflation Protected Securities Fund ETF (Inflation Linked U.S. Treasuries ("TIPS")), (6) PowerShares DB Commodity Index Tracking Fund (Commodities), (7) Citigroup US Treasury Index (U.S. Treasuries) and (8) 90-day U.S. Treasury bills. The first seven of these components are the "Market Components" of each Index. The 90-day U.S. Treasury bill component is the "Defensive Component."


     The SPDR S&P 500 ETF Trust is an investment company that intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P

----------
(1) The Citi Market Pilot 2020 Index, Citi Market Pilot 2030 Index and Citi Market Pilot 2040 Index are trademarks or service marks of Citigroup Global Markets Ltd. and have been licensed to the Adviser for use in connection with the Funds.

     500 Index, which measures the performance of the large capitalization sector of the U.S. equity market.


     The Vanguard FTSE Developed Markets ETF is an investment company that seeks to provide a tax-efficient investment return consisting of long-term capital appreciation by purchasing stocks included in the FTSE Developed ex North America Index, which includes approximately 1,385 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East.

     The Vanguard FTSE Emerging Markets ETF is an investment company that seeks to track the performance of the FTSE Emerging Index, a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


     The iShares Barclays Aggregate Bond Fund ETF is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.


     The iShares Barclays Treasury Inflation Protected Securities Bond Fund
     (ETF) is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.


     The PowerShares DB Commodity Index Tracking Fund is an exchange-traded product that is not registered under the 1940 Act. The PowerShares DB Commodity Index Tracking Fund is based on the DBIQ Optimum Yield Diversified Commodity Index Excess Return(TM), a rules-based index composed of futures contracts on 14 heavily-traded physical commodities.

     The Citigroup US Treasury Index is an index that tracks the performance of the U.S. Treasury bond market. The index includes fixed-rate noncallable and callable issues with a minimum maturity of one year. The index excludes Savings Bonds, TIPS and STRIPS.

Each Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

In addition to the regular monthly rebalancing described above, at the end of each business day each Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is reallocated 100% to the Defensive Component until the next monthly rebalancing date.

The volatility glide path shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above. See Appendix 1 for the Volatility Glide Path for each Citi Market Pilot Index.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. Each Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, each Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns.

Because of the dynamic nature of Index allocations, the allocation of each Index to any specific asset class may vary substantially over time; similarly, the allocation of each Fund to any specific asset class may vary substantially over time, which may result in concentrated allocations to one or more asset classes.


This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in the Funds' Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser was formed as a Delaware limited liability company in 2011 and is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2014, had approximately $1.6 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York 10013.


The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. Its investment strategies generally are based on algorithmic/quantitative methodologies and other strategies related to structured products and are designed to track specific indexes. The Adviser places purchase and sale orders for the Funds' portfolio transactions and these orders may be directed to any brokers, including its affiliates as permitted by applicable law.

INVESTMENT ADVISORY AGREEMENT


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by a Fund, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). The Adviser may elect to extend this reduction in fees on an annual basis. In addition, if at any point a Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the Fund's contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.

A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2030 Fund's and the Citi Market Pilot 2040 Fund's investment advisory agreement will be available in the Funds' Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2020 Fund's investment advisory agreement will be available in the Fund's first Annual or Semi-Annual Report to Shareholders.

CONFLICTS

GENERAL -- Citigroup, Inc. and its subsidiaries (collectively, including the Adviser and Citigroup Global Markets Inc., "Citi") engage in a wide range of financial services and participate in trading markets throughout the world. Such activities include, without limitation, commercial banking; investment banking; asset management; investing and trading as principal or agent in all types of securities, derivatives, commodities and other assets for its individual, corporate, institutional and governmental customers and clients; and investing and trading in such assets for its own account (proprietary trading). Some of these activities may involve a conflict or a potential conflict of interest between one or more Funds and their shareholders on the one hand and Citi and its other business activities on the other hand.


Many of these conflicts are similar to conflicts faced by investment managers generally as a result of inherent conflicts between an investment manager's own interests and the interests of any specific client or of multiple clients with similar or differing investment strategies. Other conflicts may arise or be more pronounced because of the extensive nature of Citi's trading and other businesses. Furthermore, special conflicts arise because Adviser personnel are employees of CGMI, a U.S. registered broker dealer, or because the Indexes that the Funds seek to track are sponsored by an affiliate of the Adviser.

Because of the breadth of Citi's activities, it is not possible to describe every type of conflict or potential conflict that may arise between a Fund and its shareholders and Citi's other activities. The following discussion is only illustrative of the types of conflicts that may arise. Other potential conflicts are discussed under "Payments to Financial Intermediaries" below and in the SAI. While the Adviser has implemented procedures designed to avoid adverse consequences to the Funds as a result of these potential conflicts, shareholders of the Funds should be aware that some of these conflicts may adversely affect the Funds should these procedures prove ineffective.


ADVISER PERSONNEL -- Adviser personnel devote such time as deemed necessary to carry out their fiduciary duties to the Adviser and the Funds. However, Adviser personnel are not employees of the Adviser, but instead are dual-hatted employees of CGMI who are located with other CGMI employees and who may devote a substantial portion of their time to broker-dealer activities, including trading with or for the account of non-fiduciary customers and hedging, market making and other trading and investment activities for the account of Citi and its affiliates. As such, they may have conflicts of interest in allocating their time and services between the Funds and their other Citi responsibilities. All Adviser personnel will report to supervisors who are CGMI sales and trading personnel and their compensation will be based on, among other factors, their performance in connection with CGMI's business as well as the performance of the Funds, which may exacerbate certain conflicts for such Adviser personnel. For a description of portfolio manager compensation, see "Portfolio Managers" in the SAI. The Adviser has adopted compliance and trading procedures intended to mitigate such conflicts and to ensure that investment decisions made by Adviser personnel are consistent with the interests of the Funds. See "Investments and Trading for the Funds and Other Citi Interests" below.

PROPRIETARY INDEXES; INDEX SPONSOR -- Citigroup Global Markets Limited, an affiliate of the Adviser, is the Index Sponsor of the Indexes that the Funds seek to track. The Adviser intends to attempt to track the return of the Indexes at all times regardless of their performance and will not advise the Funds on alternative investment strategies even if the Indexes underperform. The Index Sponsor has the right to modify the Indexes under certain circumstances. The Index Sponsor is not acting on behalf of the Funds; when calculating, modifying or otherwise maintaining or administering the Indexes, the Index Sponsor will act in its own interest, will not take into account the interests of the Funds or their shareholders and may take actions that are adverse to the interest of the Funds. Adviser personnel may have participated in the development of the Indexes but will not participate in or otherwise influence the ongoing calculation, maintenance or administration of the Indexes. The Index Sponsor may, however, communicate with

Adviser personnel in the normal course of business regarding the results of Index calculations, maintenance or administration of the Indexes, potential new index strategies and potential financial products related to the Indexes or other indexes of the Index Sponsor. It is expected that Citi employees, including Adviser personnel, will be in possession of information concerning the Indexes and their methodology that is not publicly available and will use that information to enter into transactions for the account of the Funds, other Citi clients or customers and or Citi itself. See "Investments and Trading for the Funds and Other Citi Interests" below.

INVESTMENTS AND TRADING FOR THE FUNDS AND OTHER CITI INTERESTS -- Citi, acting for the account of Citi customers or for Citi's own account (such accounts for other clients or Citi customers, including Citi personnel, and Citi, "Other Citi Interests"), may trade or invest in the same securities, commodities or other assets as the Adviser trades for the Funds. Adviser personnel trading for the Funds may also engage in such activities on behalf of Other Citi Interests. The Adviser has implemented compliance procedures designed to mitigate conflicts arising from these activities, including procedures relating to aggregation and allocation of trades and trading between client accounts, procedures intended to prevent knowledge of Fund trades being used to the advantage of Other Citi Interests or to the disadvantage of the Funds, and procedures to generally provide that the Adviser will allocate investment opportunities and make purchase and sale decisions among the Funds and Other Citi Interests in a manner that it considers, in its sole discretion, to be reasonable and consistent with its fiduciary obligation to each Fund. These procedures may, however, restrict the assets in which a Fund may otherwise invest or the timing of Fund transactions and therefore may limit the investment opportunities available to a Fund.

The Adviser provides investment advice to the Funds consistent with its fiduciary duties to the Funds. Such advice may differ from advice provided by the Adviser to its other clients or by other Citi asset management business to their clients or from investment decisions taken by Citi with respect to Other Citi Interests. For instance, the Adviser may be buying securities for a Fund at the same time as Citi is selling the same securities on behalf of Other Citi Interests or the Adviser may be buying equity securities of an issuer for a Fund at the same as Citi is buying debt securities of the same issuer on behalf of Other Citi Interests. To the extent permitted by law, Citi may also structure, enter into or otherwise participate in derivative transactions on behalf of Other Citi Interests that reference a Fund, the designated Index for the Fund and/or constituents of the Index and may hedge such transactions by investing in the same assets as the Fund. These activities may adversely affect the value of a Fund. Other Citi Interests may profit from such transactions notwithstanding (or in some cases as a direct result of) a decline in the value of a Fund, the level of the designated Index for the Fund or the value of one or more Index constituents.

CITI RELATIONSHIPS WITH ISSUERS OF SECURITIES HELD BY THE FUNDS, FUND SERVICE PROVIDERS AND MARKET PARTICIPANTS; USE OF INFORMATION -- Citi may act or seek to act as lender, underwriter or financial advisor or engage in any kind of commercial or investment banking or other business with issuers of securities in which the Funds invest, counterparties who have obligations to the Funds or others who provide services to the Funds. When acting in those capacities, Citi acts for its own interest, will not take into account the interests of the Funds or their shareholders and may enforce rights or take actions that are adverse to the interests of the Funds.

As a result of these activities and Citi's relationships with market participants, certain Citi employees may possess information relating to issuers, securities, products or markets that is not known to the Adviser. Such employees will not be obligated to share any such information with the Adviser and may be prohibited from doing so by law or Citi's internal compliance procedures, which may adversely affect the Funds. Citi's procedures also restrict CGMI and other trading personnel from transacting in various securities from time to time, due to Citi's possession of non-public information, participation in a securities underwriting or other legal or regulatory restrictions on its trading or investment activities. As Adviser personnel are also dual-hatted CGMI employees, Adviser personnel, when trading on behalf of the Funds, will also be subject to those policies, which may limit the investment opportunities available to the Funds.

RESEARCH -- Citi may publish or modify research and similar reports as to various matters, such as issuers, securities, Indexes or financial products. This research may express opinions or provide recommendations that may adversely affect the Funds.

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy CFA, FRM, Portfolio Manager, jointly oversee the day-to-day management of the Funds.

Mr. Haider has been with CGMI or an affiliate since 2009 and has over 11 years of investment experience. Prior to joining Citi, he was a Senior Vice President in the structured funds business in the Americas at HSBC.

Mr. Baude has been with CGMI or an affiliate for over 13 years and has over 13 years of investment experience. Mr. Baude's experience includes acting as senior trader on the multi-asset and asset management derivatives desk and working in fixed income research for an affiliate of the Adviser.

Mr. Clancy has been with CGMI or an affiliate since June 2012 and has over 13 years of trading experience. Prior to joining Citi, he was a fund manager at EAM Partners L.P. since June 2006.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.


























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

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares of the Funds.

A Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL


You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class.


REGULAR MAIL ADDRESS

Citi Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Citi Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-855-CITI-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Citi Funds
DDA # 9870523965
Ref: Fund name/share class/account number/account name


BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 for A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. The Funds reserve the right to waive the minimum investment amounts in their sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105).

Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;


     o    The account name(s);

     o    The share class; and


     o    The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Medallion signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.


BY TELEPHONE


You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-CITI-FUND to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange A Shares of a Fund for A Shares of another Fund in the Citi Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC"). You may obtain the current NAV of a Fund by calling 1-855-CITI-FUND.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for A Shares varies, depending on the amount of your investment.

--------------------------------------------------------------------------------------
                                    YOUR SALES CHARGE AS A      YOUR SALES CHARGE AS A
                                         PERCENTAGE OF            PERCENTAGE OF YOUR
IF YOUR INVESTMENT IS:                  OFFERING PRICE              NET INVESTMENT
--------------------------------------------------------------------------------------
Less than $100,000                           4.50%                       4.71%
--------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                       3.63%
--------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                       2.56%
--------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            2.00%                       2.04%
--------------------------------------------------------------------------------------
$1,000,000 and over(1)                       None                         None
--------------------------------------------------------------------------------------


(1) Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Contingent Deferred Sales Charge -- A Shares."


You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

     o    through reinvestment of dividends and distributions;

     o through an asset allocation account advised by the Adviser or one of its affiliates;

     o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Shares");

     o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o by employees, and members of their immediate family, of the Adviser and its affiliates;

     o    by retirees of the Adviser and its affiliates;

     o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

     o    by Trustees and officers of the Trust;

     o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the Adviser;

     o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

     o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify a Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Shares of all the Citi Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of A Shares of all other Citi Funds you purchased previously that are currently held for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Shares of one or more Citi Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of one or more Citi Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of A Shares (that are subject to a sales charge) of all Citi Funds made on the same day by you, your spouse and your minor children (under age
21). This combination also applies to A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

     o an individual, his or her spouse, or children residing in the same household;

     o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

     o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

     o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES -- A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 18 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Shares of one Fund for A Shares of another Fund.


GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


A Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan for A Shares that provides that a Fund may pay financial intermediaries for shareholder services in an amount not to exceed 0.25% based on the average daily net assets of the Fund's A Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing fees that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:


     o Shareholders are restricted from making more than one (1) "round trip," including exchanges into or out of a Fund, for an amount greater than or equal to $5,000, within any 30 day period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, block the shareholder from making additional purchases of, or exchanges into, the Fund for 30 days. Shareholders making more than two (2) round trips of an amount greater than or equal to $5,000 within any 60 day period may be blocked from making additional purchases of, or exchanges into, a Fund for 60 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds will enter into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of their customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.


However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund
Shares.


ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for Investor Class Shares of each Fund is 0.25%.


DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES


You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds and is based on current tax laws, which are subject to change.


Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended so that each Fund will not be liable for U.S. federal income taxes on income and capital gains that it timely distributes to its shareholders. In order to qualify for such favorable tax treatment, each Fund must satisfy certain qualifying income, diversification and distribution requirements each year. Each Fund may invest in one or more exchange-traded products, such as ETFs and ETNs, swaps or other investments, the income from which may from time to time generate income that does not constitute qualifying income to a RIC for purposes of the RIC income requirements. Each Fund, however, intends to monitor such investments in order to be able to satisfy the RIC qualification requirements, including the RIC qualifying income requirement. See the SAI for more information regarding the RIC qualification tests.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, each taxable year. For U.S. federal income tax purposes, each Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (generally including individual retirement accounts and other tax-qualified plans, as discussed further below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives, designates and distributes may be subject to a reduced tax rate if you meet certain holding period and other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares.

Each redemption, sale or exchange of shares of a Fund is a taxable event for shareholders that are subject to tax. You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Any capital gain or loss generally will be treated as short term if you held the shares 12 months or less, and long term if you held the shares for longer.

Shareholders that are tax-exempt, such as individual retirement accounts or other tax-qualified plans, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on redemptions, sales or exchanges of Fund shares. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. Plan participants should consult their own tax advisors with respect to taxation of their particular retirement plan.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


As with all mutual funds, a Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

THE ABOVE DISCUSSION IS MEANT ONLY AS A SUMMARY; MORE INFORMATION IS AVAILABLE IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS AND POSSIBLE ADDITIONAL WITHHOLDING TAXES FOR NON-U.S. SHAREHOLDERS.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Funds were not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                                   APPENDIX 1

             VOLATILITY GLIDE PATH FOR EACH CITI MARKET PILOT INDEX

--------------------------------------------------------------------------------
                CITI MARKET PILOT       CITI MARKET PILOT      CITI MARKET PILOT
JANUARY 1,         2020 INDEX               2030 INDEX            2040 INDEX
--------------------------------------------------------------------------------
2014                 10.20%                   16.01%                18.54%
--------------------------------------------------------------------------------
2015                  9.30%                   15.60%                18.36%
--------------------------------------------------------------------------------
2016                  8.29%                   15.19%                18.18%
--------------------------------------------------------------------------------
2017                  7.15%                   14.72%                17.96%
--------------------------------------------------------------------------------
2018                  5.88%                   14.21%                17.73%
--------------------------------------------------------------------------------
2019                  4.44%                   13.67%                17.50%
--------------------------------------------------------------------------------
2020                  2.80%                   13.08%                17.25%
--------------------------------------------------------------------------------
2021             Same as 2020                 12.44%                17.00%
--------------------------------------------------------------------------------
2022             Same as 2020                 11.76%                16.67%
--------------------------------------------------------------------------------
2023             Same as 2020                 11.02%                16.34%
--------------------------------------------------------------------------------
2024             Same as 2020                 10.20%                16.01%
--------------------------------------------------------------------------------
2025             Same as 2020                  9.30%                15.60%
--------------------------------------------------------------------------------
2026             Same as 2020                  8.29%                15.19%
--------------------------------------------------------------------------------
2027             Same as 2020                  7.15%                14.72%
--------------------------------------------------------------------------------
2028             Same as 2020                  5.88%                14.21%
--------------------------------------------------------------------------------
2029             Same as 2020                  4.44%                13.67%
--------------------------------------------------------------------------------
2030             Same as 2020                  2.80%                13.08%
--------------------------------------------------------------------------------
2031             Same as 2020             Same as 2030              12.44%
--------------------------------------------------------------------------------
2032             Same as 2020             Same as 2030              11.76%
--------------------------------------------------------------------------------
2033             Same as 2020             Same as 2030              11.02%
--------------------------------------------------------------------------------
2034             Same as 2020             Same as 2030              10.20%
--------------------------------------------------------------------------------
2035             Same as 2020             Same as 2030               9.30%
--------------------------------------------------------------------------------
2036             Same as 2020             Same as 2030               8.29%
--------------------------------------------------------------------------------
2037             Same as 2020             Same as 2030               7.15%
--------------------------------------------------------------------------------
2038             Same as 2020             Same as 2030               5.88%
--------------------------------------------------------------------------------
2039             Same as 2020             Same as 2030               4.44%
--------------------------------------------------------------------------------
2040             Same as 2020             Same as 2030               2.80%
--------------------------------------------------------------------------------
Later            Same as 2020             Same as 2030           Same as 2040
Years
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                            CITI MARKET PILOT FUNDS

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Adviser about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-CITI-FUND

BY MAIL:      Citi Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET: www.funds.citi.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 CFM-PS-001-0300

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                      CITI MARKET PILOT 2020 FUND (CFTZX)
                      CITI MARKET PILOT 2030 FUND (CFTYX)
                      CITI MARKET PILOT 2040 FUND (CFTWX)

                                    I SHARES

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC


 THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THIS POOL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.







--------------------------------------------------------------------------------
INVESTMENT PRODUCTS    NOT FDIC INSURED    MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

CITI MARKET PILOT 2020 FUND
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   6
     PERFORMANCE INFORMATION ...............................................  10
     INVESTMENT ADVISER ....................................................  11
     PORTFOLIO MANAGERS ....................................................  11
CITI MARKET PILOT 2030 FUND
     INVESTMENT OBJECTIVE ..................................................  12
     FUND FEES AND EXPENSES ................................................  12
     PRINCIPAL INVESTMENT STRATEGIES .......................................  13
     PRINCIPAL RISKS .......................................................  17
     PERFORMANCE INFORMATION ...............................................  22
     INVESTMENT ADVISER ....................................................  22
     PORTFOLIO MANAGERS ....................................................  22
CITI MARKET PILOT 2040 FUND
     INVESTMENT OBJECTIVE ..................................................  23
     FUND FEES AND EXPENSES ................................................  23
     PRINCIPAL INVESTMENT STRATEGIES .......................................  24
     PRINCIPAL RISKS .......................................................  28
     PERFORMANCE INFORMATION ...............................................  33
     INVESTMENT ADVISER ....................................................  33
     PORTFOLIO MANAGERS ....................................................  33
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  34
MORE INFORMATION ABOUT RISK ................................................  35
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  43
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  46
INVESTMENT ADVISER .........................................................  46
PORTFOLIO MANAGERS .........................................................  49
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  50
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  54
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  55
OTHER POLICIES .............................................................  56
DIVIDENDS AND DISTRIBUTIONS ................................................  58
TAXES ......................................................................  58
FINANCIAL HIGHLIGHTS .......................................................  61
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

I SHARES OF THE CITI MARKET PILOT 2020 FUND ARE CURRENTLY NOT AVAILABLE FOR PURCHASE.

CITI MARKET PILOT 2020 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2020 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2020 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                              I SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                               0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                              0.15%
                                                               -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements              (0.62)%
                                                               -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                  1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------


(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ---------------------------------
                            1 YEAR          3 YEARS
                       ---------------------------------
                             $112             $481
                       ---------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2020 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2020 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source

Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

            VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2020 INDEX


                  ---------- ------------------------
                               CITI MARKET PILOT
                  JANUARY 1, 2020 TOTAL RETURN INDEX
                  ---------- -----------------------
                     2014               10.20%
                  ---------- -----------------------
                     2015                9.30%
                  ---------- -----------------------
                     2016                8.29%
                  ---------- -----------------------
                     2017                7.15%
                  ---------- -----------------------
                     2018                5.88%
                  ---------- -----------------------
                     2019                4.44%
                  ---------- -----------------------
                     2020                2.80%
                  ---------- -----------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION


The Index is published on Bloomberg under the ticker CIISMP20. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.


          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.


PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CITI MARKET PILOT 2030 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2030 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2030 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                            I SHARES
--------------------------------------------------------------------------------
Management Fees                                               0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                             0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                            0.15%
                                                             ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements            (0.62)%
                                                             ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           ---------------------------
                              1 YEAR        3 YEARS
                           ---------------------------
                               $112          $481
                           ---------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2030 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2030 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


-------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
-------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
-------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
-------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
-------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
-------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
-------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
-------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
-------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
-------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source

Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

            VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2030 INDEX

                  ---------- ----------------------------------
                                    CITI MARKET PILOT
                  JANUARY 1,     2030 TOTAL RETURN INDEX
                  ---------- ----------------------------------
                     2014                16.01%
                  ----------  ----------------------------------
                     2015                15.60%
                  ----------  ----------------------------------
                     2016                15.19%
                  ----------  ----------------------------------
                     2017                14.72%
                  ----------  ----------------------------------
                     2018                14.21%
                  ---------- ----------------------------------
                     2019                13.67%
                  ---------- ----------------------------------
                     2020                13.08%
                  ----------  ----------------------------------
                     2021                12.44%
                  ----------  ----------------------------------
                     2022                11.76%
                  ----------  ----------------------------------
                     2023                11.02%
                  ----------  ----------------------------------
                     2024                10.20%
                  ----------  ----------------------------------
                     2025                 9.30%
                  ----------  ----------------------------------
                     2026                 8.29%
                  ----------  ----------------------------------
                     2027                 7.15%
                  ----------  ----------------------------------
                     2028                 5.88%
                  ----------  ----------------------------------
                     2029                 4.44%
                  ----------  ----------------------------------
                     2030                 2.80%
                  ----------  ----------------------------------





* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP30. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.


          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.


PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC


PORTFOLIO MANAGERS

Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

CITI MARKET PILOT 2040 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2040 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2040 Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                             I SHARES
--------------------------------------------------------------------------------
Management Fees                                                0.85%
--------------------------------------------------------------------------------
Other Expenses(1)                                              0.72%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                             0.15%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           1.72%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements             (0.62)%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                 1.10%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       --------------------------------
                             1 YEAR         3 YEARS
                       --------------------------------
                              $112           $481
                       --------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2040 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2040 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source

Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

            VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2040 INDEX

                           ----------  -----------------------
                                          CITI MARKET PILOT
                           JANUARY 1,  2040 TOTAL RETURN INDEX
                           ----------  -----------------------
                              2014             18.54%
                           ----------  -----------------------
                              2015             18.36%
                           ----------  -----------------------
                              2016             18.18%
                           ----------  -----------------------
                              2017             17.96%
                           ----------  -----------------------
                              2018             17.73%
                           ----------  -----------------------
                              2019             17.50%
                           ----------  -----------------------
                              2020             17.25%
                           ----------  -----------------------
                              2021             17.00%
                           ----------  -----------------------
                              2022             16.67%
                           ----------  -----------------------
                              2023             16.34%
                           ----------  -----------------------
                              2024             16.01%
                           ----------  -----------------------
                              2025             15.60%
                           ----------  -----------------------
                              2026             15.19%
                           ----------  -----------------------
                              2027             14.72%
                           ----------  -----------------------
                              2028             14.21%
                           ----------  -----------------------
                              2029             13.67%
                           ----------  -----------------------
                              2030             13.08%
                           ----------  -----------------------
                              2031             12.44%
                           ----------  -----------------------
                              2032             11.76%
                           ----------  -----------------------
                              2033             11.02%
                           ----------  -----------------------
                              2034             10.20%
                           ----------  -----------------------
                              2035              9.30%
                           ----------  -----------------------
                              2036              8.29%
                           ----------  -----------------------
                              2037              7.15%
                           ----------  -----------------------
                              2038              5.88%
                           ----------  -----------------------
                              2039              4.44%
                           ----------  -----------------------
                              2040              2.80%
                           ----------  -----------------------



* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.


The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP40. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.

ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.


          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.


          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.


PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 34 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES


To purchase shares of a Fund for the first time including an initial purchase through an individual retirement account ("IRA"), you must invest at least $3,000,000. Your subsequent investments in a Fund must be made in amounts of at least $100. The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via wire or Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Funds directly by mail at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-CITI-FUND.


If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies, including the Adviser or companies related to the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund or Citi Market Pilot 2040 Fund involves risk and there is no guarantee that any Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with any investment.

The value of your investment in a Fund is based on the value of the Fund's portfolio holdings. These prices change daily due to economic and other events that affect the markets generally and particular companies and other issuers. This price volatility may be greater or lesser depending on the types of holdings in a Fund's portfolio and the markets in which it trades. The effect on a Fund of a change in the value of a single portfolio holding will depend on how widely the Fund diversifies its holdings.


INDEX FUND RISK - Each Fund seeks to approximately track its designated Index; therefore, the Funds' investments will not reflect the Adviser's judgments about the markets, the economy, or companies. Because each Fund seeks to approximately track its respective Index, a Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of each Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of each Fund's respective Index, the Adviser causes each Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Fund's respective Index in approximately the same weighting that they have within the Index. As a result, a Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.


INDEX TRACKING RISK -- A Fund may not track, and its performance may vary substantially from, that of its respective Index for any period of time. The fact that an Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects each Fund to invest in securities and other financial instruments that are components of its respective Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Fund's respective Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of a Fund varying from that of its respective Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase a Fund's investments in cash equivalents. A Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Fund's respective Index. Whenever an Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and a Fund's exposure would vary from that of its respective Index during the rebalancing process. The fact that the holdings of a Fund may not match the components of its respective Index can also be expected to increase tracking variance. Accordingly, the performance of a Fund can be expected to vary from, and may be significantly lower than, the performance of its respective Index.

INDEX METHODOLOGY RISK -- Each Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, each Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of an Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. Each Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in a Fund.

Application of the volatility glide path and other risk-mitigating features of an Index methodology at each monthly rebalancing may have the effect of limiting potential increases in an Index or gains for a Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components (as defined below) over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Indexes.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Indexes after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Indexes will decline from the Calculation Start Date to the target year. Due to these limitations, each Index, and therefore each Fund, may underperform or decline in value even if the actual volatility of the respective Index remains within the volatility glide path at all times from the date of an investment in the respective Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in an Index prior to the target year. If the volatility glide path is too low, the risk that an Index will underperform other investment strategies may increase. In addition, a Fund could realize losses greater than the losses of its respective Index due to time delay in applying the Index methodology or tracking error.

Each Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component (as defined below) until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in an Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

Each Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is less than or equal to a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of each algorithmic-based Index and the Adviser's trading strategies designed to track each Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing each Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because each Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-monthly due to a special rebalancing, the allocation of an Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If an Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. A Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- Each Index is rebalanced monthly and may be rebalanced more frequently due to special rebalancing. Each Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track its respective Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by a Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by a Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- Each Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether a Fund's investment goals are aligned with their own. A Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of his or her investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after a Fund's target year. In addition, there is no guarantee that an investor's investment in a Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of a Fund's performance and continuing fit with his or her objectives and changing life situation.


NO OR LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Citi Market Pilot 2020 Fund has not commenced operations and as such had no prior operating history by which an investor can evaluate performance. The Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund each commenced operations on March 4, 2014 and as such have limited operating history by which an investor can evaluate performance. In addition, each Fund seeks to approximate the results of its corresponding Index, each of which is a newly created index. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in each Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in each Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in each Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of each Fund and each Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in each Fund's assets would result in each Fund's expenses being spread over a smaller asset base causing an increase in each Fund's expense ratio. CGMI may hedge its exposure to each Fund arising from its seed investment, including by trading in the same securities held in each Fund's portfolio. Such activity may affect the market price of each Fund's investments and consequently the performance of each Fund.


OTHER INVESTMENT RISKS -- Each Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.


          INVESTMENTS IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES RISK -- To the extent a Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. A Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the 1940 Act. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. As with ETFs, a Fund will be subject to substantially the same risks as those associated with the direct ownership of the investments held by such products.


     As a shareholder of another investment company or similar product, a Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance.

     With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear a Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses. The Funds do not intend to invest in such products unless the Adviser believes that the potential benefits of the investment justify such fees or expenses. The Funds intend to invest in such products because they are either components of a Fund's designated Index or provide exposure to Index components.

          EQUITY RISK -- Since the Funds invest in equity securities directly or indirectly, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


     Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of American Depository Receipts ("ADRs"), as well as shares of ETFs that attempt to track the price movement of equity indexes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders and that takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate.


          FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. A Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

          EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

          FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

          LARGE COMPANY RISK -- The Funds may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Funds may invest directly or indirectly may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

          INTEREST RATE RISK -- As with most funds that invest in bonds and other debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and a Fund's share price to fall.

     The concept of duration is useful in assessing the sensitivity of a debt security to interest rate movements, which are usually the main source of risk for most debt securities. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

          CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (I.E. the Consumer Price Index) will accurately measure the real rate of inflation in the prices of goods and services.

          COMMODITY RISK -- Exposure to the commodities markets, through direct investments or indirectly through investments in ETFs, investment companies or similar exchange-traded products, may subject a Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Funds may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- Each Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     Because derivative instruments may be purchased by the Funds for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than they originally invested in it.

     Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     A Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

     Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Funds do not intend to invest on a leveraged basis and intend to maintain cash or cash equivalents equal to any non-margined derivatives exposure.


TAX RISK -- Each Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of a Fund may from time to time generate income that does not constitute qualifying income to the Fund. Each Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if a Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the IRS, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, a Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Code. However, the Funds cannot give any assurance that the IRS will grant such relief.

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MORE INFORMATION ABOUT FUND INVESTMENTS


The objective of each Fund is to seek performance results that, before fees and expenses, approximate the performance of its designated Citi Market Pilot Index.(1) Each Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of the Fund's target year. Each Fund's objective may be changed without shareholder approval upon 60 days' prior written notice to shareholders.


Each Index is sponsored and maintained by Citigroup Global Markets Limited, an affiliate of the Adviser. The Adviser is not involved with the maintenance of the Indexes. Citigroup Global Markets Limited has no obligation to take, and will not take, the interests of the Funds or their shareholders into account in calculating and maintaining the Indexes.

In seeking to track the performance of the Indexes, the Adviser allocates Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of each Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of each Index. Whenever an Index is rebalanced, the Adviser will generally seek to invest the corresponding Fund's portfolio to reflect the Index components after rebalancing. When an Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the corresponding Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

The components of each Index include seven market components as well as a 90-day U.S. Treasury bill component, although each Index will not necessarily be exposed to all its components at any time. The market components of each Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation-linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.


The Index components and the market sector that each is intended to represent are: (1) SPDR S&P 500 ETF Trust (U.S. equity), (2) Vanguard FTSE Developed Markets ETF (Developed Markets equity), (3) Vanguard FTSE Emerging Markets ETF (Emerging Markets equity), (4) iShares Barclays Aggregate Bond Fund ETF (U.S. Fixed Income), (5) iShares Barclays US Treasury Inflation Protected Securities Fund ETF (Inflation Linked U.S. Treasuries ("TIPS")), (6) PowerShares DB Commodity Index Tracking Fund (Commodities), (7) Citigroup US Treasury Index (U.S. Treasuries) and (8) 90-day U.S. Treasury bills. The first seven of these components are the "Market Components" of each Index. The 90-day U.S. Treasury bill component is the "Defensive Component."


     The SPDR S&P 500 ETF Trust is an investment company that intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, which measures the performance of the large capitalization sector of the U.S. equity market.

----------
(1) The Citi Market Pilot 2020 Index, Citi Market Pilot 2030 Index and Citi Market Pilot 2040 Index are trademarks or service marks of Citigroup Global Markets Ltd. and have been licensed to the Adviser for use in connection with the Funds.

     The Vanguard FTSE Developed Markets ETF is an investment company that seeks to provide a tax-efficient investment return consisting of long-term capital appreciation by purchasing stocks included in the FTSE Developed ex North America Index, which includes approximately 1,385 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East.

     The Vanguard FTSE Emerging Markets ETF is an investment company that seeks to track the performance of the FTSE Emerging Index, a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


     The iShares Barclays Aggregate Bond Fund ETF is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.


     The iShares Barclays Treasury Inflation Protected Securities Bond Fund
     (ETF) is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.


     The PowerShares DB Commodity Index Tracking Fund is an exchange-traded product that is not registered under the 1940 Act. The PowerShares DB Commodity Index Tracking Fund is based on the DBIQ Optimum Yield Diversified Commodity Index Excess Return(TM), a rules-based index composed of futures contracts on 14 heavily-traded physical commodities.

     The Citigroup US Treasury Index is an index that tracks the performance of the U.S. Treasury bond market. The index includes fixed-rate noncallable and callable issues with a minimum maturity of one year. The index excludes Savings Bonds, TIPS and STRIPS.

Each Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

In addition to the regular monthly rebalancing described above, at the end of each business day each Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is reallocated 100% to the Defensive Component until the next monthly rebalancing date.

The volatility glide path shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above. See Appendix 1 for the Volatility Glide Path for each Citi Market Pilot Index.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. Each Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, each Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns.

Because of the dynamic nature of Index allocations, the allocation of each Index to any specific asset class may vary substantially over time; similarly, the allocation of each Fund to any specific asset class may vary substantially over time, which may result in concentrated allocations to one or more asset classes.


This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in the Funds' Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser was formed as a Delaware limited liability company in 2011 and is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2014, had approximately $1.6 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York 10013.


The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. Its investment strategies generally are based on algorithmic/quantitative methodologies and other strategies related to structured products and are designed to track specific indexes. The Adviser places purchase and sale orders for the Funds' portfolio transactions and these orders may be directed to any brokers, including its affiliates as permitted by applicable law.

INVESTMENT ADVISORY AGREEMENT


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for I Shares (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by a Fund, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Funds' I Shares' average daily net assets until May 24, 2015 (the "contractual expense limit"). The Adviser may elect to extend this reduction in fees on an annual basis. In addition, if at any point a Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the Fund's contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.

A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2030 Fund's and the Citi Market Pilot 2040 Fund's investment advisory agreement will be available in the Funds' Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2020 Fund's investment advisory agreement will be available in the Funds' first Annual or Semi-Annual Report to Shareholders.

CONFLICTS

GENERAL - Citigroup, Inc. and its subsidiaries (collectively, including the Adviser and Citigroup Global Markets Inc., "Citi") engage in a wide range of financial services and participate in trading markets throughout the world. Such activities include, without limitation, commercial banking; investment banking; asset management; investing and trading as principal or agent in all types of securities, derivatives, commodities and other assets for its individual, corporate, institutional and governmental customers and clients; and investing and trading in such assets for its own account (proprietary trading). Some of these activities may involve a conflict or a potential conflict of interest between one or more Funds and their shareholders on the one hand and Citi and its other business activities on the other hand.


Many of these conflicts are similar to conflicts faced by investment managers generally as a result of inherent conflicts between an investment manager's own interests and the interests of any specific client or of multiple clients with similar or differing investment strategies. Other conflicts may arise or be more pronounced because of the extensive nature of Citi's trading and other businesses. Furthermore, special conflicts arise because Adviser personnel are employees of CGMI, a U.S. registered broker dealer, or because the Indexes that the Funds seek to track are sponsored by an affiliate of the Adviser.

Because of the breadth of Citi's activities, it is not possible to describe every type of conflict or potential conflict that may arise between a Fund and its shareholders and Citi's other activities. The following discussion is only illustrative of the types of conflicts that may arise. Other potential conflicts are discussed under "Payments to Financial Intermediaries" below and in the SAI. While the Adviser has implemented procedures designed to avoid adverse consequences to the Funds as a result of these potential conflicts, shareholders of the Funds should be aware that some of these conflicts may adversely affect the Funds should these procedures prove ineffective.


ADVISER PERSONNEL - Adviser personnel devote such time as deemed necessary to carry out their fiduciary duties to the Adviser and the Funds. However, Adviser personnel are not employees of the Adviser, but instead are dual-hatted employees of CGMI who are located with other CGMI employees and who may devote a substantial portion of their time to broker-dealer activities, including trading with or for the account of non-fiduciary customers and hedging, market making and other trading and investment activities for the account of Citi and its affiliates. As such, they may have conflicts of interest in allocating their time and services between the Funds and their other Citi responsibilities. All Adviser personnel will report to supervisors who are CGMI sales and trading personnel and their compensation will be based on, among other factors, their performance in connection with CGMI's business as well as the performance of the Funds, which may exacerbate certain conflicts for such Adviser personnel. For a description of portfolio manager compensation, see "Portfolio Managers" in the SAI. The Adviser has adopted compliance and trading procedures intended to mitigate such conflicts and to ensure that investment decisions made by Adviser personnel are consistent with the interests of the Funds. See "Investments and Trading for the Funds and Other Citi Interests" below.

PROPRIETARY INDEXES; INDEX SPONSOR -- Citigroup Global Markets Limited, an affiliate of the Adviser, is the Index Sponsor of the Indexes that the Funds seek to track. The Adviser intends to attempt to track the return of the Indexes at all times regardless of their performance and will not advise the Funds on alternative investment strategies even if the Indexes underperform. The Index Sponsor has the right to modify the Indexes under certain circumstances. The Index Sponsor is not acting on behalf of the Funds; when calculating, modifying or otherwise maintaining or administering the Indexes, the Index Sponsor will act in its own interest, will not take into account the interests of the Funds or their shareholders and may take actions that are adverse to the interest of the Funds. Adviser personnel may have participated in the development of the Indexes but will not participate in or otherwise influence the ongoing calculation, maintenance or administration of the Indexes. The Index Sponsor may, however, communicate with

Adviser personnel in the normal course of business regarding the results of Index calculations, maintenance or administration of the Indexes, potential new index strategies and potential financial products related to the Indexes or other indexes of the Index Sponsor. It is expected that Citi employees, including Adviser personnel, will be in possession of information concerning the Indexes and their methodology that is not publicly available and will use that information to enter into transactions for the account of the Funds, other Citi clients or customers and or Citi itself. See "Investments and Trading for the Funds and Other Citi Interests" below.

INVESTMENTS AND TRADING FOR THE FUNDS AND OTHER CITI INTERESTS -- Citi, acting for the account of Citi customers or for Citi's own account (such accounts for other clients or Citi customers, including Citi personnel, and Citi, "Other Citi Interests"), may trade or invest in the same securities, commodities or other assets as the Adviser trades for the Funds. Adviser personnel trading for the Funds may also engage in such activities on behalf of Other Citi Interests. The Adviser has implemented compliance procedures designed to mitigate conflicts arising from these activities, including procedures relating to aggregation and allocation of trades and trading between client accounts, procedures intended to prevent knowledge of Fund trades being used to the advantage of Other Citi Interests or to the disadvantage of the Funds, and procedures to generally provide that the Adviser will allocate investment opportunities and make purchase and sale decisions among the Funds and Other Citi Interests in a manner that it considers, in its sole discretion, to be reasonable and consistent with its fiduciary obligation to each Fund. These procedures may, however, restrict the assets in which a Fund may otherwise invest or the timing of Fund transactions and therefore may limit the investment opportunities available to a Fund.

The Adviser provides investment advice to the Funds consistent with its fiduciary duties to the Funds. Such advice may differ from advice provided by the Adviser to its other clients or by other Citi asset management business to their clients or from investment decisions taken by Citi with respect to Other Citi Interests. For instance, the Adviser may be buying securities for a Fund at the same time as Citi is selling the same securities on behalf of Other Citi Interests or the Adviser may be buying equity securities of an issuer for a Fund at the same as Citi is buying debt securities of the same issuer on behalf of Other Citi Interests. To the extent permitted by law, Citi may also structure, enter into or otherwise participate in derivative transactions on behalf of Other Citi Interests that reference a Fund, the designated Index for the Fund and/or constituents of the Index and may hedge such transactions by investing in the same assets as the Fund. These activities may adversely affect the value of a Fund. Other Citi Interests may profit from such transactions notwithstanding (or in some cases as a direct result of) a decline in the value of a Fund, the level of the designated Index for the Fund or the value of one or more Index constituents.

CITI RELATIONSHIPS WITH ISSUERS OF SECURITIES HELD BY THE FUNDS, FUND SERVICE PROVIDERS AND MARKET PARTICIPANTS; USE OF INFORMATION -- Citi may act or seek to act as lender, underwriter or financial advisor or engage in any kind of commercial or investment banking or other business with issuers of securities in which the Funds invest, counterparties who have obligations to the Funds or others who provide services to the Funds. When acting in those capacities, Citi acts for its own interest, will not take into account the interests of the Funds or their shareholders and may enforce rights or take actions that are adverse to the interests of the Funds.

As a result of these activities and Citi's relationships with market participants, certain Citi employees may possess information relating to issuers, securities, products or markets that is not known to the Adviser. Such employees will not be obligated to share any such information with the Adviser and may be prohibited from doing so by law or Citi's internal compliance procedures, which may adversely affect the Funds. Citi's procedures also restrict CGMI and other trading personnel from transacting in various securities from time to time, due to Citi's possession of non-public information, participation in a securities underwriting or other legal or regulatory restrictions on its trading or investment activities. As Adviser personnel are also dual-hatted CGMI employees, Adviser personnel, when trading on behalf of the Funds, will also be subject to those policies, which may limit the investment opportunities available to the Funds.

RESEARCH -- Citi may publish or modify research and similar reports as to various matters, such as issuers, securities, Indexes or financial products. This research may express opinions or provide recommendations that may adversely affect the Funds.

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy CFA, FRM, Portfolio Manager, jointly oversee the day-to-day management of the Funds.

Mr. Haider has been with CGMI or an affiliate since 2009 and has over 11 years of investment experience. Prior to joining Citi, he was a Senior Vice President in the structured funds business in the Americas at HSBC.

Mr. Baude has been with CGMI or an affiliate for over 13 years and has over 13 years of investment experience. Mr. Baude's experience includes acting as senior trader on the multi-asset and asset management derivatives desk and working in fixed income research for an affiliate of the Adviser.

Mr. Clancy has been with CGMI or an affiliate since June 2012 and has over 13 years of trading experience. Prior to joining Citi, he was a fund manager at EAM Partners L.P. since June 2006.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange I Shares of the Funds.

I Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL


You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class.


REGULAR MAIL ADDRESS

Citi Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Citi Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-855-CITI-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Citi Funds
DDA # 9870523965
Ref: Fund name/share class/account number/account name


MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $3,000,000 for I Shares. Minimum subsequent investments are required to be at least $100. The Funds reserve the right to waive the minimum investment amounts in their sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105).

Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s);


     o    The share class and;


     o    The address to which redemption (sale) proceeds should be sent.


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Medallion signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.


BY TELEPHONE


You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-CITI-FUND to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.


EXCHANGING SHARES

At no charge, you may exchange I Shares of a Fund for I Shares of another Fund in the Citi Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV. When you sell shares you receive the NAV. You may obtain the current NAV of a Fund by calling 1-855-CITI-FUND.


You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


A Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by each Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:


     o Shareholders are restricted from making more than one (1) "round trip," including exchanges into or out of a Fund, for an amount greater than or equal to $5,000, within any 30 day period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, block the shareholder from making additional purchases of, or exchanges into, the Fund for 30 days. Shareholders making more than two (2) round trips of an amount greater than or equal to $5,000 within any 60 day period may be blocked from making additional purchases of, or exchanges into, a Fund for 60 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds will enter into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of their customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES


You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds and is based on current tax laws, which are subject to change.


Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended so that each Fund will not be liable for U.S. federal income taxes on income and capital gains that it timely distributes to its shareholders. In order to qualify for such favorable tax treatment, each Fund must satisfy certain qualifying income, diversification and distribution requirements each year. Each Fund may invest in one or more exchange-traded products, such as ETFs and ETNs, swaps or other investments, the income from which may from time to time generate income that does not constitute qualifying income to a RIC for purposes of the RIC income requirements. Each

Fund, however, intends to monitor such investments in order to be able to satisfy the RIC qualification requirements, including the RIC qualifying income requirement. See the SAI for more information regarding the RIC qualification tests.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, each taxable year. For U.S. federal income tax purposes, each Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (generally including individual retirement accounts and other tax-qualified plans, as discussed further below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives, designates and distributes may be subject to a reduced tax rate if you meet certain holding period and other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares.

Each redemption, sale or exchange of shares of a Fund is a taxable event for shareholders that are subject to tax. You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Any capital gain or loss generally will be treated as short term if you held the shares 12 months or less, and long term if you held the shares for longer.

Shareholders that are tax-exempt, such as individual retirement accounts or other tax-qualified plans, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on redemptions, sales or exchanges of Fund shares. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. Plan participants should consult their own tax advisors with respect to taxation of their particular retirement plan.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


As with all mutual funds, a Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

THE ABOVE DISCUSSION IS MEANT ONLY AS A SUMMARY; MORE INFORMATION IS AVAILABLE IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS AND POSSIBLE ADDITIONAL WITHHOLDING TAXES FOR NON-U.S. SHAREHOLDERS.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


Because the Funds were not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                                     APPENDIX 1

               VOLATILITY GLIDE PATH FOR EACH CITI MARKET PILOT INDEX

--------------------------------------------------------------------------------------
                 CITI MARKET PILOT         CITI MARKET PILOT         CITI MARKET PILOT
JANUARY 1,          2020 INDEX                2030 INDEX                2040 INDEX
--------------------------------------------------------------------------------------
2014                 10.20%                     16.01%                    18.54%
--------------------------------------------------------------------------------------
2015                 9.30%                      15.60%                    18.36%
--------------------------------------------------------------------------------------
2016                 8.29%                      15.19%                    18.18%
--------------------------------------------------------------------------------------
2017                 7.15%                      14.72%                    17.96%
--------------------------------------------------------------------------------------
2018                 5.88%                      14.21%                    17.73%
--------------------------------------------------------------------------------------
2019                 4.44%                      13.67%                    17.50%
--------------------------------------------------------------------------------------
2020                 2.80%                      13.08%                    17.25%
--------------------------------------------------------------------------------------
2021             Same as 2020                   12.44%                    17.00%
--------------------------------------------------------------------------------------
2022             Same as 2020                   11.76%                    16.67%
--------------------------------------------------------------------------------------
2023             Same as 2020                   11.02%                    16.34%
--------------------------------------------------------------------------------------
2024             Same as 2020                   10.20%                    16.01%
--------------------------------------------------------------------------------------
2025             Same as 2020                    9.30%                    15.60%
--------------------------------------------------------------------------------------
2026             Same as 2020                    8.29%                    15.19%
--------------------------------------------------------------------------------------
2027             Same as 2020                    7.15%                    14.72%
--------------------------------------------------------------------------------------
2028             Same as 2020                    5.88%                    14.21%
--------------------------------------------------------------------------------------
2029             Same as 2020                    4.44%                    13.67%
--------------------------------------------------------------------------------------
2030             Same as 2020                    2.80%                    13.08%
--------------------------------------------------------------------------------------
2031             Same as 2020                Same as 2030                 12.44%
--------------------------------------------------------------------------------------
2032             Same as 2020                Same as 2030                 11.76%
--------------------------------------------------------------------------------------
2033             Same as 2020                Same as 2030                 11.02%
--------------------------------------------------------------------------------------
2034             Same as 2020                Same as 2030                 10.20%
--------------------------------------------------------------------------------------
2035             Same as 2020                Same as 2030                  9.30%
--------------------------------------------------------------------------------------
2036             Same as 2020                Same as 2030                  8.29%
--------------------------------------------------------------------------------------
2037             Same as 2020                Same as 2030                  7.15%
--------------------------------------------------------------------------------------
2038             Same as 2020                Same as 2030                  5.88%
--------------------------------------------------------------------------------------
2039             Same as 2020                Same as 2030                  4.44%
--------------------------------------------------------------------------------------
2040             Same as 2020                Same as 2030                  2.80%
--------------------------------------------------------------------------------------
Later            Same as 2020                Same as 2030              Same as 2040
Years
--------------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND
                            CITI MARKET PILOT FUNDS

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Adviser about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-CITI-FUND

BY MAIL: Citi Funds
         P.O. Box 219009
         Kansas City, MO 64121-9009

BY INTERNET: www.funds.citi.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 CFM-PS-002-0300

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                        HAMLIN HIGH DIVIDEND EQUITY FUND

                       INSTITUTIONAL CLASS SHARES (HHDFX)
                         INVESTOR CLASS SHARES (HHDVX)

                              INVESTMENT ADVISER:
                         HAMLIN CAPITAL MANAGEMENT, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY -- INSTITUTIONAL CLASS SHARES ......................  1
     FUND INVESTMENT OBJECTIVE ..................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  4
     INVESTMENT ADVISER .........................................  4
     PORTFOLIO MANAGERS .........................................  4
     PURCHASE AND SALE OF FUND SHARES ...........................  5
     TAX INFORMATION ............................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ...........................................  5
FUND SUMMARY -- INVESTOR CLASS SHARES ...........................  6
     FUND INVESTMENT OBJECTIVE ..................................  6
     FUND FEES AND EXPENSES .....................................  6
     PRINCIPAL INVESTMENT STRATEGIES ............................  7
     PRINCIPAL RISKS ............................................  7
     PERFORMANCE INFORMATION ....................................  9
     INVESTMENT ADVISER .........................................  9
     PORTFOLIO MANAGERS .........................................  10
     PURCHASE AND SALE OF FUND SHARES ...........................  10
     TAX INFORMATION ............................................  10
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
       INTERMEDIARIES ...........................................  10
MORE INFORMATION ABOUT RISK .....................................  11
MORE INFORMATION ABOUT THE FUND'S
OBJECTIVE AND INVESTMENTS .......................................  14
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  15
INVESTMENT ADVISER ..............................................  15
PORTFOLIO MANAGERS ..............................................  15
RELATED PERFORMANCE DATA OF THE ADVISER .........................  16
PURCHASING AND SELLING FUND SHARES ..............................  18
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  25
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  25
OTHER POLICIES ..................................................  27
DIVIDENDS AND DISTRIBUTIONS .....................................  30
TAXES ...........................................................  30
FINANCIAL HIGHLIGHTS ............................................  32
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ...................  Back Cover

HAMLIN HIGH DIVIDEND EQUITY FUND -- INSTITUTIONAL CLASS SHARES

FUND INVESTMENT OBJECTIVE

The Hamlin High Dividend Equity Fund (the "Fund") seeks high current income and long-term capital appreciation.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if
shares redeemed have been held for less than 7 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
Management Fees                                                        1.00%
Other Expenses                                                         0.31%
                                                                      -------
Total Annual Fund Operating Expenses                                   1.31%
Less Fee Reductions and/or Expense Reimbursements                     (0.31)%
                                                                      -------
Total Annual Fund Operating Expenses after Fee                         1.00%
Reductions and/or Expense Reimbursements(1)

(1) Hamlin Capital Management, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Institutional Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $102         $385         $688        $1,552
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended December 31, 2013, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, Hamlin Capital Management, LLC ("Hamlin" or the "Adviser"), the Fund's adviser, seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of real estate investment trusts ("REITS") and interests in master limited partnerships ("MLPs"). The Fund may invest in companies of any market capitalizations range, although the Adviser expects to invest Fund assets mostly in mid- and large-capitalization companies. The Fund will generally invest in equity securities of domestic companies, but may invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser defines foreign companies as companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but which behave primarily like U.S. companies and whose securities are traded on a U.S. exchange, will not be considered foreign companies.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

SECTOR RISK--Given the Fund's focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market. As a result, the value of the Fund's shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

     o FINANCIAL SERVICES. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

     o ENERGY. Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

VALUE STOCK RISK -- The Fund pursues a value approach to investing. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

REIT RISK -- REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation.


MLP RISK - MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund's Institutional Class Shares' performance for the past year and how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hamlincm.com/mutualfund or by calling 1-855-443-3863.


                        2013             32.89%

                    BEST QUARTER      WORST QUARTER
                       11.75%            4.87%
                    (03/31/2013)      (06/30/2013)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 4.04% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Institutional Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
HAMLIN HIGH DIVIDEND EQUITY FUND                                                         INCEPTION
INSTITUTIONAL CLASS SHARES                                                   1 YEAR      (3/30/12)*
--------------------------------------------------------------------------------------------------------
Returns Before Taxes                                                         32.89%        20.14%
Returns After Taxes on Distributions                                         30.81%        18.96%
Returns After Taxes on Distributions and Sale of Fund Shares                 19.01%        15.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)           32.39%        19.41%

* Index returns are shown from March 31, 2012.


INVESTMENT ADVISER

Hamlin Capital Management, LLC

PORTFOLIO MANAGERS


Charles S. Garland, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.

Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

HAMLIN HIGH DIVIDEND EQUITY FUND -- INVESTOR CLASS SHARES

FUND INVESTMENT OBJECTIVE

The Hamlin High Dividend Equity Fund (the "Fund") seeks high current income and long-term capital appreciation.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if
shares redeemed  have been held for less than 7 days)                  2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                  INVESTOR CLASS
                                                                      SHARES
Management Fees                                                        1.00%
12b-1 Fees                                                             0.25%
Other Expenses
Shareholder Servicing Fees                                             0.25%
Other Operating Expenses                                               0.31%
                                                                      -------
Total Other Expenses                                                   0.56%
                                                                      -------
Total Annual Fund Operating Expenses                                   1.81%
Less Fee Reductions and/or Expense Reimbursements                     (0.31)%
                                                                      -------
Total Annual Fund Operating Expenses after Fee                         1.50%
Reductions and/or Expense Reimbursements(1)


(1) Hamlin Capital Management, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.00% of the Fund's Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $153        $539         $951         $2,101
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended December 31, 2013, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, Hamlin Capital Management, LLC ("Hamlin" or the "Adviser"), the Fund's adviser, seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of real estate investment trusts ("REITS") and interests in master limited partnerships ("MLPs"). The Fund may invest in companies of any market capitalizations range, although the Adviser expects to invest Fund assets mostly in mid- and large-capitalization companies. The Fund will generally invest in equity securities of domestic companies, but may invest in equity securities of foreign companies and American Depositary Receipts ("ADRs"). The Adviser defines foreign companies as companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States. Companies incorporated outside of the United States strictly for operational, tax, political, or other benefits, but which behave primarily like U.S. companies and whose securities are traded on a U.S. exchange, will not be considered foreign companies.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

DIVIDEND PAYING STOCKS RISK -- The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

SECTOR RISK--Given the Fund's focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market. As a result, the value of the Fund's shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

     o FINANCIAL SERVICES. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

     o ENERGY. Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

VALUE STOCK RISK -- The Fund pursues a value approach to investing. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

REIT RISK -- REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation.

MLP RISK - MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund's Investor Class Shares' performance for the past year and how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hamlincm.com/mutualfund or by calling 1-855-443-3863.


                         2013            32.24%

                    BEST QUARTER      WORST QUARTER
                       11.57%            4.83%
                    (03/31/2013)      (06/30/2013)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 3.89% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Investor Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                                           SINCE
HAMLIN HIGH DIVIDEND EQUITY FUND                                                         INCEPTION
INVESTOR CLASS SHARES                                                        1 YEAR      (3/30/12)*
--------------------------------------------------------------------------------------------------------
Returns Before Taxes                                                         32.24%        19.58%
Returns After Taxes on Distributions                                         30.34%        18.50%
Returns After Taxes on Distributions and Sale of Fund Shares                 18.59%        14.80%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)           32.39%        19.41%

* Index returns are shown from March 31, 2012.


INVESTMENT ADVISER

Hamlin Capital Management, LLC

PORTFOLIO MANAGERS


Charles S. Garland, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.

Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, has managed the Fund since its inception in 2012.


PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK


Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities in which the Fund invests include common stocks, shares of REITs and ADRs, and interests in MLPs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


Investments in securities of foreign companies (including through ADRs), especially investments made in emerging markets, can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.


REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes or operating expenses; rising interest rates; competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this prospectus.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. The risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. MLP operating expenses are not reflected in the fee tables and examples in this prospectus.


VALUE STOCK RISK -- Value investing focuses on companies with stocks that appear undervalued in light of a variety of factors. If the Adviser's assessment of a company's value or prospects is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.


SECTOR FOCUS RISK. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:


     o FINANCIAL SERVICES. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U. S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

     o CONSUMER STAPLES. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

     o CONSUMER DISCRETIONARY. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

     o ENERGY. Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund's performance.

MORE INFORMATION ABOUT THE FUND'S OBJECTIVE AND INVESTMENTS


The investment objective of the Fund is to seek high current income and long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.


In pursuing the Fund's investment objective, the Adviser seeks to identify and invest Fund assets in dividend-paying equity securities of companies that, in the Adviser's opinion, are undervalued in the market. The Adviser's investment process includes quantitative and qualitative analysis of company filings and financial statements, with the ultimate goal of understanding a company's capital structure and consistency of cash generation. The Adviser focuses on a company's true quality of earnings and capacity to cover increasing dividend payments. In addition, the Adviser seeks to identify a fundamental company and industry investment thesis strong enough to attract investor capital over several years. Generally, the Adviser seeks companies with the following characteristics:

     o    Dividend yields at least one and one-half times that of the S&P 500
          Index;
     o History of increasing dividends and/or prospects for future dividend growth;
     o    Low debt, ample free cash flow and attractive returns on equity;
     o    Attractive valuation suggesting appreciation potential; and
     o Company management teams with experience, significant equity ownership and a tangible commitment to paying consistent and growing dividends over time.

The Adviser's valuation process combines the Adviser's dividend discount model with an analysis of a company's discounted future earnings power, price-earnings ratio and other valuation multiples (absolute and relative to peers) to identify the company's fair value. The Adviser purchases a security when the current price implies limited downside risk and the potential for an increase in the value of the company, based on the Adviser's assessment of the company's fair value.

The Adviser may sell a security if: (i) a material or long-term deterioration of a company's fundamentals decreases the Adviser's valuation target for the security; (ii) a security eliminates or reduces a dividend payment unexpectedly; or (iii) the Adviser has identified more attractive investment opportunities. Portfolio position may also be reduced if the security's price either reaches or falls below certain price targets established by the Adviser.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.


This prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.


INVESTMENT ADVISER

Hamlin Capital Management, LLC, a Delaware limited liability company formed in 2001, serves as the investment adviser to the Fund. The Adviser is a 100% employee-owned investment management firm with its principal place of business located at 640 Fifth Avenue, 6th Floor, New York, NY 10019. As of March 31, 2014, the Adviser had approximately $2.86 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.


The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Class and Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended December 31, 2013, the Fund paid 0.69% of its average daily net asset in advisory fees (after fee reductions) to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from January 1, 2014 to June 30, 2014.


PORTFOLIO MANAGERS


The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.


Mr. Charles S. Garland, CFA, Partner and Equity Portfolio Manager, joined the Adviser in 2008. Prior to joining the Adviser, Mr. Garland co-managed a technology stock portfolio for Millennium Partners from 2004 to 2008. Previously, Mr. Garland was Managing Director at Deutsche Bank and its predecessor company, Alex Brown & Sons, where he held positions in proprietary trading, institutional sales management and institutional sales from 1993 to 2004. Mr. Garland began his career at Brown Brothers, Harriman & Co., where he worked from 1989 to 1993 in the international institutional sales department. Mr. Garland earned a BA in English, CUM LAUDE, from Yale University.

Mr. Christopher M. D'Agnes, CFA, Partner and Equity Portfolio Manager, joined the Adviser in 2001.
Prior to joining the Adviser, Mr. D'Agnes was an analyst in the Municipal Capital Markets group at

Merrill Lynch, where he was involved in the structuring of derivative contracts for hospitals and other tax-exempt municipal issuers. He earned a BS in Accounting from Bucknell University.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.


RELATED PERFORMANCE DATA OF THE ADVISER

The following table gives the historical performance of all actual, fee-paying separate accounts, referred to as a "Composite," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Hamlin High Dividend Equity Fund. The Composite does not reflect all of the firm's assets under management. Performance is historical and does not represent the future performance of the Hamlin High Dividend Equity Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Hamlin High Dividend Equity Fund.


The accounts that are included in the Composite are not subject to the same type of expenses to which the Hamlin High Dividend Equity Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Hamlin High Dividend Equity Fund. In addition, the accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Hamlin High Dividend Equity Fund may be subject to, and accordingly the performance of the accounts may be higher than for a public mutual fund managed under the same investment strategy. "Composite Net-of-Fees" performance results are net of all fees, expenses, and, if applicable, sales loads or placement fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.


The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Hamlin High Dividend Equity Fund. The performance data shown below should not be considered a substitute for the Hamlin High Dividend Equity Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE HAMLIN HIGH DIVIDEND EQUITY FUND.


------------------------------------------------------------------------------------------------------------------------------------
                                            COMPOSITE ASSETS                  PERFORMANCE RESULTS (ANNUAL TOTAL RETURNS)
                   TOTAL FIRM         ----------------------------------------------------------------------------------------------
                    ASSETS               USD              NUMBER OF          COMPOSITE                             COMPOSITE
YEAR              (MILLIONS)          (MILLIONS)          ACCOUNTS           NET-OF-FEES          S&P 500(1)       DISPERSION(2)
------------------------------------------------------------------------------------------------------------------------------------
2013               $2,703              $1,234                624                32.72%              32.39%            1.04%
------------------------------------------------------------------------------------------------------------------------------------
2012               $2,029                $798                480                11.03%              16.00%            1.12%
------------------------------------------------------------------------------------------------------------------------------------
2011               $1,623                $584                388                10.16%               2.11%            0.71%
------------------------------------------------------------------------------------------------------------------------------------
2010               $1,033                $191                220                20.65%              15.06%            2.22%
------------------------------------------------------------------------------------------------------------------------------------
2009                 $714                 $30                 51                20.98%              26.46%            2.69%
------------------------------------------------------------------------------------------------------------------------------------
2008                 $584                 $12                 30               -28.57%             -37.00%            4.45%
------------------------------------------------------------------------------------------------------------------------------------
2007                 $734                 $18                 31                 3.97%               5.49%            2.86%
------------------------------------------------------------------------------------------------------------------------------------
2006                 $869                 $29                 48                 7.90%              15.79%            5.93%
------------------------------------------------------------------------------------------------------------------------------------
2005                 $716                 $31                 42                20.80%               4.91%            4.90%
------------------------------------------------------------------------------------------------------------------------------------
2004                 $501                 $19                 26                22.80%              10.88%            7.67%
------------------------------------------------------------------------------------------------------------------------------------
2003                 $130                  $8                 24                30.40%              28.68%            9.87%
------------------------------------------------------------------------------------------------------------------------------------
2002                  $49                  $5                 29                 0.90%             -22.06%            6.15%
------------------------------------------------------------------------------------------------------------------------------------
2001                  $21                  $6                 34                 0.99%             -11.93%           10.69%
------------------------------------------------------------------------------------------------------------------------------------



(1) The S&P 500 Index is provided solely as a widely recognized index. It is in no way indicative of the strategy employed in the Composite. It is the Adviser's position that a meaningful benchmark is not available for this strategy due to the frequent and customized changes in allocation in individual accounts.

(2) The annual composite dispersion is an asset-weighted standard deviation calculated for the accounts in the composite the entire year.

The Composite consists of fully discretionary dividend equity accounts that are comprised of any amount of common stocks and cash. There is no minimum amount or time period to be included in the Composite. Results include accounts no longer with the firm. In January 2004, the Adviser merged with RRH Capital Management Inc. and the performance returns are linked. Composite performance is presented net of foreign withholding taxes, where applicable. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Returns include the effect of foreign currency exchange rates. The exchange rate source for the Composite is IDSI/IDC -- FT Interactive Data Corporation. Returns are presented net of custodial and management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees.

The management fee schedule is as follows: 1.00% on all assets. Actual investment advisory fees incurred by clients may vary.


The Composite was created April 1, 2006. The Adviser claims compliance with the Global Investment Performance Standards (GIPS[R]) and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the periods January 1, 2001 through December 31, 2013. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods beginning January 1, 2001 through December 31, 2013. The verification and performance examination reports and the policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional and Investor Class Shares of the Fund.


HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class shares and Investor Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class shares and Investor Class shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME              ELIGIBLE INVESTORS                         INVESTMENT MINIMUMS                     FEES
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class     Primarily institutional investors and      Initial -- $100,000 (including for      No 12b-1 Fee.
                        individual investors who meet the          IRAs)
                        initial investment minimum                                                         No Shareholder Servicing
                                                                   Subsequent -- None                      Fee.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class          Primarily individual investors             Initial -- $2,500 (including for        0.25% 12b-1 Fee.
                                                                   IRAs)
                                                                                                           Shareholder Servicing Fee
                                                                   Subsequent -- None                      not to exceed 0.25%.
------------------------------------------------------------------------------------------------------------------------------------

Institutional Class shares and Investor Class shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.


For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your brokers or other financial intermediaries through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-HHD-FUND or log on to the Fund's website at www.hamlincm.com/mutualfund.

All investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class. Make your check payable to "Hamlin High Dividend Equity Fund."

REGULAR MAIL ADDRESS

Hamlin High Dividend Equity Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Hamlin High Dividend Equity Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE


To open an account by wire, call 1-855-HHD-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Hamlin High Dividend Equity Fund
DDA # 9870523965
Ref: Fund name/share class/account number/account name

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value, as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES


You can open an account (including an IRA) with a minimum initial investment of $100,000 and $2,500 for Institutional Class and Investor Class Shares, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.


BY AUTOMATIC INVESTMENT PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at Hamlin High Dividend Equity Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Hamlin High Dividend Equity Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares of the Fund, check daily NAV or obtain additional information.

HAMLIN HIGH DIVIDEND EQUITY FUND      TICKER SYMBOL      CUSIP        FUND CODE
Institutional Class Shares                HHDFX        00769G741         3361
Investor Class Shares                     HHDVX        00769G733         3360

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-855-HHD-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-HHD-FUND (1-855-443-3863) for more information.

The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Hamlin High Dividend Equity Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Hamlin High Dividend Equity Fund
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the ACH and wire redemption privileges) by completing the appropriate sections of the account application.

Call 1-855-HHD-FUND to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)


If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the effective date of your order. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If because of redemptions your account balance drops below $1,000 and $50,000 for Investor Class and Institutional Class Shares, respectively, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 7 calendar days of their purchase, the redemption fee will not be applied.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies and any other institution having a service, administration or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan for Investor Class Shares that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25%, based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund's shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing fees that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see "Payments to Financial Intermediaries" and "Shareholder Services" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund may invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than one (1) "round trip" into or out of the Fund over any rolling 90 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 7 days (subject to certain exceptions as discussed in "Redemption Fee").


     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the

          Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 7 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income semi-annually and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your notice. To cancel your election, simply send written notice to the Fund. Distributions from the Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other resources.

TAXES


You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each class of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling 1-855-HHD-FUND (1-855-443-3863) or on the Fund's website at http://www.hamlincm.com/mutualfund.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND                  YEAR ENDED        PERIOD ENDED
INSTITUTIONAL CLASS                               DECEMBER 31,      DECEMBER 31,
                                                     2013              2012(++)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.40             $15.00
                                                    ------             ------
Income (Loss) from Investment Operations:
  Net Investment Income*                              0.55               0.41
  Net Realized and Unrealized Gain                    4.48               0.16
                                                    ------             ------
    Total from Investment Operations                  5.03               0.57
                                                    ------             ------
Dividends and Distributions:
  Net Investment Income                              (0.39)             (0.17)
  Net Realized Gains                                 (0.47)                --
                                                    -------            -------
  Total Dividends and Distributions                  (0.86)             (0.17)
                                                    -------            -------
  Redemption Fees (1)*                                0.00               0.00
                                                    -------            -------
  Net Asset Value, End of Period                    $19.57             $15.40
                                                    =======            =======
  TOTAL RETURN+                                      32.89%              3.80%
                                                    =======            =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)           $192,784            $55,537
  Ratio of Expenses to Average Net Assets             1.00%              1.00%++
  Ratio of Expenses to Average Net Assets             1.31%              2.69%++
   (Excluding Waivers and Reimbursements)
  Ratio of Net Investment Income to Average Net       2.80%              3.58%++
   Assets
  Portfolio Turnover Rate                               35%                32%^


*    Per share calculations were performed using average shares for the period.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

++   Annualized.

^ Portfolio turnover rate is for the period indicated and has not been annualized.

(1)  Amount represents less than $0.01 per share.

(++) Commenced operations on March 30, 2012.

Amounts designated as "--" are $0.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND                  YEAR ENDED        PERIOD ENDED
INVESTOR CLASS                                    DECEMBER 31,      DECEMBER 31,
                                                     2013              2012(++)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.38            $15.00
                                                    ------            ------
Income (Loss) from Investment Operations:
  Net Investment Income*                              0.46              0.37
  Net Realized and Unrealized Gain                    4.47              0.14
                                                    ------            ------
    Total From Investment Operations                  4.93              0.51
                                                    ------            ------
Dividends and Distributions:
  Net Investment Income                              (0.31)            (0.13)
  Net Realized Gains                                 (0.47)               --
                                                    -------            ------
  Total Dividends and Distributions                  (0.78)            (0.13)
                                                    -------            ------
  Redemption Fees*                                      --                --
                                                    -------            ------
  Net Asset Value, End of Period                    $19.53            $15.38
                                                    =======           =======
  TOTAL RETURN +                                     32.24%             3.45%
                                                    =======           =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)            $19,905            $8,637
  Ratio of Expenses to Average Net Assets             1.50%             1.50%++
  Ratio of Expenses to Average Net Assets             1.81%             3.19%++
   (Excluding Waivers and Reimbursements)
  Ratio of Net Investment Income to Average Net      2.30%              3.21%++
   Assets
  Portfolio Turnover Rate                              35%                32%^

*    Per share calculations were performed using average shares for the period.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

++   Annualized.

^ Portfolio turnover rate is for the period indicated and has not been annualized.

(++) Commenced operations on March 30, 2012.

Amounts designated as "--"  are $0.

                        THE ADVISORS' INNER CIRCLE FUND
                        HAMLIN HIGH DIVIDEND EQUITY FUND

INVESTMENT ADVISER

Hamlin Capital Management, LLC
640 Fifth Avenue, 6th Floor
New York, New York 10019

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Hamlin High Dividend Equity Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:      1-855-HHD-FUND (1-855-443-3863)

BY MAIL:           Hamlin High Dividend Equity Fund
                   P.O. Box 219009
                   Kansas City, MO 64121-9009

BY INTERNET:       www.hamlincm.com/mutualfund

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 HCM-PS-001-0300

                               HARVEST FUNDS (US)

                                   PROSPECTUS


                                  MAY 1, 2014


                         HARVEST FUNDS CHINA ALL ASSETS
                          (Institutional Class: HXAIX)
                                (Class A: HXAAX)

                        HARVEST FUNDS INTERMEDIATE BOND
                          (Institutional Class: HXIIX)
                                (Class A: HXIAX)

                     INSTITUTIONAL CLASS AND CLASS A SHARES

                                   ADVISED BY
                       HARVEST GLOBAL INVESTMENTS LIMITED

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THIS PROSPECTUS DOES NOT OFFER FOR SALE AND IS NOT A SOLICITATION OF OFFERS TO
     PURCHASE SHARES OF CERTAIN FUNDS DESCRIBED HEREIN IN THOSE STATES AND JURISDICTIONS WHERE THE FUNDS ARE NOT REGISTERED AND/OR QUALIFIED FOR SALE. THE
               FUNDS MAY NOT BE AVAILABLE FOR SALE IN ALL STATES.

                        THE ADVISORS' INNER CIRCLE FUND

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

HARVEST FUNDS CHINA ALL ASSETS
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGY .........................................   2
     PRINCIPAL RISKS .......................................................   4
     PERFORMANCE INFORMATION ...............................................   7
     INVESTMENT ADVISER ....................................................   7
     PORTFOLIO MANAGERS ....................................................   7
HARVEST FUNDS INTERMEDIATE BOND
     INVESTMENT OBJECTIVE ..................................................   8
     FUND FEES AND EXPENSES ................................................   8
     PRINCIPAL INVESTMENT STRATEGY .........................................   9
     PRINCIPAL RISKS .......................................................  10
     PERFORMANCE INFORMATION ...............................................  13
     INVESTMENT ADVISER ....................................................  13
     PORTFOLIO MANAGERS ....................................................  13
SUMMARY INFORMATION ABOUT PURCHASING AND SELLING
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  14
MORE INFORMATION ABOUT RISK ................................................  15
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  19
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  20
INVESTMENT ADVISER .........................................................  20
PORTFOLIO MANAGERS .........................................................  21
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  22
SALES CHARGES ..............................................................  29
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  33
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  33
OTHER POLICIES .............................................................  34
DISTRIBUTION OF FUND SHARES ................................................  36
DIVIDENDS AND DISTRIBUTIONS ................................................  37
TAXES ......................................................................  37
FINANCIAL HIGHLIGHTS .......................................................  39
HOW TO OBTAIN MORE INFORMATION ABOUT THE
  HARVEST FUNDS ..................................................... Back Cover

The Harvest Funds China All Assets is currently not available for purchase.

HARVEST FUNDS CHINA ALL ASSETS

INVESTMENT OBJECTIVE

The Harvest Funds China All Assets (the "Fund") seeks to provide income and capital appreciation over the long term.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Harvest Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 29 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-------------------------------------------------------------------------------------
                                                          INSTITUTIONAL      CLASS
                                                          CLASS SHARES      A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                               None            5.50%
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                        None           None(1)
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions
  (as a percentage of offering price)                         None            None
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  shares redeemed have been held for less than 90 days)       1.50%           1.50%
-------------------------------------------------------------------------------------



(1) Contingent deferred sales charge (CDSC) on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                      INSTITUTIONAL       CLASS
                                                      CLASS SHARES      A SHARES
--------------------------------------------------------------------------------
Management Fees                                          1.25%            1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None             0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                        0.35%            0.35%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                       0.01%            0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.61%            1.86%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements       (0.25)%          (0.25)%
                                                        ------          -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee           1.36%            1.61%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.


(3) Harvest Global Investments Limited (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or

     Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% and 1.60% of the average daily net assets of the Fund's Institutional Class and Class A Shares, respectively, until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                           1 YEAR      3 YEARS
--------------------------------------------------------------------------------
          INSTITUTIONAL CLASS SHARES        $138         $484
--------------------------------------------------------------------------------
          CLASS A SHARES                    $705        $1,080
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in equity and fixed income securities of issuers whose activities are related to the economic development and growth of the People's Republic of China ("PRC") and Hong Kong (collectively "China"). Harvest Global Investments Limited ("Harvest" or the "Adviser"), the Fund's investment adviser, considers an issuer's activities to be related to the economic development and growth of China if:

     o The issuer is organized under the laws of, or has its principal office in China;

     o The issuer has the primary trading markets for its securities in China;

     o The issuer derives at least 50% of its revenue or earnings from goods or services sold or produced in China or has at least 50% of its assets there; or

     o The issuer's securities are denominated in Renminbi (the official currency of the PRC).

The equity securities in which the Fund may invest include common stock, preferred stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts, and shares of investment companies (including other mutual funds or exchange-traded funds).


In selecting equity securities for the Fund, Harvest adopts a fundamental bottom-up research approach combined with top-down sector allocation and strict risk management. Harvest begins by collecting economic, policy, industry, company and other information using its proprietary systems. Harvest then uses quantitative screening, financial modelling and securities valuations to analyze the information it has collected. Harvest then constructs the Fund's portfolio with securities that it believes provide the most upside within its risk control parameters.


The fixed income securities in which the Fund may invest include fixed income securities denominated in Renminbi and U.S. dollars issued by corporations and governments, including the agencies or instrumentalities of governments in the China and Asian region (including Taiwan, South Korea, Malaysia, Singapore, Thailand, Philippines, Indonesia, India, Mongolia, Vietnam, and Sri Lanka). The Fund also may purchase U.S. dollar-denominated fixed income securities issued by PRC and Hong Kong companies in over-the-counter markets through major financial institutions.

With respect to its fixed income investments, the Fund may invest in both investment grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services or BBB- or better by Standard & Poor Corporation or Fitch, Inc. High yield securities are those securities rated lower than investment grade. The Fund may also invest in unrated securities which are determined by Harvest to be of comparable quality. The Fund may purchase securities of various maturities. Under normal market conditions, the Fund expects to maintain an average portfolio duration of 3 to 5 years.

In selecting fixed income securities for the Fund, Harvest pursues a combined approach of top-down and bottom-up research. In its top-down approach, Harvest considers economic data on a global, regional and local basis (e.g., economic growth, monetary and fiscal policies and interest rate cycles) in order to identify longer-term macro trends and current themes which, in the view of Harvest, are likely to impact markets. In its bottom-up approach, Harvest uses a proprietary internal rating process and incorporates its sector views and strategies determined from the top-down approach.

The Fund may invest in participatory notes or other structured or derivative instruments ("Access Products") to gain exposure to these equity and fixed income securities and to PRC domestic securities available only to foreign investors that have obtained status as a Qualified Foreign Institutional Investor ("QFII"). In the event that Harvest obtains QFII or Renminbi Qualified Foreign Institutional Investor ("RQFII") status and is granted the quota to invest in PRC domestic securities, it may invest the Fund's assets directly in such PRC domestic securities instead of the Access Products. Until Harvest obtains QFII or RQFII status and is granted the quota to invest in PRC domestic securities, the Renminbi-denominated securities in which the Fund may invest will be principally traded in the CNH market, which is an over the counter market located in countries other than the PRC, such as Hong Kong or Singapore, that may be accessed by investors located outside of the PRC that have not obtained QFII or RQFII status. The Fund may also invest in forward currency contracts and currency futures to hedge U.S. dollar-denominated exposure to the Renminbi and U.S. Treasury futures to hedge against fluctuations in U.S. interest rates.


The Fund may change its 80% policy at any time and will notify shareholders in writing 60 days in advance of the change. Access Products with economic characteristics similar to equity and fixed income securities of issuers whose activities are related to the economic development and growth of China will be included as investments that satisfy the Fund's 80% policy described above. The Fund may buy and sell securities frequently in seeking to achieve its objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

CHINA-RELATED INVESTMENTS RISK.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's investments to decline in value. The PRC government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

CURRENCY RISK.

As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, such as the Renminbi, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DEPOSITARY RECEIPTS RISK.

The Fund may invest in depositary receipts. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

DERIVATIVES RISK.

The Fund's use of futures contracts, forward contracts and Access Products is subject to market risk, leverage risk, correlation risk, liquidity risk, and (except for Access Products) hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund's use of forward contracts and Access Products is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EMERGING MARKETS RISK.

Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

EQUITY MARKET RISK.

Since it purchases equity securities, the Fund is subject to the risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

FIXED INCOME SECURITIES RISK.

CREDIT RISK. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

HIGH YIELD SECURITIES ("JUNK BOND") RISK. High yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

INTEREST RATE RISK. The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

FOREIGN SECURITIES RISK.


Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency, and as such are subject to currency risk described above.


INVESTMENTS IN INVESTMENT COMPANIES RISK.


The Fund may purchase shares of investment companies, such as open-end funds, exchange-traded funds ("ETFs") and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When the Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF and certain closed-end funds are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF or closed-end fund could result in its value being more volatile than the underlying portfolio of securities.


LIQUIDITY RISK.

The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.


PORTFOLIO TURNOVER RISK.

The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PREFERRED STOCK RISK.

The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer's ability to make payments on the preferred stock.

SMALL-CAP AND MID-CAP RISK.

The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

VALUATION RISK.

The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

PERFORMANCE INFORMATION


The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Harvest Global Investments Limited

PORTFOLIO MANAGERS

Thomas Kwan, CFA, Head of Fixed Income, has been a co-lead portfolio manager for the Fund since its inception.

Jiang Yiqian, Head of China Equity, has been a co-lead portfolio manager for the Fund since its inception.

Wonnie Chu, Portfolio Manager, has been a portfolio manager for the Fund since its inception.

June Chua, Portfolio Manager, has been a portfolio manager for the Fund since its inception.


FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 14 OF THE PROSPECTUS.

HARVEST FUNDS INTERMEDIATE BOND

INVESTMENT OBJECTIVE

The Harvest Funds Intermediate Bond (the "Fund") seeks long-term total return through a combination of capital appreciation and current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Harvest Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 29 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL        CLASS
                                                                CLASS SHARES        A SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None            4.25%
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                               None             None
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and Other Distributions (as a percentage of offering price)        None             None
---------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if shares
  redeemed have been held for less than 90 days)                     1.50%            1.50%
---------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


----------------------------------------------------------------------------------------
                                                             INSTITUTIONAL       CLASS
                                                             CLASS SHARES       A SHARES
----------------------------------------------------------------------------------------
Management Fees                                                  0.75%           0.75%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None            0.25%
----------------------------------------------------------------------------------------
Other Expenses                                                   3.79%           3.79%
----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.01%           0.01%
----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                          4.55%           4.80%
----------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements               (3.66)%         (3.66)%
                                                                -------         -------
----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions        0.89%           1.14%
and/or Expense Reimbursements(1,2)
----------------------------------------------------------------------------------------



(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Harvest Global Investments Limited (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.88% and

     1.13% of the Fund's average daily net assets of the Institutional Class and Class A Shares, respectively, until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may received from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                 1 YEAR     3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         $91      $1,042      $2,003     $4,441
--------------------------------------------------------------------------------
CLASS A SHARES                    $536      $1,493      $2,453     $4,871
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from February 27, 2013 (commencement of Fund operations) to December 31, 2013, the Fund's portfolio turnover rate was 372% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of fixed income securities. The Fund's investments primarily will be fixed income securities issued by corporations and governments, including the agencies and instrumentalities of governments in the China and Asian region (including Taiwan, South Korea, Malaysia, Singapore, Thailand, Philippines, Indonesia, India, Mongolia, Vietnam, and Sri Lanka), denominated in U.S. dollars and Renminbi, the official currency of the People's Republic of China ("PRC"). The Fund also may purchase U.S. dollar-denominated fixed income securities issued by PRC and Hong Kong companies in over-the-counter markets through major financial institutions.


The Fund may invest in participatory notes or other structured or derivative instruments ("Access Products") to gain exposure to these securities and to PRC domestic securities available only to foreign investors that have obtained status as a Qualified Foreign Institutional Investor ("QFII"). In the event that Harvest Global Investments Limited ("Harvest" or the "Adviser"), the Fund's investment adviser, obtains QFII or Renminbi Qualified Foreign Institutional Investor ("RQFII") status and is granted the quota to invest in PRC domestic securities, it may invest the Fund's assets directly in such PRC domestic securities instead of the Access Products. Until Harvest obtains QFII or RQFII status and is granted the quota to invest in PRC domestic securities, the Renminbi-denominated securities in which the Fund may invest will be principally traded in the CNH market, which is an over-the-counter market located in countries other than the PRC, such as Hong Kong or Singapore, that may be accessed by investors located outside of the PRC that have not obtained QFII or RQFII status. The Fund may also invest in forward currency contracts and currency futures to hedge U.S. dollar-denominated exposure to the Renminbi and U.S. Treasury futures to hedge against fluctuations in U.S. interest rates.


The Fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services or BBB- or better by Standard & Poor Corporation or Fitch, Inc. High yield securities are those securities rated lower than investment grade. The Fund may also invest in unrated securities which are determined by Harvest to be of comparable quality.
 The Fund may purchase securities of various maturities. Under normal market conditions, the Fund expects to maintain an average portfolio duration of 3 to 5 years.

In selecting securities for the Fund, Harvest pursues a combined approach of top-down and bottom-up research. In its top-down approach, Harvest considers economic data on a global, regional and local basis (e.g., economic growth, monetary and fiscal policies and interest rate cycles) in order to identify longer-term macro trends and current themes which, in the view of Harvest, are likely to impact markets. In its bottom-up approach, Harvest uses a proprietary internal rating process and incorporates its sector views and strategies determined from the top-down approach.


The Fund may change its 80% policy at any time and will notify shareholders in writing 60 days in advance of the change. Access Products with economic characteristics similar to fixed income securities will be included as investments that satisfy the Fund's 80% policy described above. The Fund may buy and sell securities frequently in seeking to achieve its objective.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

CHINA-RELATED INVESTMENTS RISK.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's investments to decline in value. The PRC government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

CURRENCY RISK.

As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK.

The Fund's use of futures contracts, forward contracts and Access Products is subject to market risk, leverage risk, correlation risk, liquidity risk, and (except for Access Products) hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund's use of forward contracts and Access Products is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EMERGING MARKETS RISK.

Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FIXED INCOME SECURITIES RISK.

CREDIT RISK. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

HIGH YIELD SECURITIES ("JUNK BOND") RISK. High yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

INTEREST RATE RISK. The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

FOREIGN SECURITIES RISK.


Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency, and as such are subject to currency risk described above.


LIQUIDITY RISK.

The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.


PORTFOLIO TURNOVER RISK.

The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.


VALUATION RISK.

The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

PERFORMANCE INFORMATION


The Fund commenced operations on February 27, 2013, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Harvest Global Investments Limited

PORTFOLIO MANAGERS


Thomas Kwan, CFA, Head of Fixed Income, has been the lead portfolio manager for the Fund since its inception in 2013.

Wonnie Chu, Portfolio Manager, has been a portfolio manager for the Fund since its inception in 2013.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 14 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES


To purchase Class A Shares of a Fund for the first time, you must invest at least $2,500 ($1,000 for individual retirement accounts ("IRAs")). Your subsequent investments in a Fund must be made in amounts of at least $100. Systematic planned contributions are required to be at least $100. To purchase Institutional Class Shares of a Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you directly own your shares, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") and Hong Kong Stock Exchange ("HKSE") are both open for business (a "Business Day") by contacting the Funds directly by mail at: Harvest Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: Harvest Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-573-6994.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The distributions made by the Funds generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Funds involves risk and there is no guarantee that the Funds will achieve their goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CHINA-RELATED INVESTMENTS RISK.


Each Fund is subject to China-related investments risk. Because the Funds geographically focus their investments in securities of Chinese issuers and issuers with economic ties to China, the Funds may be subject to the following additional risks related to their investments in Renminbi-denominated securities and the PRC capital markets:


CNH MARKET RISK. While the CNH market is expected to continue to grow, it is relatively new and may not be as liquid as and may be more volatile than more established markets. Due to potentially limited liquidity of Renminbi-denominated fixed income securities issued or distributed in the CNH market, the spread between bid and offer prices for these securities may be higher compared to those of other fixed income securities.

CHINA TAX RISK. The Funds may establish a reserve for Chinese tax liabilities in the event that it invests in domestic securities issued onshore in PRC. If there is a shortfall in the reserve, a Fund's net asset value ("NAV") may go down because the Fund will ultimately have to pay the additional tax liabilities. Each Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed.

ECONOMIC RISK. The economy of China differs substantially from the economies of most developed countries in many respects including its structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese economy has grown rapidly during the past several years, and there is no assurance that this growth rate will continue. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners would adversely impact the Chinese economy and the Funds' investments. An economic downturn in China would adversely impact the Funds' investments.

EXCHANGE RATE RISK. The Funds may invest a significant portion of their assets in investments denominated in Renminbi, or in instruments that provide exposure to currency exchange rates or interest rates denominated in Renminbi. Changes in currency exchange rates and the relative value of the Renminbi will affect the value of the Funds' investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

FOREIGN EXCHANGE CONTROLS AND FOREIGN CURRENCY CONSIDERATIONS. The Renminbi is not currently a freely convertible currency and is subject to exchange control imposed by the Chinese government. Such control of currency conversion and movements in the Renminbi exchange rates may adversely affect the operations and financial results of companies in the PRC. Insofar as the Funds' assets are invested in the PRC, they will be subject to the risk of the PRC government's imposition of restrictions on the repatriation of funds or other assets out of the country, limiting the ability of the Funds to satisfy payments to investors.

POLITICAL AND SOCIAL RISKS. The Chinese government has historically exercised substantial control over most sectors of the Chinese economy through administrative regulation and/or state ownership. These actions continue to have a substantial effect on Chinese economic conditions. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Political changes, social instability, and adverse diplomatic development in China could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by issuers of instruments in which the Funds may invest.


RISKS OF DOMESTIC PRC SECURITIES. Substantial liquidity risks exist in the market for PRC domestic securities that are restricted to foreign investors. These securities may be illiquid and therefore subject to the Funds' limitation on investing in illiquid securities. In addition, these securities are subject to regulations regarding minimum investment quotas and repatriation restrictions for both principal invested and profits earned. For more information, please see "Risks of Investing in China and Hong Kong" in the Funds' Statement of Additional Information ("SAI").


EMERGING MARKETS RISK.


Each Fund is subject to emerging markets risk. Emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many companies in more developed markets. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are often subject to restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.


The economies of individual emerging countries may differ favorably or unfavorably from developed economies in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition taxation of interest and capital gains received by non-residents varies among emerging and less developed markets and, in some cases may be comparatively high. There may also be less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting investment activities or valuing assets.

EQUITY MARKET RISK.

Since it purchases equity securities, the Harvest Funds China All Assets is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FIXED INCOME SECURITIES RISKS.


Each Fund is subject to the following fixed income securities risks:


CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HIGH YIELD SECURITIES ("JUNK BOND") RISK. High yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Fixed income securities generally have a stated maturity date when the issuer must repay the principal amount of the bond. Other fixed income securities known as perpetual bonds have no stated maturity date. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.


Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.


FORWARD CONTRACTS RISK.


Each Fund is subject to forward contracts risk. A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them;
(ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.


FUTURES CONTRACTS RISK.


Each Fund is subject to futures contracts risk. Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and
(iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.


LEVERAGE RISK.


Each Fund is subject to leverage risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.


LIQUIDITY RISK.

Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

PARTICIPATORY NOTE RISK.


Each Fund is subject to participatory note risk. Participatory notes are designed to track the return of a particular underlying equity or debt security, currency or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, the Funds have no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.


PREFERRED STOCK RISK.


The Harvest Funds China All Assets is subject to preferred stock risk. Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Harvest Funds China All Assets is to seek to provide income and capital appreciation over the long term. The investment objective of the Harvest Funds Intermediate Bond is to seek long-term total return through a combination of capital appreciation and current income. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds will use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Funds may invest up to 100% of their assets in money market instruments or other cash equivalents that would not ordinarily be consistent with their investment objectives, including instruments denominated in other currencies. If the Funds invest in this manner, they may not achieve their investment objectives. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for the Funds to achieve their investment objectives.


This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in detail in the Funds' SAI (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Harvest Global Investments Limited, a Hong Kong corporation formed in 2008, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong.


The Adviser is a wholly owned subsidiary of Harvest Fund Management Co., Ltd ("HFM"), an investment firm headquartered in Beijing, China. The owners of HFM are China Credit Trust Co. Ltd., a China-based financial services firm, Lixin Investment Co., Ltd., China-based, private investment firm, and Deutsche Asset Management, a global asset management firm. As of March 31, 2014, the Adviser had approximately $6.38 billion in assets under management. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:


--------------------------------------------------------------------------------
FUND                                              ADVISORY FEE
--------------------------------------------------------------------------------
Harvest Funds China All Assets                       1.25%
--------------------------------------------------------------------------------
Harvest Funds Intermediate Bond                      0.75%
--------------------------------------------------------------------------------


The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund, until April 30, 2015:

--------------------------------------------------------------------------------
Harvest Funds China All Assets
--------------------------------------------------------------------------------
     Institutional Class                         1.35%
--------------------------------------------------------------------------------
     Class A                                     1.60%
--------------------------------------------------------------------------------
Harvest Funds Intermediate Bond
--------------------------------------------------------------------------------
     Institutional Class                         0.88%
 -------------------------------------------------------------------------------
     Class A                                     1.13%
--------------------------------------------------------------------------------


If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below a Fund's expense cap, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the amounts listed in the tables above, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place. For the fiscal period from February 27, 2013 (commencement of Fund operations) to December 31, 2013, the Harvest Funds Intermediate Bond paid 0% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Harvest Funds Intermediate Bond's investment advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2013, which covers the period from January 1, 2013 to June 30, 2013. A discussion regarding the basis for the Board's approval of the Harvest Funds China All Assets' investment advisory agreement will be available in the Fund's first Annual or Semi-Annual Report to Shareholders.


PORTFOLIO MANAGERS


Thomas Kwan, CFA serves as Head of Fixed Income of the Adviser and is a co-lead portfolio manager of the Harvest Funds China All Assets and Harvest Funds Intermediate Bond. Mr. Kwan is jointly and primarily responsible for the day-to-day management of the Harvest Funds China All Assets and Harvest Funds Intermediate Bond. Mr. Kwan joined the Adviser in 2012 and has over 11 years of experience in Asian fixed income and currencies. Before joining the Adviser, Mr. Kwan worked at Baring Asset Management in Hong Kong as Head of Asian Debt, Credit Suisse Asset Management in Singapore and Beijing as Director of Asian Fixed Income and Currency. Prior to that, he worked at Prudential Asset Management in Singapore as Investment Director and First State Investments in Hong Kong as Portfolio Manager. Mr. Kwan holds an M.A. in Economics and B.Comm. in Finance from Toronto.

Jiang Yiqian serves as Head of China Equity of the Adviser and is a co-lead portfolio manager of the Harvest Funds China All Assets. Ms. Jiang is jointly and primarily responsible for the day-to-day management of the Harvest Funds China All Assets. Ms. Jiang joined the Adviser in 2009 and is responsible for all China equities investment activities. Prior to joining the Adviser, she worked at Deutsche Asset Management in Hong Kong for 9 years as a portfolio manager for Chinese equities. Her previous experience includes 3 years as an assistant manager of Shanghai International Asset Management (HK) Co., Ltd and 2 years in the Shanghai B share market for Shanghai Shenyin Securities (currently known as Shenyin Wanguo). Ms. Jiang graduated from Shanghai University of Finance and Economics with a degree in Finance. She also holds an MBA in International Banking and Finance from the University of Birmingham,
UK.

Wonnie Chu serves as Portfolio Manager of the Adviser and is a portfolio manager of the Harvest Funds China All Assets and Harvest Funds Intermediate Bond. Ms. Chu is jointly and primarily responsible for the day-to-day management of the Harvest Funds China All Assets and Harvest Funds Intermediate Bond. Ms. Chu joined the Adviser in 2012 and has over 8 years of investment research experience in Asian fixed income and equities. Before joining the Adviser, she worked at MetLife Investments Asia Ltd in Hong Kong as Associate Director of Credit Research, Moody's Investor Service in Hong Kong as a High Yield Corporate Analyst and Lehman Brothers in Hong Kong as an Equity Research Analyst. Ms. Chu holds an MBA in Finance from New York University.

June Chua serves as Portfolio Manager of the Adviser and is a portfolio manager of the Harvest Funds China All Assets. Ms. Chua is jointly and primarily responsible for the day-to-day management of the Harvest Funds China All Assets. Ms. Chua joined the Adviser in 2012 and is a Portfolio Manager managing Asian ex-Japan equities. Prior to joining the Adviser, she was Vice President and Portfolio Manager with PineBridge Investments (formerly known as AIG Investments) running a dividend yield strategy in Asian equities for 4 years. Before that, she held the position of Fund Manager at Sumitomo Mitsui Asset Management. Her investment career began as an Analyst with Pacific Mutual Fund in Malaysia after her graduation in 1997. Ms. Chua obtained her MBA from the Hong Kong University of Science and Technology and she also participated in the MBA International Business Exchange Program with the Graduate School of Business, University of Chicago. She received a Bachelor degree in Economics from the University of Queensland, Australia.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class and Class A Shares of the Funds.

HOW TO CHOOSE A SHARE CLASS

The Funds offer two classes of shares to investors, Institutional Shares and Class A Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Shares and Class A Shares. Contact your financial intermediary or the Funds for more information about the Funds' share classes and how to choose between them.



----------------------------------------------------------------------------------------------
CLASS NAME      ELIGIBLE INVESTORS           INVESTMENT MINIMUMS           FEES
----------------------------------------------------------------------------------------------
                Primarily institutional
                investors and individual     Initial- $1,000,000
Institutional   investors who meet the                                      12b-1 Fee -- None
                initial investment minimum   Subsequent- None
----------------------------------------------------------------------------------------------
                Primarily individual and     Initial- $2,500 ($1,000 for
                retail investors             IRAs)                          12b-1 Fee -- 0.25%
Class A
                                             Subsequent- $100
----------------------------------------------------------------------------------------------



Institutional Shares and Class A Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to change the criteria for eligible investors and accept investments of smaller amounts in their sole discretion.


For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name.

REGULAR MAIL ADDRESS

Harvest Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Harvest Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-855-573-6994 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Harvest Funds
DDA Acct. # 9870523965
Ref: Fund name/share class/account number/account name


BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class A Shares automatically through regular deductions from your account. A systematic investment plan is not available for Institutional Class Shares.

You may not open an account via Automated Clearing House ("ACH"). However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Harvest Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Harvest Funds, c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS


To purchase shares for the first time, you must invest in a Fund at least:


--------------------------------------------------------------------------------
CLASS                            BROKERAGE      INDIVIDUAL RETIREMENT ACCOUNT
--------------------------------------------------------------------------------
Institutional Class Shares      $1,000,000             $1,000,000
--------------------------------------------------------------------------------
Class A Shares                    $2,500                 $1,000
--------------------------------------------------------------------------------


Your subsequent investments in Class A Shares of a Fund must be made in amounts of at least $100. There is no minimum for subsequent investments in Institutional Class Shares of a Fund. A Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase A Class Shares or Institutional Class Shares of a Fund, check daily NAV or obtain additional information.

FUND NAME                          TICKER SYMBOL      CUSIP       FUND CODE

HARVEST FUNDS CHINA ALL ASSETS
     Institutional Class Shares        HXAIX        00769G576       4100
     Class A Shares                    HXAAX        00769G584       4101
HARVEST FUNDS INTERMEDIATE BOND
     Institutional Class Shares        HXIIX        00769G550       4102
     Class A Shares                    HXIAX        00769G568       4103

GENERAL INFORMATION

You may purchase shares on any Business Day (I.E., any day that the NYSE and HKSE are both open for business). Please refer to the section entitled "Purchasing and Redeeming Shares" in the SAI for the dates on which the NYSE and HKSE are not open for business. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order in proper form. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


Shares will not be priced on days that the NYSE or HKSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE or HKSE is closed, the value of a Fund may change on days when you are unable to purchase or redeem shares.


HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Harvest Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Harvest Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;


     o    The share class;


     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o   The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sale order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-855-573-6994 for more information. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.


BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-855-573-6994 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

You may transfer as little as $100 per month from your Class A Share account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds. A Systematic Withdrawal Plan is not available for Institutional Class Shares.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange Institutional Class Shares and Class A Shares of one Harvest Fund for Institutional Class Shares and Class A Shares, respectively, of another Harvest Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and/or redemption fee.


The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 1.50% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.


Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

-----------------------------------------------------------------------------------------------------------------
                                                                     YOUR SALES CHARGE      YOUR SALES CHARGE AS A
                                                                     AS A PERCENTAGE OF          PERCENTAGE OF
FUND                             IF YOUR INVESTMENT IS:               OFFERING PRICE         YOUR NET INVESTMENT
-----------------------------------------------------------------------------------------------------------------
HARVEST FUNDS CHINA ALL ASSETS   LESS THAN $50,000                          5.50%                  5.82%
                                 $50,000 BUT LESS THAN $100,000             4.50%                  4.71%
                                 $100,000 BUT LESS THAN $250,000            3.50%                  3.63%
                                 $250,000 BUT LESS THAN $500,000            2.50%                  2.56%
                                 $500,000 BUT LESS THAN $1,000,000          2.00%                  2.04%
                                 $1,000,000 AND OVER(1)                     None                   None
-----------------------------------------------------------------------------------------------------------------
HARVEST FUNDS INTERMEDIATE       LESS THAN $50,000                          4.25%                  4.44%
BOND                             $50,000 BUT LESS THAN $100,000             3.75%                  3.89%
                                 $100,000 BUT LESS THAN $250,000            3.00%                  3.09%
                                 $250,000 BUT LESS THAN $500,000            2.25%                  2.25%
                                 $500,000 BUT LESS THAN $1,000,000          1.00%                  1.01%
                                 $1,000,000 AND OVER(1)                     None                   None
-----------------------------------------------------------------------------------------------------------------

(1) Even though you do not pay a front-end sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 12 months of purchase.

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;

o through an asset allocation account advised by the Adviser or one of its affiliates;

o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company managed by the Adviser within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of the Adviser and its affiliates;

o    by retirees of the Adviser and its affiliates;

o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

o    by Trustees and officers of The Advisors' Inner Circle Fund;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF CLASS A SHARES


You may repurchase any amount of Class A Shares of a Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.


REDUCED SALES CHARGES -- CLASS A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Harvest Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Harvest Funds you purchased previously that are currently held for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares of one or more Harvest Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Harvest Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine purchases of Class A Shares (that are subject to a sales charge) of all Harvest Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

o an individual, his or her spouse, or children residing in the same household;

o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of
(1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.
For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

     o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o Each Fund assesses a redemption fee of 1.50% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").


     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of each Fund is 0.25%.

DIVIDENDS AND DISTRIBUTIONS


Normally, the Funds distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.


Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUNDS. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by a Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of shares of the Funds may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

Because the Funds will invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund will notify you if it makes this decision.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional Class Shares and Class A Shares of the Harvest Funds Intermediate Bond. This information is intended to help you understand the Fund's financial performance for the period since the Fund's commencement of operations. Certain information contained in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-454-0738.

Because the Harvest Funds China All Assets had not commenced operations as of the fiscal year ended December 31, 2013, financial highlights for this Fund are not available.



------------------------------------------------------------------------------------
SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------
HARVEST FUNDS INTERMEDIATE BOND -- INSTITUTIONAL CLASS SHARES        PERIOD ENDED
                                                                  DECEMBER 31, 2013*
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.00
                                                                        --------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Income (Loss) from Operations:
------------------------------------------------------------------------------------
  Net Investment Income(1)                                                 0.37
------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                                         0.23
                                                                        --------
------------------------------------------------------------------------------------
     Total From Operations                                                 0.60
                                                                        --------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Redemption Fees(2)                                                        $0.00
                                                                        --------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Dividends and Distributions:
------------------------------------------------------------------------------------
  Net Investment Income                                                   (0.50)
------------------------------------------------------------------------------------
  Net Realized Gain                                                       (0.04)
                                                                        --------
------------------------------------------------------------------------------------
Total Dividends and Distributions                                         (0.54)
                                                                        --------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.06
                                                                        ========
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
TOTAL RETURN+                                                             6.09%
                                                                        ========
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
  Net Assets, End of Year (Thousands)                                   $19,130
------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets(3)                           0.88%(**)
------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets (Excluding Waivers           4.54%(**)
    and Fees Paid Indirectly)
------------------------------------------------------------------------------------
  Ratio of Net Investment Income to Average Net Assets                 4.38%(**)
------------------------------------------------------------------------------------
  Portfolio Turnover Rate                                              372%(***)
------------------------------------------------------------------------------------



+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Commenced operations on February 27, 2013.

**   Annualized.

*** Portfolio turnover is for the period indicated and has not been annualized.

(1)  Calculated using average shares.

(2)  Amount represents less than $0.01 per share.

(3) Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.88%.

-----------------------------------------------------------------------------------
SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------
HARVEST FUNDS INTERMEDIATE BOND -- CLASS A SHARES                   PERIOD ENDED
                                                                 DECEMBER 31, 2013*
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.00
                                                                      --------
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Income (Loss) from Operations:
-----------------------------------------------------------------------------------
  Net Investment Income(1)                                               0.39
-----------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       0.14
                                                                      --------
-----------------------------------------------------------------------------------
    Total From Operations                                                0.53
                                                                      --------
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Redemption Fees                                                         $0.07
                                                                      ========
-----------------------------------------------------------------------------------
Dividends and Distributions:
-----------------------------------------------------------------------------------
  Net Investment Income                                                 (0.50)
                                                                      --------
-----------------------------------------------------------------------------------
  Net Realized Gain                                                     (0.04)
                                                                      --------
-----------------------------------------------------------------------------------
    Total Dividends and Distributions                                   (0.54)
                                                                      --------

-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.06
                                                                      ========
-----------------------------------------------------------------------------------
TOTAL RETURN+                                                           6.09%
                                                                      ========
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
  Net Assets, End of Year (Thousands                                    $490
-----------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets(2)                           1.13%**
-----------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets (Excluding Waivers and       4.79%**
    Fees Paid Indirectly)
-----------------------------------------------------------------------------------
  Ratio of Net Investment Income to Average Net Assets                 4.13%**
-----------------------------------------------------------------------------------
  Portfolio Turnover Rate                                              372%***
-----------------------------------------------------------------------------------



+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Commenced operations on February 27, 2013.

**   Annualized.

*** Portfolio turnover is for the period indicated and has not been annualized.

(1)  Calculated using average shares.

(2) Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.13%.

                        THE ADVISORS' INNER CIRCLE FUND

                               HARVEST FUNDS (US)

INVESTMENT ADVISER

Harvest Global Investments Limited
31/F One Exchange Square
8 Connaught Place, Central
Hong Kong

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT EACH FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI, dated May 1, 2014, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-855-573-6994

BY MAIL: Write to us at:
         Harvest Funds
         P.O. Box 219009
         Kansas City, MO 64121-9009

BY INTERNET: www.harvestfunds-us.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.


                                                                 HGI-PS-001-0200

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                              SAROFIM EQUITY FUND

                                     SRFMX

                              INVESTMENT ADVISER:
                              FAYEZ SAROFIM & CO.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                PAGE
SAROFIM EQUITY FUND
     INVESTMENT OBJECTIVE ......................................  1
     FUND FEES AND EXPENSES ....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ...........................  2
     PRINCIPAL RISKS ...........................................  2
     PERFORMANCE INFORMATION ...................................  4
     INVESTMENT ADVISER ........................................  4
     PORTFOLIO MANAGERS ........................................  4
     PURCHASE AND SALE OF FUND SHARES ..........................  4
     TAX INFORMATION ...........................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER
       FINANCIAL INTERMEDIARIES ................................  5
MORE INFORMATION ABOUT RISK ....................................  6
MORE INFORMATION ABOUT THE FUND'S OBJECTIVE
  AND INVESTMENTS ..............................................  7
INFORMATION ABOUT PORTFOLIO HOLDINGS ...........................  7
INVESTMENT ADVISER .............................................  7
PORTFOLIO MANAGERS .............................................  8
RELATED PERFORMANCE DATA OF THE ADVISER ........................  8
PURCHASING AND SELLING FUND SHARES .............................  12
SHAREHOLDER SERVICING ARRANGEMENTS .............................  19
PAYMENTS TO FINANCIAL INTERMEDIARIES ...........................  19
OTHER POLICIES .................................................  20
DIVIDENDS AND DISTRIBUTIONS ....................................  23
TAXES ..........................................................  23
FINANCIAL HIGHLIGHTS ...........................................  25
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ..................  Back Cover

SAROFIM EQUITY FUND

INVESTMENT OBJECTIVE

The Sarofim Equity Fund (the "Fund") seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                        2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                       0.50%
Other Expenses(1)                                                     0.36%
Acquired Fund Fees and Expenses(2)                                    0.01%
                                                                     -------
Total Annual Fund Operating Expenses                                  0.87%
Less Fee Reductions and/or Expense Reimbursements                    (0.16)%
                                                                     -------
Total Annual Fund Operating Expenses After Fee                        0.71%
Reductions and/or Expense Reimbursements(3)


(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Fayez Sarofim & Co. (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.70% of the Fund's average daily net assets until April 30, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust effective as of the close of business on April 30, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR      3 YEARS
                               $73         $262


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund invests primarily in the common stock of U.S. and foreign based companies listed on U.S. exchanges, but it may also invest up to 25% of its net assets in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts ("ADRs"). The Fund focuses on companies with market capitalizations exceeding $5 billion at the time of purchase.


In choosing securities, the Adviser first identifies structurally attractive economic sectors that it believes can support longer term profit growth. Using fundamental analysis, the Adviser then seeks companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively redeploys cash flow, sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Adviser seeks to purchase this growth at a reasonable price with the expectation that over time the Fund's portfolio will appreciate in tandem with the underlying growth.

The Fund employs a "buy-and-hold" investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps to reduce the Fund's trading costs and minimizes tax liability by limiting the distribution of capital gains. The Fund will sell a security if the Adviser believes there is a significant adverse change in the company's business fundamentals that may lead to a sustained impairment in earnings power, the company has become grossly overvalued, or more attractive alternatives exist.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. The U.S. based multinational companies in which the Fund invests may also be subject to certain of the risks associated with investing in foreign companies.


FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

MARKET SECTOR RISK -- The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

INVESTMENT STYLE RISK -- The Fund pursues a "growth style" of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION


The Fund commenced operations on January 17, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

Current performance information is available by telephone at 1-855-727-6346.


INVESTMENT ADVISER

Fayez Sarofim & Co.

PORTFOLIO MANAGERS


Fayez Sarofim, Chairman, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2014.

W. Gentry Lee, Jr., CFA, President, has managed the Fund since its inception in 2014.

Jeffrey M. Jacobe, CFA, Director of Investments and Senior Vice President, has managed the Fund since its inception in 2014.

Reynaldo Reza, CFA, Vice President, has managed the Fund since its inception in 2014.

Alan R. Christensen, CFA, Chief Operating Officer and Vice President, has managed the Fund since its inception in 2014.


PURCHASE AND SALE OF FUND SHARES


To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. Subsequent investments must be at least $100. The Fund reserves the right to waive or reduce the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at: Sarofim Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Sarofim Equity Fund, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or by telephone at 1-855-727-6346.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities in which the Fund invests include common stock, preferred stock, convertible debt, warrants and rights, and shares of ADRs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy all of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT THE FUND'S OBJECTIVE AND INVESTMENTS


The investment objective of the Fund cannot be changed without shareholder approval.


The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Fund's principal investment strategy and risks, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Fayez Sarofim & Co., a Texas corporation formed in 1958, serves as the investment adviser to the Fund. The Adviser is an investment management firm with a principal place of business located at 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. The Adviser is a wholly-owned subsidiary of The Sarofim Group, Inc., which is 99.9 percent owned by current, active employees of the Adviser. Fayez Sarofim is the majority shareholder of The Sarofim Group, Inc. As of March 31, 2014, the Adviser had approximately $27.7 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% based on the average daily net assets of the Fund.


The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.70% of the Fund's average daily net assets until April 30, 2015 (the "contractual expense limit"). In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of the Trust, for any reason at any time, or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust effective as of the close of business on April 30, 2015.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from the Fund's inception to June 30, 2014.


PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund. The Adviser has identified the following team members as those with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team.

Fayez Sarofim, Chairman, Chief Executive Officer and Chief Investment Officer, founded the Adviser in 1958.

W. Gentry Lee, Jr., CFA, is President of the Adviser, where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations.

Jeffrey M. Jacobe, CFA, is the Director of Investments and a Senior Vice President at the Adviser, where he has been employed since 2000, and is responsible for organizing and overseeing investment research efforts.

Reynaldo Reza, CFA, is a Vice President at the Adviser, where he has been employed since 1995.

Alan R. Christensen, CFA, is the Chief Operating Officer and a Vice President at the Adviser, where he has been employed since 2005.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The following performance data has been derived from presentations the Adviser has prepared in compliance with the Global Investment Performance Standards (GIPS[R]). The Adviser's GIPS[R] compliant performance presentations and its policies on valuation, calculating performance and preparing GIPS[R] compliant performance presentations are available upon request. Qualified independent third parties have examined the Adviser's presentation of the performance of the

Composite for the period from January 1, 1993 through December 31, 2013 and have provided opinions that the Composite performance is presented in all material respects in conformity with the GIPS[R] standards.

Accounts included in the Composite are discretionary, fee-paying, tax-exempt portfolios with assets with a market value in excess of $5 million. These criteria were established prior to the inception of the Composite and continue to be applied to maintain consistency across time periods. The performance presentation was not materially impacted by the exclusion of any Accounts from the Composite with investment objectives, policies and strategies substantially similar to those of the Fund. The Adviser reviews all managed Accounts for proper inclusion in the Composite and excludes those where the client prohibits full implementation of the Adviser's investment strategy on the basis that the Account is not discretionary.

New Accounts are added to the Composite at the beginning of the first complete quarter after the Account has been accepted for management by the Adviser. Terminated Accounts are included in the return calculation through their last full quarter under management. Accounts requiring movement from one composite to another are treated as if the existing Account terminated and a new Account was established. Accounts that experience a significant cash flow, a cash flow so large that it impairs the Adviser's ability to implement its strategy, are removed from the Composite for the period the Account is impaired. The Adviser defines a significant cash flow as one greater than 50% of the Account's value.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the payment of brokerage commissions, execution costs, sales loads and account fees paid by the Accounts included in the Composite, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations. Investment transactions are recorded on a trade date basis.

The Composite performance information is calculated in and expressed in United States dollars. The GIPS[R] standards recommend the presentation of performance results on a gross of fees basis. Net of fees performance is presented as supplemental information. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND


PERFORMANCE INFORMATION FOR THE ADVISER'S SUBSTANTIALLY SIMILAR STRATEGY COMPOSITE(1)
(January 1, 2004 through December 31, 2013)

---------------------------------------------------------------------------------------------------------
           TOTAL PRE-    TOTAL PRE-                                                      TOTAL ASSETS
           TAX RETURN    TAX RETURN                         NUMBER                         AT END OF
           (NET OF       (GROSS OF         S&P 500            OF                            PERIOD
YEAR        FEES)          FEES)         500 INDEX(2)      ACCOUNTS     DISPERSION(3)     (MILLIONS)
---------------------------------------------------------------------------------------------------------
2013        22.5%         22.8%             32.3%            94            0.6%             $13,417
---------------------------------------------------------------------------------------------------------
2012        11.1%         11.3%             15.9%            97            0.5              $12,035
---------------------------------------------------------------------------------------------------------
2011         9.2%          9.5%              2.0%            87            1.0              $10,284
---------------------------------------------------------------------------------------------------------
2010        16.0%         16.3%             15.1%            87            0.5               $9,236
---------------------------------------------------------------------------------------------------------
2009        23.6%         23.9%             26.6%            86            2.2               $5,669
---------------------------------------------------------------------------------------------------------
2008       -32.4%        -32.2%            -37.0%            91            1.4               $5,279
---------------------------------------------------------------------------------------------------------
2007         9.1%          9.4%              5.4%           117            1.4               $8,533
---------------------------------------------------------------------------------------------------------
2006        15.8%         16.1%             15.7%           126            0.8              $11,898
---------------------------------------------------------------------------------------------------------
2005         4.0%          4.2%              4.9%           161            0.8              $12,893
---------------------------------------------------------------------------------------------------------
2004         5.2%          5.5%             10.9%           194            0.7              $15,764
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 12/31/13)


---------------------------------------------------------------------------------------------------------
                                         ADVISER'S
                                    COMPOSITE RETURNS
---------------------------------------------------------------------------------------------------------

TIME PERIOD               NET OF FEES            GROSS OF FEES               S&P 500 INDEX (2)
---------------------------------------------------------------------------------------------------------
1 Year                      22.5%                    22.8%                         32.3%
---------------------------------------------------------------------------------------------------------
3 Years                     14.1%                    14.4%                         16.1%
---------------------------------------------------------------------------------------------------------
5 Years                     16.3%                    16.6%                         17.9%
---------------------------------------------------------------------------------------------------------
10 Years                     7.1%                     7.4%                          7.4%
---------------------------------------------------------------------------------------------------------
20 Years                     9.5%                     9.8%                          9.2%
---------------------------------------------------------------------------------------------------------
30 Years                    11.8%                    12.1%                         11.1%
---------------------------------------------------------------------------------------------------------
Since Inception(4)           N/A                     12.1%                         11.6%
---------------------------------------------------------------------------------------------------------

(1) For each Account within the Composite for the investment periods presented, the monthly total returns for the time period were calculated in accordance with the Modified Dietz method derived by taking the change in the value of the Account, including realized and unrealized appreciation/depreciation and income, as a percent of the beginning monthly market value of the Account adjusted for the weighted net value of all contributions and withdrawals (the cash flows). The SEC standardized performance methodology is not impacted by external cash flows. Accounts within the Composite are valued upon occurrence of cash flows and/or market action in excess of 10% of an Account's value (large cash flow) because the Adviser has determined that a large cash flow may distort performance if the Account is not valued at the time of such cash flow. Monthly Composite returns, which include returns on cash and short-term investments, were computed as the sum of each Account's monthly return within the Composite weighted by their respective beginning market values. Annual Composite returns were derived by geometrically linking monthly Composite returns. Geometrical linking is a method of compounding separately calculated periodic returns that is not applicable to the SEC standardized performance methodology because a mutual fund's returns are calculated cumulatively for prescribed time periods, including the period since its inception. Accounts included in the Composite are valued on the last business day of each month included in the respective reporting period.


     Between April 1, 2012 and January 1, 2013, the Adviser transitioned all Accounts to a new portfolio accounting and performance reporting service provider. For each Account transferred to the new service provider, the Account total return is calculated by taking the change in the value of the Account, including realized and unrealized appreciation/depreciation and income on a daily basis. The daily returns are linked to create a monthly return and the monthly returns are linked to create an annual return. The performance presentation was not materially impacted by the Account transfers.


(2) The S&P 500 Index (the "Index") is presented for comparative purposes only. The Index generally reflects the risk or investment style of the investments included in the Composite, but the Accounts are structured differently than the Index. The Index is published by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. The Index is a free-float capitalization-weighted index, published since 1957, of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the Index are those of large publicly held companies that trade on either of the two largest American stock exchanges: the NYSE and the NASDAQ.


(3) Dispersion is measured using the asset-weighted standard deviation of Accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual Account's return varies from the mean return for the Composite. If the individual Account returns are normally distributed around the mean return, then approximately 68%, 95% and 99.7% of the Accounts will have returns falling between the mean plus or minus one, two, and three standard deviations, respectively. Greater standard deviation means greater risk to the investor.

     Dispersion results from different security weightings in Accounts due to their inception dates, cash flows and guidelines precluding the purchase of certain securities.

(4)  Inception date of the Composite is January 1, 1976.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through the securities broker or other financial intermediary through which you opened your shareholder account.

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-727-6346.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

All investments must be made by check, wire or Automated Clearing House (ACH). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your transaction confirmation. Be sure your check identifies clearly your name, your account number and the Fund name. Make your check payable to "Sarofim Equity Fund."

REGULAR MAIL ADDRESS

Sarofim Equity Fund
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS

Sarofim Equity Fund
c/o Atlantic Fund Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.


BY WIRE

To open an account by wire, call 1-855-727-6346 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

Union Bank
Los Angeles, CA
ABA #122000496
FOR CREDIT TO:
Atlantic Shareholder Services FBO The Advisors' Inner Circle Fund
Acct #4580002264
Sarofim Equity Fund
(Your Account Number with the Fund)


BY AUTOMATIC INVESTMENT PLAN (VIA ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Fund by mail at: Sarofim Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Sarofim Equity Fund, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or by telephone at 1-855-727-6346. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION


You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund's price per share will be the net asset value ("NAV") next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, may be authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES


To purchase shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $2,500. Subsequent investments must be at least $100. The Fund reserves the right to waive or reduce the minimum investment amounts in its sole discretion.


FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

FUND NAME                    TICKER SYMBOL           CUSIP          FUND CODE
Sarofim Equity Fund             SRFMX              0075W0460         259-201

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-855-727-6346.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

     o    written requests to redeem $100,000 or more;
     o    changes to a shareholder's record name or account registration;
     o paying redemption proceeds from an account for which the address has changed within the last 30 days;
     o sending redemption and distribution proceeds to any person, address or financial institution account not on record;
     o sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
     o adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-727-6346 for more information.


The sale price will be the NAV next determined after the Fund receives your request in proper form.


BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

     REGULAR MAIL ADDRESS

     Sarofim Equity Fund
     P.O. Box 588
     Portland, ME 04112

     EXPRESS MAIL ADDRESS

     Sarofim Equity Fund
     c/o Atlantic Fund Services, LLC
     Three Canal Plaza, Ground Floor
     Portland, ME 04101


The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.


BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-727-6346 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $5,000, you may transfer as little as $50 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the effective date of your order. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund may invest in mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than two (2) "round trips," into or out of the Fund within any 180-day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service provider may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder;
(iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Subject to the Fund's right to reject purchases as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.


The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUND. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


Because the Fund was not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                        THE ADVISORS' INNER CIRCLE FUND

                              SAROFIM EQUITY FUND

INVESTMENT ADVISER

Fayez Sarofim & Co.
2907 Two Houston Center
909 Fannin Street
Houston, Texas 77010

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about The Advisors' Inner Circle Fund and the Sarofim Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-855-727-6346

BY MAIL:          Sarofim Equity Fund
                  P.O. Box 588
                  Portland, ME 04112


BY INTERNET:      The Fund does not have a website, but you can obtain the SAI,
                  Annual or Semi-Annual Report by mail or telephone.


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Fund, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.


                                                                 SAR-PS-001-0200

                      STATEMENT OF ADDITIONAL INFORMATION

                          CITI MARKET PILOT 2020 FUND
                                A SHARES (CFTBX)
                                I SHARES (CFTZX)

                          CITI MARKET PILOT 2030 FUND
                                A SHARES (CFTCX)
                                I SHARES (CFTYX)

                          CITI MARKET PILOT 2040 FUND
                                A SHARES (CFTDX)
                                I SHARES (CFTWX)

         EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MAY 1, 2014


                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Citi Market Pilot 2020 Fund, the Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses dated May 1, 2014 (the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. Shareholders may obtain copies of the Funds' Prospectuses or Annual Report, when available, free of charge by writing to the Funds at Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Citi Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or calling the Funds at 1-855-CITI-FUND. A Shares of the Funds and I Shares of the Citi Market Pilot 2020 Fund are currently not available for purchase.

                               TABLE OF CONTENTS


THE TRUST ............................................................. S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ....... S-1
DESCRIPTION OF PERMITTED INVESTMENTS .................................. S-2
INVESTMENT LIMITATIONS ................................................ S-27
THE ADVISER ........................................................... S-29
PORTFOLIO MANAGERS .................................................... S-30
THE ADMINISTRATOR ..................................................... S-31
THE DISTRIBUTOR ....................................................... S-32
SHAREHOLDER SERVICES .................................................. S-33
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................. S-33
THE TRANSFER AGENT .................................................... S-34
THE CUSTODIAN ......................................................... S-34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......................... S-34
LEGAL COUNSEL ......................................................... S-34
TRUSTEES AND OFFICERS OF THE TRUST .................................... S-34
PURCHASING AND REDEEMING SHARES ....................................... S-44
DETERMINATION OF NET ASSET VALUE ...................................... S-44
TAXES ................................................................. S-45
FUND TRANSACTIONS ..................................................... S-52
PORTFOLIO HOLDINGS .................................................... S-53
DESCRIPTION OF SHARES ................................................. S-54
SHAREHOLDER LIABILITY ................................................. S-54
LIMITATION OF TRUSTEES' LIABILITY ..................................... S-55
PROXY VOTING .......................................................... S-55
CODES OF ETHICS ....................................................... S-55
5% AND 25% SHAREHOLDERS ............................................... S-55
APPENDIX A -- DESCRIPTION OF RATINGS .................................. A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .................... B-1

May 1, 2014                                                      CFM-SX-001-0300

THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and as amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in I Shares and A Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see "The Distributor" and "Shareholder Services" sections in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate one or more Funds without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


Each Fund's investment objective and principal investment strategies are described in the Prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectuses. As described in the Prospectuses, the Adviser expects that the Funds will invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index constituent (or futures or swaps on an instrument underlying an Index constituent) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of a Fund's Index. For a description of certain permitted investments in which the Funds may invest directly or to which the Funds may have indirect exposure through their investments in ETFs or similar products, see the "Description of Permitted Investments" section in this SAI.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Funds' stated investment policies, including those stated below.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.


A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and Citigroup First Investment Management Americas LLC (the "Adviser") takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS ("MLPS") -- Master Limited Partnerships are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Qualifying sources also include income and gains from commodities and from futures, forwards and options with respect to commodities if the MLP has a "principal activity" of buying and selling commodities or options, futures or forwards with respect to commodities. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the

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MLP plus, in many cases, ownership of common units and subordinated units.
Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


REAL ESTATE INVESTMENT TRUSTS ("REITS") -- A Real Estate Investment Trust is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as "Equity REITs" and "Mortgage REITs". An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. See "Investment Company Shares" below. ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Funds do not invest in "enhanced ETFs" that seek to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index or commodity-linked swaps, futures contracts, and options on securities, futures contracts, and stock indices.


Other exchange-traded products that are similar to ETFs may be structured as publicly traded partnerships that are treated as partnerships for federal income tax purposes, grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These products typically hold commodities, precious metals, currency or other non-securities investments. For convenience, references to ETFs below include these exchange-traded products.

ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES -- Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Industrial development and pollution control bonds are bonds issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in Appendix A or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions that the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of FHA-insured or VA-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy Ginnie Mae securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION -- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.


RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.


Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche," may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly, similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES -- Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES ("ETNS") -- Certain Funds may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

INFLATION-PROTECTED OBLIGATIONS ("TIPS") -- The Funds may invest in inflation-protected public obligations of major governments and emerging market countries, commonly known as TIPS. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U. S. government securities as a means of "locking in" interest rates.

 o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded in a Fund's portfolio, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. However, since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, if a security is directly or indirectly reflected in the index, it is likely that the Fund will buy the security regardless of its rating. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. Since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, if a Fund has exposure to an investment that is directly or indirectly reflected in the index, it is likely that the Fund will maintain this exposure even if the investment is downgraded.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS -- ADRs, as well as other "hybrid" forms of ADRs, including EDRs and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

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     o    have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;


     o over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;


     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset such as a stock or a bond, an underlying economic factor such as an interest rate, or a market benchmark such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested.

Since each Fund seeks performance that, before taxes and expenses, approximates the performance of its designated index, the Funds do not intend to invest in derivatives for the purpose of "hedging" -- i.e., they do not intend to invest in derivatives for protection from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Nor do the Funds intend to utilize derivatives for speculation purposes. Rather, the Funds intend to use derivatives to gain exposure to Index constituents or other instruments the Adviser believes will assist the Funds in tracking their respective Index.


Although the Funds do not intend to enter into derivatives to create leverage, many derivatives have a leverage or borrowing component, and adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

The Funds are unable to qualify for an exclusion from the definition of a commodity pool pursuant to CFTC Rule 4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Adviser is currently registered with the National Futures Association as a CPO and a "commodity trading advisor" and the Adviser will act as such with respect to the operation of the Funds. As a result, the Adviser and the Funds are subject to dual regulation by the SEC and the CFTC. Compliance with the CFTC regulations could increase the Funds' expenses, adversely affecting investment returns.


TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" --approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

The Funds do not expect to write put or call options.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

SWAPS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Although the Funds do not intend to enter into swap agreements to create leverage, a swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument --which may be a single asset, a pool of assets or an index of assets -- during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

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o COMMODITY-LINKED SWAPS

A commodity-linked swap is an agreement between two parties in which one party agrees to make payments over the term of the swap to the other party based upon the price of the underlying commodity or commodity index. By entering into a commodity-linked swap a Fund can gain exposure to the commodity or the commodities underlying the index without actually purchasing the commodities. Commodity-linked swaps involve the risk associated with the commodities.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, currency exchange rates or commodity prices may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

CORRELATION RISK -- A Fund's ability to gain exposure to securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is attempting to gain exposure to may not move in the same amount, or even in the same direction as the security. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities to which it is trying to gain exposure. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.


Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract; and

     o    not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Although the Funds do not intend to enter into derivatives to create leverage, because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

The Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim, Direxion, Wisdom Tree, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral shall at all times have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. A Fund will in each instance establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, and the Fund's administrator and custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Funds may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

Each Fund's investment objective is non-fundamental and may be changed by the Board without shareholder approval. A Fund will give its shareholders at least 60 days' prior written notice of any change in its investment objective.

The following investment limitations of each Fund are non-fundamental and may be changed by the Board without shareholder approval.

Each Fund may not:

1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

3. Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

4. Purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) currency.

Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser was formed as a Delaware limited liability company in 2011 and is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2014, had approximately $1.6 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York 10013.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 11, 2012 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by a Fund, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of each Fund's I Shares' and A Shares' average daily net assets, until May 24, 2015 (the "contractual expense limit"). If at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit so that the Adviser may recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust effective as of the close of business on May 24, 2015.

Since each Fund pays the Adviser advisory fees based on a percentage of the Fund's net assets, the Adviser will continue to receive advisory fees at the same percentage of net assets, regardless of Fund investment performance. Other Citi affiliates may also be paid fees for services provided to the Funds. To the extent permitted by applicable law and Fund procedures, the Funds also may use Citi as a broker for Fund transactions (See "Brokerage with Fund Affiliates" below) and enter into certain insurance and other joint transactions with Citi.

Citi also may receive intangible benefits from its relationship with the Funds. For example, assets in the Funds will increase the assets under management of the Multi Asset Group of its Institutional Clients Group, which may assist it in generating additional business. In addition, when appropriate investment alternatives are available, the investment decision made for a Fund, to the extent consistent with the Adviser's fiduciary duty to the Fund, may be more beneficial to the Adviser than other alternatives.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. Since Adviser portfolio managers are dual-hatted employees of Citigroup Global Markets Inc., an affiliated broker-dealer ("CGMI"), determination of annual compensation will be based on an overall assessment of an individual's performance of both his/her advisory responsibilities for the Funds, as well as performance of his/her broker-dealer responsibilities, which may include hedging, market making and other trading and investment activities with or for the accounts of non-fiduciary customers or for the accounts of Citi and its affiliates. Compensation for such personnel is comprised of a base salary and discretionary variable compensation.

The base salary is fixed from year to year and is typically determined based on market factors and the skill and experience of the individual. Year-end discretionary variable compensation is primarily based on an assessment of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of the Adviser, CGMI and Citigroup Inc.; the Adviser's net revenues for the past year derived from management fees; net revenues generated by each portfolio manager's performance of his/her responsibilities as a broker-dealer employee; and anticipated compensation levels among competitor firms. The discretionary variable compensation of portfolio managers is also significantly influenced by an individual's management of risk in alignment with the targeted risk parameter and investment objective of the Funds, as well as risk management of trading and investment activities in alignment with broker-dealer risk limits. An individual's general client/shareholder orientation and teamwork and leadership skills are also considered.

There is no fixed percentage allocation to compensation between an individual's advisory and broker-dealer performance, rather, there is a year-end assessment of overall performance. Depending on the aggregate net assets of the Funds and therefore the revenues generated by the Adviser per its management fees, performance of advisory responsibilities could be a relatively small factor in determination of overall compensation.

In addition to base salary and discretionary variable compensation, Citi has a number of additional benefits in place including: (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate, subject to certain eligibility requirements. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the fiscal year ended December 31, 2013, the portfolio managers did not beneficially own shares of the Funds because the Funds were not in operation.

OTHER ACCOUNTS. The portfolio managers are not currently responsible for the day-to-day management of any other accounts for clients of the Adviser. However, one of the portfolio managers is primarily responsible for the day-to-day management of other accounts as described under the table below. None of the accounts listed below are subject to a performance-based advisory fee. The information in the table is provided as of December 31, 2013.



------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           (MILLIONS)            ACCOUNTS           (MILLIONS)            ACCOUNTS           (MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Niaz Haider       0                   $0                   0                   $0                    1(1)                $570
------------------------------------------------------------------------------------------------------------------------------------
Christian Baude   0                   $0                   0                   $0                    0                   $0
------------------------------------------------------------------------------------------------------------------------------------
Stephen Clancy    0                   $0                   0                   $0                    0                   $0
------------------------------------------------------------------------------------------------------------------------------------



(1) In his capacity as an officer of CGMI, Mr. Haider is responsible for the day to day management of various transactions entered into by CGMI and its affiliates from time to time for the purpose of hedging the exposure of CGMI and its affiliates resulting from customer transactions (the "hedging portfolio"). This hedging portfolio is included under the heading "Other Accounts." Although the Adviser does not have any interest in the hedging portfolio and will not receive any advisory fee in connection with its management, Mr. Haider may receive year-end discretionary variable compensation based on its performance. See "Compensation" above.

CONFLICTS OF INTEREST. As a result of the activities described in the Prospectuses and the SAI, the Funds' portfolio managers may have conflicts of interest in connection with their management of the Funds' investments, including without limitation conflicts in allocating their time and services to the Funds and in making trading decisions on behalf of the Funds. Other potential conflicts could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other portfolios and to the disadvantage of the Funds. However, the Adviser has established policies and procedures designed to address these conflicts, fairly and equitably allocate the purchase and sale of securities to the Funds and prevent knowledge of Fund trades being used to the Funds' disadvantage. See "Investment Adviser -- Conflicts" in the Prospectuses.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
AVERAGE ANNUAL ASSETS)                      FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
0.08%                                       First $2 billion
--------------------------------------------------------------------------------
0.07%                                       Next $1 billion
--------------------------------------------------------------------------------
0.05%                                       Next $2 billion
--------------------------------------------------------------------------------
0.04%                                       Next $5 billion
--------------------------------------------------------------------------------
0.03%                                       Over $10 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for each portfolio within the Citi fund complex. For each additional class of shares of a Fund established after the initial one (1) class of shares per Fund, the minimum annual fee will be increased by $10,000. Due to these minimums, the annual administration fee each Fund pays may exceed the above percentages at low asset levels.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

DEALER REALLOWANCES. A Shares of the Funds are sold subject to a front-end sales charge as described in the A Shares Prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A Shares.


----------------------------------------------------------------------------------------------------
                                      $100,000      $250,000      $500,000
                       LESS THAN      BUT LESS      BUT LESS      BUT LESS
                       $100,000       THAN          THAN          THAN            $1,000,000
FUND                                  $250,000      $500,000      $1,000,000      AND OVER(1)
----------------------------------------------------------------------------------------------------
Citi Market Pilot
2020 Fund              4.50%          3.50%         2.50%         2.00%           0.00%
----------------------------------------------------------------------------------------------------
Citi Market Pilot
2030 Fund              4.50%          3.50%         2.50%         2.00%           0.00%
----------------------------------------------------------------------------------------------------
Citi Market Pilot
2040 Fund              4.50%          3.50%         2.50%         2.00%           0.00%
----------------------------------------------------------------------------------------------------

(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 12 months of purchase.


SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of A Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to help market, promote, distribute or otherwise support the Funds, including without limitation payments to financial intermediaries, such as affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support. Personnel of Citi-affiliated broker-dealers or other financial intermediaries may benefit if their compensation is affected by these payments.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

These payments by the Adviser and/or its affiliates may create a conflict of interest by influencing the beneficiary of the payment to recommend the Funds over another investment. Conversely, payments by others may influence the beneficiary of those payments to recommend other investments over the Funds. In addition, Citi's business relationships with broker-dealers or other financial intermediaries may have the indirect effect of influencing them to recommend the Funds over other investments.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6(th) Floor, San Francisco, CA 94104 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as

Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



                                             S-36


------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            The Advisors' Inner Circle Fund III,
                                                      Lewis & Bockius LLP           Bishop Street Funds, SEI Daily Income Trust,
                                                      (law firm) from  1976         SEI Institutional International Trust, SEI
                                                      to 2003. Counsel to the       Investments Trust, SEI Institutional
                                                      Trust, SEI Investments,        Institutional Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global       Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------


                                        S-37




------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------

                                        S-38



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships:   Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders.
 The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE.   The Board has a standing Audit Committee that is composed
of each of the independent Trustees of the Trust.   The Audit Committee
operates under a written charter approved by the Board.   The principal
responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its
engagement, and the firm's independence; (iii) pre-approving   audit and
non-audit   services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca, and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not
readily available.   The Fair Value Pricing Committee's determinations are
reviewed by the Board.   Mr.
Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty (60) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE.   The Board has a standing Governance Committee
(formerly the Nominating Committee) that is composed of each of the independent
Trustees of the Trust.   The Governance Committee operates under a written
charter approved by the Board.   The principal responsibilities of the
Governance Committee include: (i) considering and reviewing Board governance
and compensation issues; (ii) conducting a self-assessment   of the Board's
operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca, and Sullivan currently serve as members of the
Governance Committee.   Ms.  Krikorian serves as the Chairman of the Governance
Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                      FUND SHARES (FUND)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                        None                                None
------------------------------------------------------------------------------------------
     Nesher                       None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                         None                                None
------------------------------------------------------------------------------------------
     Grause                       None                                None
------------------------------------------------------------------------------------------
     Johnson                      None                           Over $100,000
------------------------------------------------------------------------------------------
     Krikorian                    None                                None
------------------------------------------------------------------------------------------
     Speca                        None                                None
------------------------------------------------------------------------------------------
     Sullivan                     None                                None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.


TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and Chief        Chief Accounting Officer and Chief Compliance Officer
(Born: 1962)         Financial Officer (since 2014)         of SEI Investment Manager Services since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                           Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II,
                                                            The Advisors' Inner Circle Fund III,
                                                            Bishop Street Funds, SEI Institutional Managed
                                                            Trust, SEI Asset Allocation Trust, SEI Institutional
                                                            International Trust, SEI Institutional Investments
                                                            Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                            Trust, SEI Tax Exempt Trust, Adviser Managed
                                                            Trust, New Covenant Funds, SEI Insurance
                                                            Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P.
                                                            until 2010. Director of Investment Product
                                                            Management and Development, SEI Investments,
                                                            since February 2003; Senior Investment Analyst --
                                                            Equity Team, SEI Investments, from March 2000
                                                            to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-
(Born: 1978)         Secretary (since 2013)                 present). Associate Counsel and Compliance
                                                            Officer, The Glenmede Trust Company, N.A.
                                                            (2011-2012). Associate, Drinker Biddle & Reath
                                                            LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary (since 2012)                 General Counsel, SEI Investments Distribution
                                                            Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI Private
                     AML Officer                            Trust Company, September 2010 -- May 2011.
                     (since 2013)                           Private Banking Client Service Professional of SEI
                                                            Private Banking and Trust, September 2008 --
                                                            September 2010.
------------------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Funds' pricing cycle.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

Except as otherwise provided, the following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and shareholders of the Funds who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons for U.S. federal income tax purposes, and is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and
(ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

In general, with respect to the Funds, gains from foreign currencies and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

INVESTMENT IN CERTAIN ETFS AND ETNS. The Funds may make investments into one or more exchange-traded products, such as ETNs or ETFs, swaps or other investments that may generate income that does not constitute qualifying income under the Qualifying Income Test. The Funds intend to monitor its investments and the character of its income to ensure it will satisfy the Qualifying Income Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year in which it fails the Qualifying Income Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund's direct and indirect investments in U.S. real property (which includes investments in REITS and certain other RICs that invest in U.S. real property) were to exceed certain levels, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund's shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from its retirement account.
 Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker-dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Research services so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the

Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal year ended December 31, 2013, the Funds did not hold any securities of "regular brokers and dealers" because the Funds were not in operation during the period.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, the Funds' fiscal quarters end March 31, June 30, September 30 and December 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in their Semi-Annual and Annual Reports, their Form N-CSR will be available without charge, upon request, by calling 1-855-CITI-FUND.

Forty-five (45) days after the end of each calendar month, each Fund currently expects to post (i) its ten largest portfolio holdings and the percentage that each of these holdings represents of the Fund's total assets and (ii) its portfolio allocation to equities, fixed income, commodities and U.S. treasuries. These postings can be found on the internet at www.funds.citi.com on the US Fund Details page and generally remain available until replaced by new postings. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of a Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information for reasonable business purposes, such as to assess the risks of a Fund's portfolio along with related performance attribution statistics, to analyze and rank the Funds or to perform due diligence and asset allocation. The timing, frequency and lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, does not adversely affect a Fund or its shareholders and that, to the extent conflicts between the interests of the Fund's shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. See "Investment Adviser --Conflicts" in the Prospectuses. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser has no arrangements to provide non-public portfolio holdings information to any entity, except as authorized by the Adviser's CCO, as provided herein.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to assess the risks of a Fund's portfolio along with related performance attribution statistics, to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. A Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-CITI-FUND; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of April 7, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. The Funds believe that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.


--------------------------------------------------------------------------------
CITI MARKET PILOT 2030 FUND -- I SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                             NUMBER OF SHARES      % OF CLASS
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.                500,000.0000          100.00%
390 Greenwich Street 3rd Floor
New York, NY 10013-2375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CITI MARKET PILOT 2040 FUND -- I SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                             NUMBER OF SHARES      % OF CLASS
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.                500,000.0000          100.00%
390 Greenwich Street 3rd Floor
New York, NY 10013-2375

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms

"investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                  ADVISER'S PROXY VOTING POLICY AND PROCEDURES

   The Adviser is responsible for voting proxies or responding to requests for consent with respect to securities held in a client's account for which the Adviser has authority to vote, and the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in accordance with the following policies and procedures. The proxy voting policy below attempts to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interest of a client to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Adviser's Chief Compliance Officer (the "Chief Compliance Officer").

     A. GENERAL POLICY

   The Adviser's general policy is to vote proxy proposals, amendments, consents or resolutions relating to investments in a client's account (collectively, "proxies") in a manner that serves the best interest of the client and manages conflicts of interest appropriately, as determined by the Portfolio Manager in his or her discretion, taking into account relevant factors, including:

          o    the impact on the value of the returns of the client;

          o the alignment of the portfolio company management's interest with the client's interest, including establishing appropriate incentives for management;

          o the ongoing relationship between the client and the portfolio companies in which it invests including the continued or increased availability of portfolio information; and

          o    industry and business practices.

     B. SPECIFIC POLICY

        1. ROUTINE MATTERS


   For routine matters, the Portfolio Manager will generally vote in accordance with the recommendation of the portfolio company's management, as applicable, unless, in the Portfolio Manager's opinion, such recommendation is not in the best interest of the client.

The Portfolio Manager will generally vote FOR the following proposals:

          o To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

          o    To elect or re-elect board members.

          o    To appoint or elect auditors.

          o    To set the time and location of the annual meeting.

          o    To change the fiscal year or term of the company.

          o    To change the name of the company.

          2. NON-ROUTINE MATTERS

   Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a company (I.E., shareholders, members, partners, etc.). Voting decisions with respect to non-recurring or extraordinary matters generally will be made in support of management, unless, in the Portfolio Manager's opinion, such recommendation is not in the best interest of the client.

   On a CASE-BY-CASE basis, the Portfolio Manager will decide non-recurring or extraordinary matters, taking into account these policies and factors relevant to each proxy, as discussed below. These matters include, but are not limited to the following proposals:

          o    To change the state of incorporation.

          o    To change pre-emptive rights or cumulative voting rights.

          o    Compensation plans.

          o    Investment restrictions for social policy goals.

          o    Precatory proposals.

          o    Classifying boards of directors.

          o    Poison pill proposals.

          o    Recapitalizations.

          o    Super-majority voting.

          o    Extensions of shareholders' rights.

          3. ALL OTHER MATTERS

   All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policies, as set forth above.

          4. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING OR RELATED
             ACTION

   The Portfolio Manager will abstain from voting or affirmatively decide not to vote (or take other related action such as waiver of voting rights or granting a proxy for holdings to be mirror voted) if the Portfolio Manager determines that such action is in the best interest of the client. In making such a determination, the Portfolio Manager will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In consultation with the Chief Compliance Officer, the Portfolio Manager may also consider any special regulatory implications applicable to the client or the Portfolio Manager resulting from the exercise of a proxy.

     C. CONFLICTS OF INTEREST

   At times, conflicts may arise between the interest of the client, on the one hand, and the interest of the Adviser or its affiliates on the other hand. For example, a client may hold a defaulting bond whose issuer is negotiating financing with an affiliate of the Adviser. If the Portfolio Manager determines that the Adviser has, or may be perceived to have, a conflict of interest when voting a proxy, the Portfolio Manager will promptly refer the determination to a proxy committee, consisting of the Chief Investment Officer, the President and the Chief Compliance Officer (the "Proxy Committee").

o If the Proxy Committee determines that no true conflict is present, the Proxy Committee will instruct the Portfolio Manager to vote in accordance with the policies and procedures in A and B above.

o If the Proxy Committee determines that a conflict is present, it will make a case-by-case determination of the voting action that is in the best interest of the client, and

 o if such vote would be against the Adviser's own interest in the matter (I.E., against the perceived or actual conflict), the Proxy Committee will instruct the Portfolio Manager to vote in accordance with such determination. and

 o If such vote would be in a way that may also benefit, or be perceived to benefit, the Adviser's own interest, then the Proxy Committee must take action in accordance with any applicable provisions in the Adviser's agreement with the client or the governing documents of the client, or, in the absence of such provisions, as recommended by Institutional Shareholders Services Inc. or another independent professional proxy advisory firm as determined by the Proxy Committee.


The Proxy Committee will memorialize its determinations, instructions and other actions and the rationale therefor in writing;

     D. PROCEDURES FOR PROXIES

   The Portfolio Manager will be responsible for determining whether each proxy is for a routine or non-routine or other, as described in B. above. All such proxies will be voted by the Portfolio Manager in accordance with the policies described in A. and B. above, unless the Portfolio Manager determines that the Adviser has, or may be perceived to have a conflict. If the Portfolio Manager determines that the Adviser has, or may be perceived to have a conflict, such proxies will be voted by the Portfolio Manager in accordance with the policies described in C. above.

 The Portfolio Manager is responsible for the actual execution and submitting of proxies to the relevant portfolio company in a timely manner. The Chief Compliance Officer will update the Client's proxy voting record accordingly. The Chief Compliance Officer is responsible for periodically testing compliance with these policies.

     E. AVAILABILITY OF PROXY VOTING RECORD AND POLICY

Records relating to Proxy Voting will be maintained as described in the Adviser's Compliance Manual.

                      STATEMENT OF ADDITIONAL INFORMATION

                        HAMLIN HIGH DIVIDEND EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: HHDFX)
                         (INVESTOR CLASS SHARES: HHDVX)

                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MAY 1, 2014


                              INVESTMENT ADVISER:
                         HAMLIN CAPITAL MANAGEMENT, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Hamlin High Dividend Equity Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated May 1, 2014 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The financial statements with respect to the Fund for the fiscal year ended December 31, 2013, including notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2013 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be a part of this SAI. A copy of the Fund's 2013 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Fund at 1-855-HHD-FUND.

                               TABLE OF CONTENTS


THE TRUST ............................................................. S-1
DESCRIPTION OF PERMITTED INVESTMENTS .................................. S-1
INVESTMENT LIMITATIONS ................................................ S-20
THE ADVISER ........................................................... S-22
THE PORTFOLIO MANAGERS ................................................ S-22
THE ADMINISTRATOR ..................................................... S-23
THE DISTRIBUTOR ....................................................... S-24
SHAREHOLDER SERVICES .................................................. S-25
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................. S-25
THE TRANSFER AGENT .................................................... S-26
THE CUSTODIAN ......................................................... S-26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......................... S-26
LEGAL COUNSEL ......................................................... S-26
TRUSTEES AND OFFICERS OF THE TRUST .................................... S-26
PURCHASING AND REDEEMING SHARES ....................................... S-37
DETERMINATION OF NET ASSET VALUE ...................................... S-37
TAXES ................................................................. S-38
FUND TRANSACTIONS ..................................................... S-44
PORTFOLIO HOLDINGS .................................................... S-46
DESCRIPTION OF SHARES ................................................. S-47
SHAREHOLDER LIABILITY ................................................. S-47
LIMITATION OF TRUSTEES' LIABILITY ..................................... S-47
PROXY VOTING .......................................................... S-48
CODES OF ETHICS ....................................................... S-48
5% AND 25% SHAREHOLDERS ............................................... S-48
APPENDIX A -- DESCRIPTION OF RATINGS .................................. A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .................... B-1


May 1, 2014                                                      HCM-SX-001-0300

THE TRUST

GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and as amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Investor Class and Institutional Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses and shareholder servicing, see "The Distributor" and "Shareholder Services" sections in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus.

The following are descriptions of the permitted investments and investment practices of the Fund. The Fund may invest

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in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.

ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In

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addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to real estate investment trusts. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)") and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.
     S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund

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     could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration,

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development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse

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political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also the indirect similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


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INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;


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     o    Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of

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the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U. S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations,

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preventing mandatory triggering of receivership.  On December 24, 2009, the
U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of bills, notes and bonds issued by the U. S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U. S. government obligations that are issued by banks or brokerage firms and are created by depositing U. S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.
     S. Treasury. Receipts are sold as zero coupon securities.

o U. S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U. S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U. S. government are supported by the full faith and credit of the U. S. Treasury, others are supported by the right of the issuer to borrow from the U. S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U. S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. The Fund will not invest more than 33 1/3% of its assets in reverse repurchase agreements.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. An option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, and interest rates. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

LACK OF LIQUIDITY - Before an option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Fund intends to purchase options only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and/or

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED--DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

3. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4. The Fund will not purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

5. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without 60 days' prior written notice to shareholders.

Complying with the fundamental and non-fundamental policies, as well as other investment limitations imposed by federal securities and tax laws, may restrict the Adviser's ability to fully implement its desired investment strategy for the Fund and may adversely affect the Fund's performance relative to accounts not subject to such limitations.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

GENERAL. Hamlin Capital Management, LLC, a Delaware limited liability company formed in 2001, located at 640 Fifth Avenue, 6th Floor, New York, NY 10019, is a 100% employee-owned professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of March 31, 2014, the Adviser had approximately $2.86 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated February 20, 2012 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund's net operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.00% of the Fund's Institutional Class and Investor Class Shares' average daily net assets until April 30, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place.

For the fiscal years ended December 31, 2012 and 2013, the Fund paid the Adviser the following advisory fees:

---------------------------------------------------------------------------------------------------------------
FUND                                  CONTRACTUAL FEES PAID      FEES WAIVED BY THE      TOTAL FEES PAID TO
                                                                      ADVISER            THE ADVISER (AFTER
                                                                                              WAIVERS)
                                      -------------------------------------------------------------------------
                                      2012(1)          2013      2012(1)       2013      2012(1)       2013
---------------------------------------------------------------------------------------------------------------
Hamlin High Dividend                  $173,941      $1,376,571   $173,941    $426,797     $0(2)      $949,774
Equity Fund
---------------------------------------------------------------------------------------------------------------

(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

(2) For the fiscal year ended December 31, 2012, the Adviser additionally reimbursed fees of $116,801 to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of a base salary and a discretionary bonus. The discretionary cash bonus is awarded by the firm's managing partner and is determined by overall firm profitability, portfolio performance, the portfolio manager's contribution to employee development and retention, and the portfolio manager's adherence to the Adviser's code of conduct.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
Charles S. Garland                                   $500,001 - $1,000,000
--------------------------------------------------------------------------------
Christopher M. D'Agnes                                $100,001 - $500,000
--------------------------------------------------------------------------------

(1) Valuation date is December 31, 2013.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that none of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2013.


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Charles S.
Garland           0                    $0                  1                   $12                  741                 $1,361
------------------------------------------------------------------------------------------------------------------------------------
Christopher M.
D'Agnes           0                    $0                  1                    $12                 741                 $1,361
------------------------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, accounts in which a related person or affiliate of the Adviser has a financial interest may participate in aggregated transactions with the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are made in the fairest way possible taking into account the clients' best interests. The Adviser follows procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. The Adviser's trade allocation policy provides that client accounts for which orders are aggregated receive the average price of such transaction. Securities purchased or sold in an aggregated transaction are allocated by percentage weighting, when possible, to the participating client accounts in proportion to the size of the order placed for each account.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
AVERAGE ANNUAL ASSETS)                         FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
            0.12%                                   First $500 million
--------------------------------------------------------------------------------
            0.10%                                   Next $500 million
--------------------------------------------------------------------------------
            0.08%                                   Over $1 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 through March 30, 2015, after which the minimum will increase to $130,000. For each additional class of shares of the Fund established after the initial one (1) class of shares, the minimum annual fee will be increased by $15,000. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended December 31, 2012 and 2013, the Fund paid the following administration fees:

--------------------------------------------------------------------------------
FUND                                            ADMINISTRATION FEES PAID
                                                --------------------------------
                                                2012(1)           2013
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund                $75,616         $165,881
--------------------------------------------------------------------------------
(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal years ended December 31, 2012 and 2013, the Fund paid the Distributor the following fees pursuant to the
Plan:


-------------------------------------------------------------------------------------------------------------------
                                                            12B-1 FEES PAID            12B-1 FEES RETAINED BY
FUND                                  SHARE CLASS                                         THE DISTRIBUTOR
                                                          ---------------------------------------------------------
                                                          2012(1)        2013           2012(1)          2013
-------------------------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund      Investor Class      $7,214       $33,182           $391           $1,267
-------------------------------------------------------------------------------------------------------------------


(1) Represents the period between March 30, 2012 (commencement of Fund operations) and December 31, 2012.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



                                             S-29


------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            The Advisors' Inner Circle Fund III,
                                                      Lewis & Bockius LLP           Bishop Street Funds, SEI Daily Income Trust,
                                                      (law firm) from  1976         SEI Institutional International Trust, SEI
                                                      to 2003. Counsel to the       Institutional Investments Trust, SEI
                                                      Trust, SEI Investments,        Institutional Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global       Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------


                                        S-30




------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------

                                        S-31



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships:   Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the

     Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty (60) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                      FUND SHARES (FUND)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                        None                                None
------------------------------------------------------------------------------------------
     Nesher                       None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                         None                                None
------------------------------------------------------------------------------------------
     Grause                       None                                None
------------------------------------------------------------------------------------------
     Johnson                      None                           Over $100,000
------------------------------------------------------------------------------------------
     Krikorian                    None                                None
------------------------------------------------------------------------------------------
     Speca                        None                                None
------------------------------------------------------------------------------------------
     Sullivan                     None                                None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and Chief        Chief Accounting Officer and Chief Compliance Officer
(Born: 1962)         Financial Officer (since 2014)         of SEI Investment Manager Services since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                           Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II,
                                                            The Advisors' Inner Circle Fund III,
                                                            Bishop Street Funds, SEI Institutional Managed
                                                            Trust, SEI Asset Allocation Trust, SEI Institutional
                                                            International Trust, SEI Institutional Investments
                                                            Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                            Trust, SEI Tax Exempt Trust, Adviser Managed
                                                            Trust, New Covenant Funds, SEI Insurance
                                                            Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P.
                                                            until 2010. Director of Investment Product
                                                            Management and Development, SEI Investments,
                                                            since February 2003; Senior Investment Analyst --
                                                            Equity Team, SEI Investments, from March 2000
                                                            to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-
(Born: 1978)         Secretary (since 2013)                 present). Associate Counsel and Compliance
                                                            Officer, The Glenmede Trust Company, N.A.
                                                            (2011-2012). Associate, Drinker Biddle & Reath
                                                            LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary (since 2012)                 General Counsel, SEI Investments Distribution
                                                            Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI Private
                     AML Officer                            Trust Company, September 2010 -- May 2011.
                     (since 2013)                           Private Banking Client Service Professional of SEI
                                                            Private Banking and Trust, September 2008 --
                                                            September 2010.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How the Fund Calculates NAV." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Although the Fund intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund intends to invest in certain royalty trusts. The taxation of a royalty trust for U.S. tax purposes depends on the particular structure used by such trust and may be different from trust to trust. For example, some royalty trusts are taxable for U.S. tax purposes as grantor trusts and generally do not generate qualifying income for a RIC, whereas others are taxable as corporations for U.S. tax purposes and may generate qualifying income. The Fund will monitor its investment in such royalty trusts in order to ensure compliance with the Qualifying Income and Asset Tests.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

During the fiscal years ended December 31, 2012 and 2013, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
FUND                                                           PAID
----------------------------------------------------------------------------------------------------
                                                2012(1)                    2013
----------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund               $92,650                   $411,969
----------------------------------------------------------------------------------------------------


(1) Represents the period between March 30, 2012 (commencement of Fund operations) and December 31, 2012.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

During the fiscal year ended December 31, 2013, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------------------------------------------------------
FUND                                  TOTAL DOLLAR AMOUNT OF         TOTAL DOLLAR AMOUNT OF
                                      BROKERAGE COMMISSIONS FOR      TRANSACTIONS INVOLVING
                                      RESEARCH SERVICES              BROKERAGE COMMISSIONS FOR
                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund          $31,702.72                     $21,642,321.40
--------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from March 30, 2012 (commencement of Fund operations) to December 31, 2012 and the fiscal year ended December 31, 2013, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended December 31, 2013, the Fund did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended December 31, 2012 and 2013, the Fund's portfolio turnover was as follows:

--------------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                     2012(1)                         2013
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund      32%                             35%
--------------------------------------------------------------------------------

(1) Represents the period from March 30, 2012 (commencement of Fund operations) to December 31, 2012.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Fund will post its top ten holdings within 30 days of the end of each calendar quarter on the internet at http://www.hamlincm.com/mutualfund.

The Fund's policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

The Adviser manages other accounts such as separately managed accounts, pooled investment vehicles, and pension plans sponsored by companies or government entities. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and are not subject to the Fund's portfolio holdings disclosure policies. In addition, the Fund is included as part of the Adviser's Equity Only Composite and the Fund is managed similarly to that of the composite. The Adviser provides its composite information to consultant databases, which occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific composite level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to the composite performance.

In addition to the Fund's service providers, the Adviser's service providers, such as independent pricing services, proxy voting service providers, computer systems service providers, counsel, accountants/auditors, regulatory consultants and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of the Trust, Adviser and Distributor Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of April 7, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning, of record or beneficially, more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
HAMLIN HIGH DIVIDEND EQUITY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                   NUMBER OF SHARES CLASS OF SHARES % OF CLASS
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC    832,871.7990     Investor        65.96 %
ATTN: MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD FL 5           2,084,223.9260   Institutional   18.36 %
JERSEY CITY, NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC            68,713.5380      Investor        5.44 %
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS                  5,496,283.4900   Institutional   48.41 %
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY LLC    778,508.8320     Institutional   6.86 %
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY, NJ 07311
--------------------------------------------------------------------------------
MITRA & CO FBO VA                  651,146.8190     Institutional    5.73 %
C/O BMO HARRIS BANK NA, ATTN: MF
11270 WEST PARK PLACE STE 400
MILWAUKEE, WI 53224-3638
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

HAMLIN'S PROXY VOTING POLICIES AND PROCEDURES

GOVERNING STANDARDS

Hamlin has adopted written proxy voting policies and guidelines (" the Policy") as required under Rule 206(4)-6 (the "Rule") of the Investment Advisers Act of 1940 ("Advisers Act"). The policy covers Hamlin's separately managed accounts, the Private Funds and Hamlin's Mutual Fund. In addition to covering the voting of equity securities, the Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Policy, which has been designed to ensure that Hamlin votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Hamlin and its advisory affiliates(1) when voting proxies.

POLICY

The Policy applies to those client accounts that contain voting securities and for which Hamlin has authority to vote client proxies. When voting proxies for client accounts, Hamlin's primary objective is to make voting decisions solely in the best interest of clients for which it manages assets. With respect to the voting of proxies relating to equity securities, Hamlin has selected an unaffiliated third party proxy research and voting service ("Proxy Voting Service") to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Hamlin as to how to vote on each proposal based on the Proxy Voting Service's research of the individual facts and circumstances and the Proxy Voting Service's application of its research findings to a set of guidelines, the Glass Lewis' United States Policy Guidelines, by highlighting the key policies applied to companies listed in the United States. These guidelines have been approved by Hamlin, and though Hamlin intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Hamlin may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Hamlin may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, Hamlin's Fixed Income Team is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Fixed Income Team researches the financial implications of the proxy proposal and makes voting recommendations specific for each client that holds the related fixed income security. Hamlin considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

----------
(1) A firm's advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions);
     2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

Hamlin may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual's account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Hamlin otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Hamlin nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Hamlin is aware of a material vote on behalf of the mutual fund and Hamlin has the ability to call back loans and is aware of the securities on loan by the custodian, Hamlin may call back the loan and vote the proxy if time permits.

Hamlin will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client's account documentation related to exception voting. In fulfilling its obligations to clients, Hamlin will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

CLASS ACTIONS

Hamlin will not take any formal action or render any formal advice with respect to any securities in separate client accounts which are named in or subject to class action lawsuits. Hamlin will, however, forward to client any information received or maintained by Hamlin regarding class action legal matters involving any security held in the account.

If class action documents are received by Hamlin for the Mutual Fund, Hamlin will notify the Fund's CCO and forward it to the Fund's Administrator, to enable the Fund to determine whether it should file the class action at their discretion. Hamlin will not file class actions on behalf of the Fund but may assist in providing records. In the event that Hamlin is to be a lead or co-lead plaintiff in class action, or intends to bring suit against an issuer, it will notify the Fund's CCO prior to making any public filings of suit or announce that it is a lead or co-lead plaintiff in a class action.

HAMLIN WILL MAKE ALL DECISIONS PERTAINING TO CLASS ACTIONS ON BEHALF OF THE PRIVATE FUNDS IT MANAGES.

CONFLICTS OF INTEREST PROCEDURES

For voting of equity securities, Hamlin believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Hamlin will vote in accordance with the voting recommendation provided by the third-party research provider. In the event that Hamlin wishes to vote against the independent voting recommendation, Hamlin requires CCO approval prior to a vote being cast.

For voting of fixed income securities, Hamlin believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Hamlin is limited. However, there may be a potential for a conflict of interest which Hamlin or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the Fixed Income Trader must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO may convene a committee to determine whether a conflict of interest is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable.

The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting.

VOTING GUIDELINES --EQUITY

For accounts that invest in equity securities, Hamlin has approved the Glass Lewis' U.S. Guidelines. These guidelines are intended to provide a general overview of Glass Lewis' United States Policy Guidelines by highlighting the key policies that Glass Lewis applies to companies listed in the United States. However, Glass Lewis' analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. For a list of the voting guidelines please visit:

http://www.glasslewis.com/issuer/guidelines/

Clients that are Union Taft-Hartley clients may upon written request have Hamlin vote their accounts in accordance with the Proxy Voting Service's Taft-Hartley Proxy Voting Guidelines, which are generally developed with a worker-owner view of long-term corporate value. A copy of the guidelines is available upon request.

VOTING GUIDELINES --FIXED INCOME

Hamlin exercises voting and consent rights directly with respect to debt securities held by a client account. Hamlin considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, Hamlin reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Hamlin may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

Amendment

Hamlin may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Hamlin management.

Hamlin will supervise and periodically review its proxy voting activities and the implementation of the Policy. All reports and any other information filed with Hamlin pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Hamlin's management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Hamlin's proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act. If you require additional information on this policy or on how proxies were votes, please contact the Chief Compliance Officer at (212) 752-8777.

                                                               GLASS LEWIS & CO

PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

                                                                      INVESTMENT

                                                                  MANAGER POLICY

                                AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

   For more information about Glass Lewis' policies or our approach to proxy analysis, please visit WWW.GLASSLEWIS.COM or contact our Chief Policy Officer,
                      Robert McCormick at (415) 678-4228.

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. The guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company's activities or operations with environmental. Further, the Glass Lewis' Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

SAN FRANCISCO
HEADQUARTERS

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300 San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292
800 Fax: +353 61 292 899

                                                                GLASS LEWIS & CO

PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

                                                             TAFT-HARTLEY POLICY

                                AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

   For more information about Glass Lewis' policies or our approach to proxy analysis, please visit WWW.GLASSLEWIS.COM or contact our Chief Policy Officer,
                      Robert McCormick at (415) 678-4228.

                     COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of its Taft-Hartley clients relevant to the unique fiduciary responsibility of Taft-Hartley investors. These guidelines are fully compliant with the fiduciary voting responsibilities of the Taft-Hartley Labor Act as well the fiduciary duty imposed by ERISA requiring a plan sponsor to protect a labor funds' assets. The guidelines are consistent with the both AFL-CIO guidelines and its annual Key Vote Survey. In addition to the standard extensive review of the financial and corporate governance issues implicated in voting proxies at portfolio companies, the guidelines include careful review of companies' labor practices including compliance with EEOC, company treatment of union members and union members' job site safety.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

These guidelines complement the standard level of analysis Glass Lewis conducts of directors and their performance by reviewing company's employment practices in evaluating director performance to determine whether to support various shareholder proposals. Consistent with this evaluation, the guidelines supports proposals relating to regulatory compliance with environmental laws, workplace health and safety laws, nondiscrimination laws, or international labor standards. In addition, under the Taft-Hartley guidelines, Glass Lewis supports shareholder proposals calling for more diverse board membership.

EXECUTIVE COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis Taft-Hartley guidelines, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to labor and employment practices as well as other issues relevant to good executive compensation practices such as maintaining internal pay equity.

The Glass Lewis Taft-Hartley Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Taft-Hartley Guidelines will support annual advisory compensation votes.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction's likelihood of maximizing shareholder return. Unlike the general Glass Lewis guidelines, the Taft-Hartley guidelines will support shareholder proposals seeking the company to consider effects of the transaction on the company's stakeholders.

SHAREHOLDER PROPOSALS

COMPENSATION

The Taft-Hartley guidelines will support shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins and to clawback unearned bonuses. The Taft-Hartley guidelines generally supports proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

The Taft-Hartley guidelines will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The2 Taft-Hartley guidelines will also support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards.

SHAREHOLDER RIGHTS

Similar to Glass Lewis' general guidelines, the Glass Lewis Taft-Hartley guidelines supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis Taft-Hartley guidelines will support initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption of proxy access, elimination in/ reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights' plans to a shareholder vote and the principle of one share, one vote. The Taft-Hartley guidelines will support proposals seeking to repeal exclusive forum provisions to ensure shareholders are not limited in the selection of forum for legal action.

ENVIRONMENT

Glass Lewis' Taft-Hartley guidelines generally supports proposals regarding the environment, in particular those seeking improved sustainability reporting and disclosure about company practices which impact the environment. Glass Lewis' Taft-Hartley guidelines supports increased disclosure of a company's environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES. Similarly, Glass Lewis' Taft-Hartley guidelines supports proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company's environmental impact.

Under the Glass Lewis' Taft-Hartley guidelines, we carefully examine each proposal's merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

The Glass Lewis Taft-Hartley guidelines will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis Taft-Hartley guidelines support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis Taft-Hartley guidelines carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis Taft-Hartley guidelines support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

Glass Lewis' Taft-Hartley guidelines evaluate a company's impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis Taft-Hartley guidelines will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

LABOR/HUMAN RIGHTS

Glass Lewis' Taft-Hartley guidelines generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis Taft-Hartley guidelines will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers' rights and human rights in general. In addition, Glass Lewis' Taft-Hartley guidelines supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis Taft-Hartley guidelines will support proposals requesting independent verification of a company's contractors' compliance with labor and human rights standards. In addition, the Glass Lewis Taft-Hartley guidelines support the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

Glass Lewis' Taft-Hartley guidelines provides for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the Glass Lewis Taft-Hartley guidelines, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, we will consider voting against directors considering the severity of the violations and the outcome of the claims.

HEALTH/SAFETY

Glass Lewis' Taft-Hartley guidelines generally support proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis' Taft-Hartley guidelines supports proposals calling for the labeling of the use of genetically modified organisms ("GMO"), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis' Taft-Hartley guidelines also supports proposals seeking a report on a company's drug reimportation guidelines, as well as on a company's ethical responsibility as it relates to drug distribution and manufacture.

BUSINESS ETHICS

Glass Lewis' Taft-Hartley guidelines generally supports proposals seeking to increase disclosure of a company's business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis Taft-Hartley guidelines supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis Taft-Hartley guidelines supports reporting and reviewing a company's political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

SAN FRANCISCO
HEADQUARTERS

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300 San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292
800 Fax: +353 61 292 899

                      STATEMENT OF ADDITIONAL INFORMATION

                         HARVEST FUNDS CHINA ALL ASSETS
                      (INSTITUTIONAL CLASS SHARES: HXAIX)
                            (CLASS A SHARES: HXAAX)

                        HARVEST FUNDS INTERMEDIATE BOND
                      (INSTITUTIONAL CLASS SHARES: HXIIX)
                            (CLASS A SHARES: HXIAX)


               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                  MAY 1, 2014


                              INVESTMENT ADVISER:
                       HARVEST GLOBAL INVESTMENTS LIMITED


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Harvest Funds China All Assets and the Harvest Funds Intermediate Bond (each, a "Fund" and collectively, the "Funds"). The Harvest Funds China All Assets is currently not available for purchase. This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated May 1, 2014. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the Harvest Funds Intermediate Bond, including the notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the 2013 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. Shareholders may obtain a copy of the Funds' prospectus or Annual Report free of charge by writing to the Funds at P.O. Box 219009, Kansas City, MO 64121 or by calling the Funds toll-free at 1-855-573-6994.

                               TABLE OF CONTENTS

THE TRUST ................................................................   S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ..........   S-2
DESCRIPTION OF PERMITTED INVESTMENTS .....................................   S-2
INVESTMENT LIMITATIONS ...................................................  S-36
THE ADVISER ..............................................................  S-38
PORTFOLIO MANAGERS .......................................................  S-39
THE ADMINISTRATOR ........................................................  S-40
THE DISTRIBUTOR ..........................................................  S-41
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-42
THE TRANSFER AGENT .......................................................  S-43
THE CUSTODIAN ............................................................  S-43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-43
LEGAL COUNSEL ............................................................  S-43
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-43
PURCHASING AND REDEEMING SHARES ..........................................  S-54
DETERMINATION OF NET ASSET VALUE .........................................  S-55
TAXES ....................................................................  S-56
FUND TRANSACTIONS ........................................................  S-64
PORTFOLIO HOLDINGS .......................................................  S-66
DESCRIPTION OF SHARES ....................................................  S-68
SHAREHOLDER LIABILITY ....................................................  S-68
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-68
PROXY VOTING .............................................................  S-68
CODES OF ETHICS ..........................................................  S-69
5% AND 25% SHAREHOLDERS ..................................................  S-69
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1


May 1, 2014                                                      HGI-SX-001-0200

THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated as of February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Class A Shares. The different classes provide for variations in sales charges, certain distribution expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments" section in this SAI.

DESCRIPTION OF PERMITTED INVESTMENTS


The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information about Investment Objectives and Policies" section and the associated risk factors. A Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and each Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS -- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS -- A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES -- Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


U.S. GOVERNMENT SECURITIES - Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S.

government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.


CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Each Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services, Inc. ("Moody's") at the time of investment or which are of equivalent quality as determined by each Fund's investment managers.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in each Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

Each Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which Each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC-- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs is not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs is heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and each Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

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CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A --Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES -- Certain Funds may invest in exchange-traded notes ("ETNs"). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.


TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, it believe appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing.

Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

RISKS OF INVESTING IN CHINA AND HONG KONG

In addition to the aforementioned risks of investing in emerging markets, investing in securities listed and traded in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies, securities or currency markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia's other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer;
(xv) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in China may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of Renminbi, and the value of securities designed to provide exposure to Renminbi, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Major remaining barriers to foreign investment include opaque and inconsistently enforced laws and regulations and the lack of a rules-based legal infrastructure. These and other factors may decrease the value and liquidity of the Funds' investments, and therefore the value and liquidity of an investment in the Funds. These and other factors could have a negative impact on the Funds' performance.

The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the Funds' portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Only recently has China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China's primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. However, there is no guarantee that China will continue to honor Hong Kong's autonomy, and China may change its policies regarding Hong Kong at any time. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. An investment in a Fund involves risk of a total loss.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretation of the SEC and its staff.


As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Funds must either operate within certain guidelines and restrictions with respect to the Funds' use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.


TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets --during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


o    CREDIT DEFAULT SWAPS

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation or make a cash payment equal to the difference between the product of the full notional value and the difference of 100% less a reference price determined through an auction of the defaulted securities. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to a Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value or receive a cash payment equal to the difference between the product of the full notional value and the difference of 100% less a reference price determined through an auction of the defaulted securities of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to a Fund purchasing the credit protection.

CAPS, COLLARS AND FLOORS -- Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES -- A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Each Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness.

Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK -- If each Fund's investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on each Fund's investment managers' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on each Fund's investment managers' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by each Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, each Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.


Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Further,


7. The Harvest Funds China All Assets may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in securities of issuers whose activities are related to the economic development and growth of the People's Republic of China and Hong Kong without 60 days' prior written notice to shareholders.

8. The Harvest Funds Intermediate Bond may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of fixed income securities without 60 days' prior written notice to shareholders.


Except with respect to the Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the

Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER


Harvest Global Investments Limited ("Harvest" or the "Adviser"), a Hong Kong corporation formed in 2008, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis.

The Adviser is a wholly owned subsidiary of Harvest Fund Management Co., Ltd ("HFM"), an investment firm headquartered in Beijing, China. The owners of HFM are China Credit Trust Co. Ltd., a China-based financial services firm, Lixin Investment Co., Ltd., China-based, private investment firm, and Deutsche Asset Management, a global asset management firm. As of March 31, 2014, the Adviser had approximately $6.38 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder or its reckless disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Harvest Funds China All Assets and the Harvest Funds Intermediate Bond pay the Adviser a fee calculated at an annual rate of 1.25% and 0.75%, respectively, of each Fund's average daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until April 30, 2015. The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund's expense cap, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed below for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

--------------------------------------------------------------------------------
FUND                                   EXPENSE
                                     LIMITATIONS                EXPENSE
                                   (INSTITUTIONAL            LIMITATIONS
                                    CLASS SHARES)         (CLASS A SHARES)
--------------------------------------------------------------------------------
Harvest Funds China All Assets         1.35%                   1.60%
--------------------------------------------------------------------------------
Harvest Funds Intermediate Bond        0.88%                   1.13%
--------------------------------------------------------------------------------


For the fiscal year ended December 31, 2013, the Funds paid the following in advisory fees:



----------------------------------------------------------------------------------
                    CONTRACTUAL ADVISORY     FEES WAIVED BY     TOTAL FEES PAID TO
                          FEES PAID           THE ADVISER         THE ADVISER(1)
----------------------------------------------------------------------------------
Harvest Funds China
All Assets                  N/A(2)               N/A(2)              N/A(2)
----------------------------------------------------------------------------------
Harvest Funds
Intermediate Bond        $73,361(3)            $73,361(3)            $0(3)
----------------------------------------------------------------------------------



(1) For the fiscal year ended December 31, 2013, the Adviser additionally reimbursed fees of $284,817 for the Harvest Funds Intermediate Bond to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

(2)  Not in operation during the period.

(3) Represents the period from February 27, 2013 (commencement of Fund operations) to December 31, 2013.


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser compensates each Fund's portfolio managers for their management of the Funds. The Adviser pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the manager's specific Fund(s) and other accounts managed by the portfolio manager.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Harvest Funds Intermediate Bond as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                   DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
Thomas Kwan                                         None
--------------------------------------------------------------------------------
Jiang Yiqian                                        None
--------------------------------------------------------------------------------
Wonnie Chu                                          None
--------------------------------------------------------------------------------
June Chua                                           None
--------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2013.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-today management of certain other accounts, as listed below. The information below is provided as of December 31, 2013.




-------------------------------------------------------------------------------------------------
                 REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES                  VEHICLES                OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------
               NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
NAME           ACCOUNTS   (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS     (IN MILLIONS)
-------------------------------------------------------------------------------------------------
Thomas Kwan       5         $2,782           1            $58            1             $0.37
-------------------------------------------------------------------------------------------------
Jiang Yiqian      4(1)       $886            0            $0             4              $292
-------------------------------------------------------------------------------------------------
Wonnie Chu        5         $2,782           1            $58            1             $0.37
-------------------------------------------------------------------------------------------------
June Chua         1           $75            0            $0             2              $268
-------------------------------------------------------------------------------------------------



(1) Includes 1 account with assets under management of $360.93 million that is subject to a performance-based advisory fee.


CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a Fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which calculated daily and paid monthly, at an annual rate that is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
     AVERAGE ANNUAL ASSETS)                 FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
            0.11%                                  First $500 million
--------------------------------------------------------------------------------
            0.10%                             $500 million - $1 billion
--------------------------------------------------------------------------------
            0.09%                                   Over $1 billion
--------------------------------------------------------------------------------

The foregoing fees are subject to a minimum annual fee of $110,000 per Fund plus an additional $15,000 for each additional class of shares of a Fund established after the initial one (1) class of shares per Fund. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

For the fiscal year ended December 31, 2013, the Funds paid the following administration fees:



-------------------------------------------------------------------------------------
FUND                                 CONTRACTUAL     FEES WAIVED BY   TOTAL FEES PAID
                                   ADMINISTRATION    ADMINISTRATOR    (AFTER WAIVERS)
                                      FEES PAID
                                   --------------------------------------------------
                                        2013             2013              2013
-------------------------------------------------------------------------------------
Harvest Funds China All Assets         N/A(1)           N/A(1)            N/A(1)
-------------------------------------------------------------------------------------
Harvest Funds Intermediate Bond     $106,371(2)         $0(2)          $106,371(2)
-------------------------------------------------------------------------------------



(1)  Not in operation during the period.

(2) Represents the period from February 27, 2013 (commencement of Fund operations) to December 31, 2013.


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN.The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


For the fiscal year ended December 31, 2013, the Funds paid the Distributor the following fees pursuant to the Plan.

--------------------------------------------------------------------------------
                                                  12B-1 FEES RETAINED
                           12B-1 FEES PAID        BY THE DISTRIBUTOR
                     -----------------------------------------------------------
FUND                            2013                       2013
--------------------------------------------------------------------------------
Harvest Funds
China All Assets               N/A(1)                     N/A(1)
--------------------------------------------------------------------------------
Harvest Funds                  $24(2)                     $24(2)
Intermediate Bond
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 27, 2013 (commencement of Fund operations) to December 31, 2013.


DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Class A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

------------------------------------------------------------------------------------------------
FUND                LESS THAN     $50,000 BUT   $100,000    $250,000    $500,000      $1,000,000
                    $50,000       LESS THAN     BUT LESS    BUT LESS    BUT LESS      AND OVER(1)
                                  $100,000      THAN        THAN        THAN
                                                $250,000    $500,000    $1,000,000
------------------------------------------------------------------------------------------------
Harvest Funds       5.50%         4.50%         3.50%        2.50%      2.00%         None
China All Assets
------------------------------------------------------------------------------------------------
Harvest Funds       4.25%         3.75%         3.00%        2.25%      1.00%         None
Intermediate Bond
------------------------------------------------------------------------------------------------


(1) The Distributor may pay dealers up to 1% on investments of $1,000,000 or more on Class A Shares.


PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive payments from the own resources of the Adviser and/or its affiliates as incentives to market the Funds, to cooperate with the promotional efforts of the Funds, and/or in recognition of their marketing, administrative services, and/or processing support. Such services include, but are not limited to: process and mail trade confirmations to clients; process and mail monthly client statements for fund shareholders; capture, process and mail tax data to fund shareholders; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

Marketing support and/or administrative services payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments out of their own resources to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. From time to time, out of the own resources of the Adviser and/or its affiliates, additional payments may be made to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Citibank N.A., 388 Greenwich Street, New York, New York 10013 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, Pennsylvania 19103-7042, serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.


The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.


From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            The Advisors' Inner Circle Fund III,
                                                      Lewis & Bockius LLP           Bishop Street Funds, SEI Daily Income Trust,
                                                      (law firm) from  1976         SEI Institutional International Trust, SEI
                                                      to 2003. Counsel to the       Institutional Investments Trust, SEI
                                                      Trust, SEI Investments,       Institutional Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Asset Korea Co.,
                                                                                    Ltd., SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships: Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------



(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.


The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.


The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.


The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.


In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non- audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty (60) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



--------------------------------------------------------------------------------------
                           DOLLAR RANGE OF          AGGREGATE DOLLAR RANGE OF SHARES
NAME                   FUND SHARES (FUND)(1)      (ALL FUNDS IN THE FUND COMPLEX)(1,2)
--------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------
  Doran                        None                              None
--------------------------------------------------------------------------------------
  Nesher                       None                              None
--------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------
  Darr                         None                              None
--------------------------------------------------------------------------------------
  Grause                       None                              None
--------------------------------------------------------------------------------------
  Johnson                      None                         Over $100,000
--------------------------------------------------------------------------------------
  Krikorian                    None                              None
--------------------------------------------------------------------------------------
  Speca                        None                              None
--------------------------------------------------------------------------------------
  Sullivan                     None                              None
--------------------------------------------------------------------------------------



(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.


----------------------------------------------------------------------------------------------------------
                                   PENSION OR
                                   RETIREMENT           ESTIMATED
                  AGGREGATE     BENEFITS ACCRUED     ANNUAL BENEFITS
                COMPENSATION     AS PART OF FUND           UPON             TOTAL COMPENSATION FROM THE
NAME           FROM THE TRUST        EXPENSES           RETIREMENT            TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
Doran                $0               N/A                  N/A            $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------
Nesher               $0               N/A                  N/A            $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
Darr              $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------
Grause            $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------
Johnson           $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------
Krikorian         $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------
Speca             $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------
Sullivan          $77,275             N/A                  N/A            $77,275 for service on one (1)
                                                                             board
----------------------------------------------------------------------------------------------------------



(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of officer for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI
Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------------------------------------------------------------------------------
NAME AND
YEAR OF BIRTH    POSITION WITH TRUST                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------
Michael          President                           Director of Client Service, SEI Investments
Beattie (Born:   (since 2011)                        Company, since 2004.
1965)
------------------------------------------------------------------------------------------------
James F. Volk    Treasurer, Controller and Chief     Chief Accounting Officer and Chief
(Born: 1962)     Financial Officer (since 2014)      Compliance Officer  of SEI Investment
                                                     Manager Services since 2004.
------------------------------------------------------------------------------------------------
Russell Emery    Chief Compliance Officer            Chief Compliance Officer of SEI
(Born: 1962)     (since 2006)                        Structured Credit Fund, LP since June
                                                     2007. Chief Compliance Officer of SEI
                                                     Alpha Strategy Portfolios, LP from June
                                                     2007 to September 2013. Chief Compliance
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
NAME AND
YEAR OF BIRTH    POSITION WITH TRUST                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------
                                                     Officer of The Advisors' Inner Circle Fund
                                                     II, The Advisors' Inner Circle Fund III,
                                                     Bishop Street Funds, SEI Institutional
                                                     Managed Trust, SEI Asset Allocation Trust,
                                                     SEI Institutional International Trust, SEI
                                                     Institutional Investments Trust, SEI Daily
                                                     Income Trust, SEI Liquid Asset Trust, SEI
                                                     Tax Exempt Trust, Adviser Managed Trust,
                                                     New Covenant Funds, SEI Insurance
                                                     Products Trust and The KP Funds. Chief
                                                     Compliance Officer of SEI Opportunity
                                                     Fund, L.P. until 2010. Director of
                                                     Investment Product Management and
                                                     Development, SEI Investments, since
                                                     February 2003; Senior Investment Analyst
                                                     -- Equity Team, SEI Investments, from
                                                     March 2000 to February 2003.
------------------------------------------------------------------------------------------------
Lisa Whittaker   Vice President and Assistant        Attorney, SEI Investments Company
(Born: 1978)     Secretary                           (2012-present). Associate Counsel and
                 (since 2013)                        Compliance Officer, The Glenmede Trust
                                                     Company, N.A. (2011-2012). Associate,
                                                     Drinker Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------
Dianne M.        Vice President and Secretary        Counsel at SEI Investments since 2010.
Descoteaux       (since 2011)                        Associate at Morgan, Lewis & Bockius
(Born: 1977)                                         LLP from 2006 to 2010.

------------------------------------------------------------------------------------------------
John Munch       Vice President and Assistant        Attorney, SEI Investments Company, since
(Born: 1971)     Secretary                           2001. General Counsel, SEI Investments
                 (since 2012)                        Distribution Co., since 2004.
------------------------------------------------------------------------------------------------
Edward           Privacy Officer                     Compliance Manager of SEI Investments
McCusker         (since 2013)                        Company, May 2011 -- April 2013. Project
(Born: 1983)                                         Manager and AML Operations Lead of SEI
                 AML Officer                         Private Trust Company, September 2010 --
                 (since 2013)                        May 2011. Private Banking Client Service
                                                     Professional of SEI Private Banking and
                                                     Trust, September 2008 -- September 2010.
------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") and Hong Kong Stock Exchange ("HKSE") are both open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Currently, the HKSE is closed for business when the following holidays are observed: the first day of January; the second day of Lunar New Year; the third day of Lunar New Year; the fourth day of Lunar New Year; Good Friday; Easter Monday; Ching Ming Festival; Labour Day; the Birthday of the Buddha; Tuen Ng Festival; Hong Kong Special Administrative Region Establishment Day; the day following the Chinese Mid-Autumn Festival; National Day; the day following Chung Yeung Festival; Christmas Day; and the first weekday after Christmas Day. Although the Trust expects this same holiday schedule to be observed in the future, the HKSE may modify its holiday schedule at any time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Each of the Funds has no current intention to allow purchases in-kind, but under certain circumstances they may allow investors to purchase shares by contributing securities in-kind to the Funds, provided that the securities used to purchase Fund shares are appropriate investments for the Funds, are consistent with the Funds' investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. The Funds will value the securities in accordance with its policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine their net asset value per share of a Fund or Funds (the "NAV") on the day that the securities are contributed to the Funds in-kind.
The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.


DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Funds' pricing cycle.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is not expected that the Harvest Funds Intermediate Bond Fund will generate qualified dividend income because it mainly invests in fixed income securities.

A dividend will not be treated as qualified dividend income to the extent that:
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).


NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.


A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from its retirement account.
 Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal year ended December 31, 2013, the Funds paid the following aggregate brokerage commissions on portfolio transactions:


--------------------------------------------------------------------------------
                                             AGGREGATE DOLLAR AMOUNT OF
FUND                                      BROKERAGE COMMISSIONS PAID 2013
--------------------------------------------------------------------------------
Harvest Funds China All Assets                        N/A(1)
--------------------------------------------------------------------------------
Harvest Funds Intermediate Bond                     $3,459(2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 27, 2013 (commencement of Fund operations) to December 31, 2013.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal year ended December 31, 2013, the Funds did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. During the fiscal year ended December 31, 2013, the Funds did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal year ended December 31, 2013, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                  PORTFOLIO TURNOVER
                                                       RATE 2013
--------------------------------------------------------------------------------
Harvest Funds China All Assets                          N/A(1)
--------------------------------------------------------------------------------
Harvest Funds Intermediate Bond                        372%(2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 27, 2013 (commencement of Fund operations) to December 31, 2013.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders and are available, free of charge, on the Fund's website at www.harvestfunds-us.com. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-855-573-6994.

Each Fund generally publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, 10 days after the end of the month. The portfolio information described above can be found on the internet at www.harvestfunds-us.com. This portfolio holdings information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Each Fund may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.


In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.


The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC's website at http://www.sec.gov.


CODES OF ETHICS


The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS


As of April 7, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Harvest Funds Intermediate Bond. Any shareholder listed below as owning, of record or beneficially, more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. The Trust believes that most of the shares referred to below were held by the persons listed below in account for their fiduciary, agency or custodial customers. Because the Harvest Funds China All Assets has not commenced operations as of the date of this SAI, it does not have any beneficial owners to report.

--------------------------------------------------------------------------------
HARVEST FUNDS INTERMEDIATE BOND
--------------------------------------------------------------------------------
NAME AND ADDRESS                                 NUMBER OF SHARES    % OF FUND
--------------------------------------------------------------------------------
ICBC International Strategic Investment Ltd.      1,000,000.0000      45.08%
Level 18 Three Pacific Place
1 Queen's Road East
Hong Kong
--------------------------------------------------------------------------------
National Financial Services LLC                    987,789.4330       44.53%
For the Exclusive Benefit of our Customers
499 Washington Boulevard
Attn: Mutual Funds Department 4th Floor
Jersey City, New Jersey 07310-2010
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                         124,681.3890         5.62%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o    Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

HARVEST GLOBAL INVESTMENTS LIMITED            PROXY VOTING POLICY AND PROCEDURES


                   HARVEST GLOBAL INVESTMENTS LIMITED ("HGI")

                       PROXY VOTING POLICY AND PROCEDURES






                                 [LOGO OMITTED]




                                  JANUARY 2010

HARVEST GLOBAL INVESTMENTS LIMITED            PROXY VOTING POLICY AND PROCEDURES



                                TABLE OF CONTENT


[section] 1 Introduction (Policy Statement) ................................   2

[section] 2 Scope ..........................................................   2

     2.1 Objectives ........................................................   2

     2.2 Applicability .....................................................   2

[section] 3 Requirements ...................................................   3

[section] 4 Roles and Responsibilities .....................................   3

[section] 5 Record Retention ...............................................   3




























                                      B-3                                      1

HARVEST GLOBAL INVESTMENTS LIMITED            PROXY VOTING POLICY AND PROCEDURES

1.   INTRODUCTION (POLICY STATEMENT)

At HGI, we view the exercise of voting rights as an important aspect of the investment management process, the fund manager's ability to influence corporate governance and the management of portfolios.

"Corporate governance" refers to the process and structure by which the business and the company are governed (as distinct from the management of the business). We consider matters relating to the structure and remuneration of the board; corporate accountability; conflict of interests; and communication with shareholders, to fall within corporate governance. We further respect the high degree of responsibility placed on active companies to promote and strengthen the confidence of shareholders, customers, employees and the general public.

Whilst we acknowledge that the advancement of corporate governance in itself is no guarantee of better investment returns, we support the rationale of securing sufficient disclosure so that investors and others can assess a company's performance and governance practices and respond in an informed way.

2.   SCOPE

2.1. OBJECTIVES

This policy is applied in the context of HGI's overriding objective, which is to maximise fund returns in line with client's objectives. As such, the implementation of this policy is always subject to any directions by clients.

2.2. APPLICABILITY

Generally, where clients have delegated voting rights, HGI does not seek views of clients before exercising a vote or initiating shareholder action. This policy will serve as an indication of the stance HGI will adopt when voting as proxy. However, in the case of any client who has become a substantial investor in an entity, HGI will also endeavour to liaise with the client where any issue subject to voting becomes contentious.



2                                     B-4

HARVEST GLOBAL INVESTMENTS LIMITED            PROXY VOTING POLICY AND PROCEDURES

3.   REQUIREMENTS

VOTING ON MATERIAL ISSUES

HGI will review shareholders resolutions on a case-by-case basis and shall vote on "material issues" where it has the authority to do so. In determining whether an issue is "material", HGI may take into account the following:

o    whether the exercise of voting rights will improve corporate governance.

o the size of the holding and whether the votes will influence the outcome of the resolution.

o the advantage that will result from voting, including whether it will advance investment objectives.

o    any potential or actual conflict of interest in exercising voting rights.

o other possible action that may be taken instead of exercising voting rights such as liaising with management or initiating shareholder action.

HGI tends not to become involved in the day-to-day management issues of companies, but rather exercises voting rights, when it deems appropriate, to ensure that the respective company acts in the best interest of their shareholders.

4. ROLES AND RESPONSIBILITIES

Clients need to ensure that their custody arrangements require the custodian to inform HGI of resolutions on a timely basis and to implement HGI's directions as to exercise of voting rights. Clients also need to be aware that where they request the custodian to vote, the costs of voting shall be borne by the client.

Whenever HGI Middle Office receives notification from custodians on proxy voting requests, these shall be forwarded to the relevant fund managers for decisions. HGI Middle office shall be responsible for following up with the fund managers on any outstanding proxy voting requests.

5. RECORD RETENTION

HGI Middle Office is to keep record of each proxy vote taken. Where clients have delegated voting rights, a record of each proxy vote taken by HGI will be kept. Information will be supplied to clients in accordance with client's requirements.


                                      B-5                                      3

                      STATEMENT OF ADDITIONAL INFORMATION

                              SAROFIM EQUITY FUND

                                     SRFMX

                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MAY 1, 2014


                              INVESTMENT ADVISER:
                              FAYEZ SAROFIM & CO.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Sarofim Equity Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated May 1, 2014 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Fund's Prospectus or Annual Report, when available, free of charge by writing to the Fund at Sarofim Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Sarofim Equity Fund, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or calling the Fund at 1-855-727-6346.


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                               TABLE OF CONTENTS

THE TRUST ............................................................. S-1
DESCRIPTION OF PERMITTED INVESTMENTS .................................. S-1
INVESTMENT LIMITATIONS ................................................ S-27
THE ADVISER ........................................................... S-29
THE PORTFOLIO MANAGERS ................................................ S-29
THE ADMINISTRATOR ..................................................... S-31
THE DISTRIBUTOR ....................................................... S-31
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................. S-32
THE TRANSFER AGENT .................................................... S-32
THE CUSTODIAN ......................................................... S-32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......................... S-33
LEGAL COUNSEL ......................................................... S-33
TRUSTEES AND OFFICERS OF THE TRUST .................................... S-33
PURCHASING AND REDEEMING SHARES ....................................... S-43
DETERMINATION OF NET ASSET VALUE ...................................... S-43
TAXES ................................................................. S-44
FUND TRANSACTIONS ..................................................... S-50
PORTFOLIO HOLDINGS .................................................... S-52
DESCRIPTION OF SHARES ................................................. S-53
SHAREHOLDER LIABILITY ................................................. S-53
LIMITATION OF TRUSTEES' LIABILITY ..................................... S-54
PROXY VOTING .......................................................... S-54
CODES OF ETHICS ....................................................... S-54
5% AND 25% SHAREHOLDERS ............................................... S-54
APPENDIX A -- DESCRIPTION OF RATINGS .................................. A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .................... B-1


May 1, 2014                                                      SAR-SX-001-0200


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THE TRUST


GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS


The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.

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AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of
ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

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EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.


o ROYALTY TRUSTS. Royalty trusts are structured similarly to real estate investment trusts ("REITs"). A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). The Fund could purchase an ETF to temporarily gain exposure to a portion of the
     U. S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U. S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.


o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified

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     price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as

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commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.


MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded

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entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:


     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;


     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.


Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;


     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;


     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U. S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.


EMERGING MARKETS RISKS-- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:


     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS. U. S. Treasury obligations consist of bills, notes and bonds issued by the U. S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").


o RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U. S. government obligations that are issued by banks or brokerage firms and are created by depositing U. S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.
     S. Treasury. Receipts are sold as zero coupon securities.


o U. S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U. S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U. S. government are supported by the full faith and credit of the U. S. Treasury, others are supported by the right of the issuer to borrow from the U. S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U. S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.


For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission ("SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Fund's investment strategies and may adversely affect the Fund's performance.


TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.
Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES. A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.


A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.


o TOTAL RETURN SWAPS


Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).


o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and/or

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.
For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.


By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


The following limitations are non-fundamental and may be changed by the Board without shareholder approval.


1. The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

3. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

4. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

5. The Fund will not purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

6. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


7. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.


BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.


SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.


LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.


UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the

1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.


REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.


THE ADVISER


GENERAL. Fayez Sarofim & Co., a Texas corporation formed in 1958, located at 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of The Sarofim Group, Inc., which is 99.9 percent owned by current, active employees of the Adviser. Fayez Sarofim is the majority shareholder of The Sarofim Group, Inc. As of March 31, 2014, the Adviser had approximately $27.7 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 15, 2013 (the "Advisory Agreement").
 Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.70% of the Fund's average daily net assets until April 30, 2015 (the "contractual expense limit"). If at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust effective as of the close of business on April 30, 2015.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser's portfolio managers are compensated through payment of a fixed annual salary and discretionary annual bonuses as well as through the possible issuance of restricted share units, stock options and incentive stock options. The annual salary and bonuses usually constitute the largest component of the portfolio managers' compensation and these amounts are determined annually through a comprehensive review process in which executive officers and the members of the Adviser's Board of Directors review and consider the accomplishments and development of each portfolio manager.


Portfolio managers are also sometimes granted restricted share units and stock options or incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the Adviser's ultimate corporate parent. The decisions as to whether to issue such units or options and to whom the units or options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc.

The compensation packages of the Adviser's portfolio managers are not based on the performance or asset value of any particular client account or of all client accounts as a group, but rather on the performance and accomplishments of the individual to whom the package is granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the fiscal year ended December 31, 2013, the portfolio managers did not beneficially own shares of the Fund because the Fund was not in operation.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2013.


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
NAME           ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)          ACCOUNTS           ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Fayez Sarofim     6                  $8,430               29                  $2,536                410                 $16,835
------------------------------------------------------------------------------------------------------------------------------------
W. Gentry Lee,
Jr., CFA          6                  $8,430               10                  $2,257                121                 $7,943
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M.
Jacobe, CFA       6                  $8,430               1                   $15                   81                  $4,849
------------------------------------------------------------------------------------------------------------------------------------
Reynaldo Reza,
CFA               1                  $538                 0                   $0                    121                 $7,943
------------------------------------------------------------------------------------------------------------------------------------
Alan R.
Christensen,
CFA               1                  $538                 1                   $105                  47                  $1,611
------------------------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of the Fund's trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
AVERAGE ANNUAL ASSETS)                      FUND'S AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
0.10%                                       First $250 million
--------------------------------------------------------------------------------
0.09%                                       $250 million to $500 million
--------------------------------------------------------------------------------
0.08%                                       Over $500 million
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $70,000. For each additional class of shares of the Fund established after the initial one (1) class of shares, the minimum annual fee will be increased by $15,000. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution

Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

Atlantic Fund Services, LLC, Three Canal Plaza, Portland, ME 04101 (the "Transfer Agent"), serves as the Fund's transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            The Advisors' Inner Circle Fund III,
                                                      Lewis & Bockius LLP           Bishop Street Funds, SEI Daily Income Trust,
                                                      (law firm) from  1976         SEI Institutional International Trust, SEI
                                                      to 2003. Counsel to the       Institutional Investments Trust, SEI
                                                      Trust, SEI Investments,       Institutional Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global       Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------



                                        S-35





------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------


                                        S-36




------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships:   Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board.

     The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty (60) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                      FUND SHARES (FUND)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                        None                                None
------------------------------------------------------------------------------------------
     Nesher                       None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                         None                                None
------------------------------------------------------------------------------------------
     Grause                       None                                None
------------------------------------------------------------------------------------------
     Johnson                      None                           Over $100,000
------------------------------------------------------------------------------------------
     Krikorian                    None                                None
------------------------------------------------------------------------------------------
     Speca                        None                                None
------------------------------------------------------------------------------------------
     Sullivan                     None                                None
------------------------------------------------------------------------------------------


(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.


---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $77,275                  N/A                   N/A          $77,275  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------


(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH             POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and Chief        Chief Accounting Officer and Chief Compliance Officer
(Born: 1962)         Financial Officer (since 2014)         of SEI Investment Manager Services since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                           Fund, LP since June 2007. Chief Compliance
                                                            Officer of SEI Alpha Strategy Portfolios, LP from
                                                            June 2007 to September 2013. Chief Compliance
                                                            Officer of The Advisors' Inner Circle Fund II,
                                                            The Advisors' Inner Circle Fund III,
                                                            Bishop Street Funds, SEI Institutional Managed
                                                            Trust, SEI Asset Allocation Trust, SEI Institutional
                                                            International Trust, SEI Institutional Investments
                                                            Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                            Trust, SEI Tax Exempt Trust, Adviser Managed
                                                            Trust, New Covenant Funds, SEI Insurance
                                                            Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P.
                                                            until 2010. Director of Investment Product
                                                            Management and Development, SEI Investments,
                                                            since February 2003; Senior Investment Analyst --
                                                            Equity Team, SEI Investments, from March 2000
                                                            to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-
(Born: 1978)         Secretary (since 2013)                 present). Associate Counsel and Compliance
                                                            Officer, The Glenmede Trust Company, N.A.
                                                            (2011-2012). Associate, Drinker Biddle & Reath
                                                            LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary (since 2012)                 General Counsel, SEI Investments Distribution
                                                            Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI Private
                     AML Officer                            Trust Company, September 2010 -- May 2011.
                     (since 2013)                           Private Banking Client Service Professional of SEI
                                                            Private Banking and Trust, September 2008 --
                                                            September 2010.
------------------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Although the Fund intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Fund intends to invest in certain royalty trusts. The taxation of a royalty trust for U.S. tax purposes depends on the particular structure used by such trust and may be different from trust to trust. For example, some royalty trusts are taxable for U.S. tax purposes as grantor trusts and generally do not generate qualifying income for a RIC, whereas others are taxable as corporations for U.S. tax purposes and may generate qualifying income. The Fund will monitor its investment in such royalty trusts in order to ensure compliance with the Qualifying Income and Asset Tests.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client accounts that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended December 31, 2013, the Fund did not hold any securities of "regular brokers and dealers" because the Fund was not in operation during the period.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of the Fund's shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports, which are distributed to the Fund's shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Fund's shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-855-727-6346. The Fund provides information about its complete portfolio holdings within 60 days after the end of each calendar quarter on the internet at www.sarofim.com.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.


The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of April 4, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. The Fund believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
SAROFIM EQUITY FUND
NAME AND ADDRESS                    NUMBER OF SHARES           % OF CLASS
--------------------------------------------------------------------------------
SEI Private Trust Company           1,653,614.863              18.8%
One Freedom Valley Dr.
Oaks, PA 19456-9989
--------------------------------------------------------------------------------
SEI Private Trust Company           2,616,620.537              29.74%
One Freedom Valley Dr.
Oaks, PA 19456-9989
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

                              PROXY VOTING POLICY
                       FAYEZ SAROFIM & CO. AND AFFILIATES

          An investment adviser subject to the Investment Advisers Act of 1940 (the "Advisers Act") acts as a fiduciary with respect to each of its clients. In so acting, the investment adviser owes two duties to each of its clients with respect to all services undertaken on the client's behalf, including proxy voting: a duty of care and a duty of loyalty. As part of the duty of care, an investment adviser with proxy voting authority is required to monitor corporate events and to vote the proxies. As part of the duty of loyalty, the investment adviser is required to cast the proxy votes in a manner consistent with the best interests of the client, and the investment adviser must not subrogate a client's interests to its own interests.

          Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a "Sarofim Investment Adviser;" collectively, the "Sarofim Investment Advisers") have adopted the policy (the "Proxy Voting Policy") of voting all proxies relating to securities held in the accounts of each of their respective clients in accordance with their best judgment concerning the economic long-term best interests of the client owning the securities, except for proxies relating to securities that are held at the time the Sarofim Investment Adviser commences active management of the client's account and are sold immediately after the Sarofim Investment Adviser commences such active management and with respect to which no other accounts actively managed by the Sarofim Investment Adviser already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of the Sarofim Investment Advisers is not to vote Zero Holder Securities.

          No officer, director, shareholder or employee of a Sarofim Investment Adviser is permitted to participate in the proxy voting process for a particular security held in a client account of a Sarofim Investment Adviser if that person (an "Interested Person") is (i) an officer or director of the issuer of that security (the "Issuer"), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

          In deciding how to vote proxies, the Sarofim Investment Advisers rely, for the most part, on (i) the business judgment of the Issuer's management and directors and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever a Sarofim Investment Adviser determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

          As part of the Proxy Voting Policy, each Sarofim Investment Adviser shall (i) retain copies of the Proxy Voting Policy and proxy voting procedures adopted from time to time, (ii) retain or cause to be retained copies of all proxy statements received regarding client securities, (iii) retain or cause to be retained records of votes cast on behalf of clients, (iv) retain records of all client requests for proxy voting information and (v) retain any documents, including those in electronic format, prepared by the Sarofim Investment Adviser that were material to deciding how to vote, or that constituted the basis for the decision. The requirement to retain copies of proxy statements shall be satisfied, as permitted by Rule 204-2 under the Advisers Act, by obtaining a copy of the relevant proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. A Sarofim Investment Adviser may satisfy the requirement of retaining records of votes cast on behalf of clients through the use of a third party to make and retain, on the relevant Sarofim Investment Adviser's behalf, a record of the votes cast, but only if the third party has agreed to provide a copy of the record promptly upon request to the Sarofim Investment Adviser.

          The Sarofim Investment Advisers have determined that the Proxy Voting Policy, as well as information on how a Sarofim Investment Adviser has voted with respect to securities held by clients, should be made available to clients of the Sarofim Investment Advisers. A client will have access to the Proxy Voting Policy through one or more of the following sources: (i) mailings to clients by the Sarofim Investment Advisers, (ii) the SEC Form ADV, Part II prepared by each of the Sarofim Investment Advisers and (iii) responses to written requests submitted to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010. Information related to a Sarofim Investment Adviser's vote with respect to securities held by clients may be obtained by a client's making a written request to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co. at the same address.

          Each Sarofim Investment Adviser shall maintain and preserve all books and records required to be maintained and preserved by it in accordance with the Proxy Voting Policy and applicable law in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on or in such books and records. During the first two years of such period, such books and records shall be located in an appropriate office of the relevant Sarofim Investment Adviser. This requirement with respect to maintenance and preservation of books and records will not apply in the case of proxy statements obtained through the EDGAR system and in the case of records of votes cast made and retained by a third party.

          The Proxy Voting Policy may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser. It is possible that such change may result in that Sarofim Investment Adviser having a Proxy Voting Policy different from the other Sarofim Investment Advisers.

                            PROXY VOTING PROCEDURES
                       FAYEZ SAROFIM & CO. AND AFFILIATES

          Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a "Sarofim Investment Adviser," collectively, the "Sarofim Investment Advisers") have entered into an agreement with Institutional Shareholder Services, Inc. ("ISS") pursuant to which ISS provides the following in connection with the voting of proxies by the Sarofim Investment Advisers: (i) analyses of proposals, (ii) vote recommendations,
(iii) vote execution services and (iv) record keeping services. ISS provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by the Sarofim Investment Advisers.

          The decision-making process with respect to the voting of proxies by a Sarofim Investment Adviser is based primarily on a review of the particular proxy statement by the analyst who is responsible for the research coverage of that Issuer. Such review is undertaken in accordance with the Proxy Voting Policy of Fayez Sarofim & Co. and Affiliates (the "Proxy Voting Policy"), and such review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the ISS vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the ISS vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by an investment member of the Sarofim Investment Adviser's Proxy Committee. If such investment member of the Sarofim Investment Adviser's Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding. If such investment member and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the investment members of the Sarofim Investment Adviser's Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding. Neither the analyst nor any member of the Sarofim Investment Adviser's Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the issuer of that security (the "Issuer"), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security. If the analyst is an Interested Person, the Sarofim Investment Adviser's Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Sarofim Investment Adviser's Proxy Committee are all Interested Persons, the Board of Directors of the Sarofim Investment Adviser shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation.

          A Sarofim Investment Adviser will provide proxy voting reports to those clients who submit a written request for such information to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010.

          These Proxy Voting Procedures may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser desiring such change. It is possible that such change may result in that Sarofim Investment Adviser having Proxy Voting Procedures different from the other Sarofim Investment Advisers.

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
(a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28,
2012.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement dated November 21, 1994 between the Registrant and AIG Global Investment Corp. (now, AIG Asset Management (U.S.),
LLC) is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(d)(1)(ii) Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(1)(iii) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(1)(iv) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(v) Revised Schedule, dated [ ], to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management to be filed by amendment.

(d)(1)(vi) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now, Acadian Asset Management
LLC) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A

(File No. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-02-000263 on August 30, 2002.

(d)(1)(vii) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset Management, LLC) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(1)(viii) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(ix) Amended Schedule A, dated August 13, 2013, to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(1)(x) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xi) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit
(d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xii) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice, Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

(d)(1)(xiii) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xiv) Amendment and Revised Schedule A dated June 1, 2010 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(1)(xv) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xvi) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(1)(xvii) Schedule A, dated December 16, 2005, as last amended November 14, 2012, to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 202 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000594 on December 19, 2012.

(d)(1)(xviii) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xix) Investment Advisory Agreement dated March 31, 2010 between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xx) Investment Advisory Agreement dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Micro Cap Equity Fund, is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxi) Investment Advisory Agreement dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxii) Investment Advisory Agreement dated December 19, 2011, between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxiii) Revised Schedule A dated May 14, 2013 to the Investment Advisory Agreement between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(d)(1)(xxiv) Investment Advisory Agreement dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(1)(xxv) Investment Advisory Agreement between the Trust and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(1)(xxvi) Investment Advisory Agreement dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxvii) Amended Schedule A to the Investment Advisory Agreement dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit
(d)(49) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(1)(xxviii) Investment Advisory Agreement between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(51) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(1)(xxix) Form of Investment Advisory Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(71) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(d)(1)(xxx) Form of Investment Advisory Agreement between the Registrant and AT Investment Advisers, Inc., relating to the AT Family of Funds, is incorporated herein by reference to exhibit (d)(73) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(d)(1)(xxxi) Investment Advisory Agreement between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Investment Sub-Advisory Agreement dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Parametric Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(52) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(iii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(53) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(iv) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(54) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(v) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Thornburg Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(55) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(vi) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(56) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(vii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Turner Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(57) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(viii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(58) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(ix) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(59) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(x) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(60) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xi) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Allianz Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(62) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(63) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xiii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit
(d)(64) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated December 28, 2012, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(60) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(2)(xv) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(66) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xvi) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AQR Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit
(d)(67) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated August 14, 2012, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(63) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(2)(xviii) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit
(d)(69) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xix) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and BlackRock Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(70) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(d)(2)(xx) Investment Sub-Advisory Agreement, dated June 28, 2013, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(66) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.


(d)(2)(xxi) Investment Sub-Advisory Agreement, dated June 30, 2013, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(67) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.


(d)(3)(i) Amended and Restated Expense Limitation Agreement dated February 13, 2013 between the Registrant and LSV Asset Management, relating to the LSV Family of Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Revised Schedule A, dated [ ], to the Amended and Restated Expense Limitation Agreement dated February 13, 2013 between the Registrant and LSV Asset Management, relating to the LSV Family of Funds, is to be filed by amendment.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement dated February 10, 2014, between the Registrant and Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(3)(iv) Amended and Restated Expense Limitation Agreement, dated September 1, 2010, is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(3)(v) Amended Schedule A, dated August 13, 2013, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2010, between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(d)(3)(vi) Expense Limitation Agreement dated March 1, 2008, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Family of Funds, is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(vii) Revised Schedule A dated June 24, 2013 to the Expense Limitation Agreement dated March 1, 2008, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Family of Funds, is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No.

229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(d)(3)(viii) Expense Limitation Agreement dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit
(d)(25) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ix) Amended and Restated Expense Limitation Agreement dated February 26, 2013, between the Registrant and Westwood Management Corp., relating to the Westwood Family of Funds, is incorporated herein by reference to exhibit
(d)(28) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(x) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(3)(xi) Expense Limitation Agreement dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xii) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Micro Cap Equity Fund, is incorporated herein by reference to exhibit
(d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(3)(xiii) Expense Limitation Agreement dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xiv) Amended and restated Expense Limitation Agreement dated May 14, 2013 between the Registrant and CBRE Clarion Securities LLC, relating to the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(d)(3)(xv) Amended and Restated Expense Limitation Agreement dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(3)(xvi) Expense Limitation Agreement between the Registrant and Citigroup First Investment Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(d)(3)(xvii) Expense Limitation Agreement dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xviii) Amended Schedule A to the Expense Limitation Agreement dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit
(d)(50) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(3)(xix) Form of Expense Limitation Agreement between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(72) of Post-Effective Amendment No. 200 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000571 on December 7, 2012.

(d)(3)(xx) Form of Expense Limitation Agreement between the Registrant and AT Investment Advisers, Inc., relating to the AT Family of Funds, is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(d)(3)(xxi) Expense Limitation Agreement between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(4) Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.

(e)(1)(i) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now, SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(e)(1)(ii) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post- Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03- 000108 on February 28, 2003.

(e)(1)(iii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(2)(i) Amended and Restated Sub-Distribution and Servicing Agreement dated November 10, 1997 between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.

(e)(2)(ii) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is filed herewith.

(g)(1)(ii) Amendment dated November 6, 2013 to the Amended and Restated
Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is filed herewith.

(g)(2) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A., to be filed by amendment.

(g)(3)(i) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.

(g)(3)(ii) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(g)(4) Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.

(g)(5)(i) Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(5)(ii) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.

(g)(6) Custodial Services Agreement between the Registrant and The Bank of New York Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund, to be filed by amendment.

(h)(1)(i) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(1)(ii) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27,
1997.

(h)(2)(i) Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.

(h)(2)(ii) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(iv) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
(h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(v) Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(vi) Amendment dated April 1, 2009 to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(vii) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(viii) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.

(h)(2)(ix) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.

(h)(2)(x) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(2)(xi) Amendment to the Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., to be filed by amendment.

(h)(3)(i) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.

(h)(3)(ii) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post- Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11- 000735 on November 30, 2011.

(h)(3)(iii) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth Fund, is incorporated herein by reference to exhibit
(h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.

(h)(3)(iv) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrants Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(h)(3)(v) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on March 28, 2011.

(h)(3)(vi) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post- Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.

(h)(3)(vii) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.

(h)(3)(viii) Revised Schedule A dated May 14, 2013 to the Shareholder Services Plan, relating to Investor Class and Institutional Shares of the CBRE Clarion Long/Short Fund and CBRE Clarion Global Infrastructure Value Fund, is incorporated herein by reference to exhibit (h)(22) of Post-Effective Amendment No. 214 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 28, 2013.

(h)(3)(ix) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is filed herewith.

(h)(3)(x) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post- Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(h)(3)(xi) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.

(h)(3)(xii) Revised Schedule A to the Shareholder Services Plan, relating to the Investor Class Shares of the Thomson Horstmann & Bryant MicroCap Fund and Thomson Horstmann & Bryant Small Cap Value Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 225 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(h)(3)(xiii) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(3)(xiv) Shareholder Services Plan, relating to the Investor Class Shares of the AT Family of Funds, is incorporated herein by reference to exhibit (h)(28) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund, Citi Market Pilot 2040 Fund, Hamlin High Dividend Equity Fund, Harvest Funds China All Assets, Harvest Funds Intermediate Bond, and Sarofim Equity Fund, is filed herewith.

(j)(1) Consent of independent registered public accounting firm, Ernst & Young, LLP, relating to the Hamlin High Dividend Equity Fund, is filed herewith.

(j)(2) Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, relating to the Harvest Funds Intermediate Bond, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended [ ], to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, to be filed by amendment.

(m)(2)(i) Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post- Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000242 on June 1, 2004.

(m)(2)(ii) Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(1) Schedule M and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the LSV Family of Funds, to be filed by amendment.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) LSV Asset Management Revised Code of Ethics dated October 2013 is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(3) Cambiar Investors LLC Revised Code of Ethics dated January 2012 is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 194 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000394 on August 28, 2012.

(p)(4) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(5) C.S. McKee, LLP Revised Code of Ethics, dated April 18, 2013, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(6) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, dated September 2013, is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(7) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Haverford Investment Management, Inc. Revised Code of Ethics, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(9) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(10) Rice Hall James & Associates, LLC Revised Code of Ethics, dated October 2013, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(11) Acadian Asset Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(12) Westwood Management Corp. Revised Code of Ethics dated July 18, 2013 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(13) Edgewood Management LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(14) Sands Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000009 on January 15, 2010.

(p)(15) AlphaOne Investment Services, LLC Code of Ethics dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(16) Loomis, Sayles & Company L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(17) CBRE Clarion Securities LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(18) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(19) Hamlin Capital Management, LLC Revised Code of Ethics is filed herewith.

(p)(20) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(21) SEI Investments Distribution Co. Revised Code of Ethics dated September 20, 2013 is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(22) Citigroup First Investment Management Americas LLC Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(p)(23) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(24) Parametric Portfolio Associates LLC Code of Ethics is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(25) Harris Associates L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(26) Thornburg Investment Management Inc Revised Code of Ethics dated July 2013 is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(27) Marsico Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 207 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(28) Turner Investments, L.P. Revised Code of Ethics dated January 31, 2013 is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(29) Cramer Rosenthal McGlynn LLC Revised Code of Ethics dated June 2013 is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(30) Fairpointe Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(31) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(32) Allianz Global Investors Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(33) Driehaus Capital Management LLC Revised Code of Ethics dated February 25, 2013 is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(34) OFI SteelPath, Inc. Revised Code of Ethics dated May 25, 2012 is incorporated herein by reference to exhibit (p)(34) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(35) AlphaSimplex Group, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(41) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(36) AQR Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(42) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(37) ClariVest Asset Management LLC Revised Code of Ethics dated April 2013 is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
0001135428-14-000099 on February 28, 2014.

(p)(38) Kayne Anderson Capital Advisors, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(39) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(40) Harvest Global Investments Limited Revised Code of Ethics is filed herewith.

(p)(41) AT Investment Advisers, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(42) Fayez Sarofim & Co. Code of Ethics dated June 14, 2012 is incorporated herein by reference to exhibit (p)(47) of Post-Effective Amendment No. 215 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000356 on June 28, 2013.

(p)(43) SEI Investments Global Funds Services Code of Ethics dated June 2012 is incorporated herein by reference to exhibit (p)(48) of Post-Effective Amendment No. 220 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000444 on August 28, 2013.

(p)(44) Numeric Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(45) Strategic Income Management, LLC Code of Ethics dated March 2013 is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, John K. Darr, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

(q)(2) Power of Attorney for James F. Volk is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC

Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Laurent De Greef, Senior           None                                 None
Vice President, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
John Chisholm, Executive           Acadian Asset Management             Director, asset management
Vice President, CIO, Member        (UK) Ltd
of Board of Managers
-----------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,           Acadian Asset Management             Director, asset management
Member of Board of                 (UK) Ltd
Managers
                                   Acadian Cayman Limited G.P.          Director, asset management
-----------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman          Acadian Asset Management             Director, asset management
of the Board of Managers           (Singapore) Pte Ltd
                                   Acadian Cayman Limited G.P.          Director, asset management
-----------------------------------------------------------------------------------------------------
Mark Minichiello, Executive        Acadian Asset Management             Director, asset management
Vice President, COO,               (UK) Ltd
Treasurer, Secretary, Member
of Board of Managers               Acadian Asset Management             Director, asset management
                                   (Singapore) Pte Ltd
-----------------------------------------------------------------------------------------------------
Brendan Bradley, Senior Vice       None                                 None
President, Director, Portfolio
Management, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice          Acadian Asset Management             Director, asset management
President, Head of Client          (UK) Ltd
Service, Member of Board of
Managers                           Acadian Cayman Limited G.P.          Director, asset management

                                   Acadian Asset Management             Director, asset management
                                   (Australia) Ltd

                                   Acadian Asset Management             Director, asset management
                                   (Singapore) Pte Ltd
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Mauricio Karchmer, Senior          None                                 None
Vice President, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
Linda Gibson, Member of            Director, Executive Vice             Affiliated Directorships
Board of Managers                  President and Head of Global
                                   Distribution - Old Mutual (US)
                                   Holdings Inc. (a holding
                                   company);

                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Barrow, Hanley, Mewhinney &
                                   Strauss, LLC (an investment
                                   advisor);

                                   Echo Point Investment
                                   Management, LLC (an
                                   investment advisor);
                                   Old Mutual (HFL) Inc. (a
                                   holding company for Heitman
                                   affiliated financial services
                                   firms);

                                   Old Mutual Asset Management
                                   International, Ltd. (an investment
                                   advisor);

                                   Rogge Global Partners plc (an
                                   investment advisor);
-----------------------------------------------------------------------------------------------------
Christopher Hadley, Member         Executive Vice President, Head       Affiliated Directorships
of Board of Managers               of Human Resources - Old
                                   Mutual (US) Holdings Inc. (a
                                   holding company);
                                   Acadian Asset Management LLC
                                   (an investment advisor)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Aidan Riordan, Member of           Executive Vice President, Head       Affiliated Directorships
Board of Managers                  of Affiliate Management - Old
                                   Mutual (US) Holdings Inc. (a
                                   holding company);
                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Barrow, Hanley, Mewhinney &
                                   Strauss, LLC (an investment
                                   advisor);
                                   The Campbell Group, Inc. (a
                                   holding company for The
                                   Campbell Group LLC)
                                   Copper Rock Capital Partners
                                   LLC (an investment advisor);
                                   Echo Point Investment
                                   Management, LLC (an
                                   investment advisor)
                                   Old Mutual (HFL) Inc. (a
                                   holding company for Heitman
                                   affiliated financial services
                                   firms);
                                   Investment Counselors of
                                   Maryland, LLC (an investment
                                   advisor);
                                   Thompson, Siegel & Walmsley
                                   LLC (an investment advisor)
-----------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of         Director, Executive Vice             Affiliated Directorships
Board of Managers                  President and Chief Financial
                                   Officer - Old Mutual (US)
                                   Holdings Inc. (a holding
                                   company);
                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Copper Rock Capital Partners,
                                   LLC (an investment advisor);
                                   Old Mutual Asset Management
                                   International, Ltd. (an investment
                                   advisor)
-----------------------------------------------------------------------------------------------------

AIG ASSET MANAGEMENT (U.S.), LLC

AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AIG engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALLIANZ GLOBAL INVESTORS U.S. LLC

Allianz Global Investors U.S. LLC ("AllianzGI US") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AllianzGI US is 1633 Broadway, New York, NY 10019. AllianzGI US is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AllianzGI US engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

ALPHAONE INVESTMENT SERVICES, LLC

AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Micro Cap Equity Fund. The principal address of AlphaOne is One Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of AlphaOne engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC

AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

----------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------------
Andrew W. Lo                    Massachusetts Institute of
Chief Investment                Technology (MIT) -- Sloan       Charles E. and Susan T. Harris
Strategist, Chairman of           School of Management          Professor
the Board                           100 Main Street             -------------------------------
                                        E62-618
                                  Cambridge, MA 02142           Director of the Laboratory for
                                    United States               Financial Engineering
----------------------------------------------------------------------------------------------

AQR CAPITAL MANAGEMENT, LLC

AQR Capital Management, LLC ("AQR") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS         CONNECTION WITH
INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY           OTHER COMPANY
---------------------------------------------------------------------------------------------
Lasse Pedersen,            NYU Stern School of Business         John A. Paulson Professor of
Principal                Henry Kaufman Management Center        Finance, 2009 -- present (on
                               44 West Fourth Street            leave)
                                New York, NY 10012
                        ---------------------------------------------------------------------
                           Copenhagen Business School           Professor (2011-present)
                                 Howitzvej 60,
                          2000 Frederiksberg, Denmark
                                 3815 3815
                        ---------------------------------------------------------------------
                         Financial Times Stock Exchange         Advisory Board Member (2009-
                                    (FTSE)                      present)
                          1270 Avenue of the Americas
                              New York, NY 10020
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS         CONNECTION WITH
INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY           OTHER COMPANY
---------------------------------------------------------------------------------------------
                                 NASDAQ OMX                     Economic Advisory Board
                                One Liberty Plaza               Member (2008-2011)
                                  New York, NY
                        ---------------------------------------------------------------------
                           American Finance Association         Director (2011-present)
                             Haas School of Business
                            University of California
                            Berkeley, CA 94729-1900
                        ---------------------------------------------------------------------
                        Federal Reserve Bank of New York        Member of Monetary Policy
                                33 Liberty Street               Panel (2010-2011)
                               New York, NY 10045               Member of Liquidity Working
                                                                Group (2009-2011)
---------------------------------------------------------------------------------------------
H.J. Willcox, Chief            KKR & Co., L.P.                  Global Head of Compliance and
Compliance Officer           9 West 57th Street                 Counsel (June 2008 -August
                             New York, NY 10019                 2013)
---------------------------------------------------------------------------------------------

AT INVESTMENT ADVISERS, INC.

AT Investment Advisers, Inc. ("AT") serves as investment sub-adviser for the Registrant's AT Disciplined Equity Fund, AT Income Opportunities Fund and AT Mid Cap Equity Fund. The principal address of AT is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. AT is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is provided as of October 31, 2013.

--------------------------------------------------------------------------------
NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER        NAME OF OTHER COMPANY         OTHER COMPANY
--------------------------------------------------------------------------------
Dan Brown, CFO               CIBC World Markets Corp.          Employee
                               425 Lexington Ave.
                                   5th Floor
                                  NY, NY 10017
--------------------------------------------------------------------------------

BLACKROCK FINANCIAL MANAGEMENT, LLC

BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52(nd) Street New York, New York 10055. BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2012 and 2013 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

CAMBIAR INVESTORS LLC

Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended April 30, 2012 and 2013, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CBRE CLARION SECURITIES LLC

CBRE Clarion Securities LLC ("CBRE Clarion") serves as the investment adviser for the CBRE Clarion Long/Short Fund and the CBRE Clarion Global Infrastructure Value Fund. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE Clarion is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                  COMPANY
---------------------------------------------------------------------------------------------
T. Ritson Ferguson           CBRE Clarion Global Real Estate        Interested Trustee
Chief Executive Officer              Income Fund (IGR)
and Co-Chief Investment    c/o 201 King of Prussia Road, Suite
Officer                           600, Radnor, PA 19087
                           ------------------------------------------------------------------
                                CBRE Clarion Global, Ltd.           Director
                            c/o 201 King of Prussia Road, Suite
                                 600, Radnor, PA 19087
---------------------------------------------------------------------------------------------
Joseph P. Smith               CBRE Clarion Global, Ltd.             Director
Managing Director and      c/o 201 King of Prussia Road, Suite
Co-Chief Investment             600, Radnor, PA 19087
Officer
---------------------------------------------------------------------------------------------
Jarrett B. Kling                     HC Capital Trust               Trustee
Managing Director --          300 Barr Harbor Dr, Suite 500
Sales and Marketing            West Conshohocken, PA 19428
                           ------------------------------------------------------------------
                                   Old Mutual Funds I               Trustee (resigned 2012)
                                4643 South Ulster Street
                                       Suite 600
                                 Denver, CO 80237-2853
                           ------------------------------------------------------------------
                                  Old Mutual Funds II               Trustee (resigned 2012)
                               4643 South Ulster Street
                                      Suite 600
                                 Denver, CO 80237-2853
                           ------------------------------------------------------------------
                             Boys and Girls Clubs of America        National Trustee
                                 1275 Peachtree Street NE
                                 Atlanta, GA 30309-3506
---------------------------------------------------------------------------------------------
William Zitelli              CBRE Clarion Global Real Estate        Chief Compliance Officer
General Counsel                   Income Fund (IGR)
                           c/o 201 King of Prussia Road, Suite
                                 600, Radnor, PA 19087
---------------------------------------------------------------------------------------------
Jonathan Blome               CBRE Clarion Global Real Estate        Chief Financial Officer
Chief Financial Officer           Income Fund (IGR)
                           c/o 201 King of Prussia Road, Suite
                                 600, Radnor, PA 19087
---------------------------------------------------------------------------------------------

CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC

Citigroup First Investment Management Americas LLC ("CFIMA") serves as the investment adviser to the Citi Market Pilot 2020 Fund, the Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund. The principal address of CFIMA is 388 Greenwich Street, New York, New York 10013. CFIMA is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                  COMPANY
---------------------------------------------------------------------------------------------
Donald Bendernagel             Citigroup Global Markets Inc.        Managing Director
Secretary                      388 Greenwich Street
                               New York, New York 10013
---------------------------------------------------------------------------------------------
Niaz Haider                    Citigroup Global Markets Inc.        Director
Chairman, Chief Investment     388 Greenwich Street
Officer and Board of           New York, New York 10013
Director
---------------------------------------------------------------------------------------------
Patricia Lynn Hogan            Citigroup Global Markets Inc.        Director
President and Board of         388 Greenwich Street
Director                       New York, New York 10013
---------------------------------------------------------------------------------------------
Victor C. Spadafora            Citigroup Global Markets Inc.        Director
Treasurer                      388 Greenwich Street
                               New York, New York 10013
---------------------------------------------------------------------------------------------
Edward Raymond Arnold          Citicorp Securities Services, Inc    Managing Director
Chief Compliance Officer       390 Greenwich Street
                               New York, New York 10013

                               Citigroup Global Markets Inc.
                               388 Greenwich Street
                               New York, New York 10013
---------------------------------------------------------------------------------------------


The CFIMA officers and directors listed above may also hold positions with additional Citi-related entities.


CLARIVEST ASSET MANAGEMENT LLC

ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.


-----------------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                 COMPANY
-----------------------------------------------------------------------------------------------
Richard Rossi              Eagle Asset Management Inc.       Director, President, Co-Chief
Manager                       880 Carillon Parkway                Operating Officer
                            St Petersburg, FL 33716
                         ----------------------------------------------------------------------
                          ClariVest Asset Management LLC               Manager
                              11452 El Camino Real
                                  Suite 250
                              San Diego, CA 92130
-----------------------------------------------------------------------------------------------
J. Cooper Abbott            Eagle Asset Management Inc.          Director, Executive Vice
Manager                       880 Carillon Parkway           President - Investments, Co-Chief
                             St Petersburg, FL 33716                Operating Officer
                         ----------------------------------------------------------------------
                          ClariVest Asset Management LLC               Manager
                              11452 El Camino Real
                                   Suite 250
                              San Diego, CA 92130
-----------------------------------------------------------------------------------------------
Courtland James             Eagle Asset Management Inc.          Vice President, Business
Manager                       880 Carillon Parkway                     Development
                             St Petersburg, FL 33716
                         ----------------------------------------------------------------------
                          ClariVest Asset Management LLC                 Manager
                               11452 El Camino Real
                                   Suite 250
                             San Diego, CA 92130
-----------------------------------------------------------------------------------------------

CORNERSTONE ADVISORS, INC.

Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.


---------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
 INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                  COMPANY
---------------------------------------------------------------------------------------
William Savoy                           BSquare                     Director
Director / Shareholder    110 -- 110(th) Avenue NE, Suite 200
                                  Bellevue, WA 98004
---------------------------------------------------------------------------------------
Anne Farrell                      Seattle Foundation                President Emeritus
Director                    1200 -- 5(th) Avenue, Suite 1300
                                  Seattle, WA 98101
                          -------------------------------------------------------------
                                          REI                       Director
                                    6750 S 228(th)
                                    Kent, WA 98032
---------------------------------------------------------------------------------------
Greg Collins                   Parker Smith Feek (PS&F)             President/CEO
Director                          2233 112th Ave NE
                                 Bellevue, WA 98004
---------------------------------------------------------------------------------------

CRAMER ROSENTHAL MCGLYNN LLC

Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, NY 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of CRM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C. S. MCKEE, L.P.

C. S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY             COMPANY
--------------------------------------------------------------------------------
Gregory M. Melvin             Dartmouth Capital, Inc.            President
Chief Investment Officer        750 Stonegate Drive
                                Wexford, PA 15090
--------------------------------------------------------------------------------
Michael J. Donnelly             Blue Devil Capital               President
                                2051 Murdstone Rd.
                               Pittsburgh, PA 15241
--------------------------------------------------------------------------------

DRIEHAUS CAPITAL MANAGEMENT LLC

Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, IL 60611. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of December 31, 2013 and is true for fiscal years 2012 and 2013 unless otherwise noted.

--------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME OF OTHER COMPANY              CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                        COMPANY
--------------------------------------------------------------------------------------------------
Richard H. Driehaus            Driehaus Capital Holdings LLC*             Chairman
Chairman and Chief             -------------------------------------------------------------------
Investment Officer                 Driehaus Mutual Funds**                 Trustee
                               -------------------------------------------------------------------
                                  Driehaus Securities LLC***               Chairman
--------------------------------------------------------------------------------------------------
Robert H. Gordon               Driehaus Capital Holdings LLC*       President and Chief Executive
President and Chief                                                          Officer
Executive Officer              -------------------------------------------------------------------
                                  Driehaus Mutual Funds**                  President
                               -------------------------------------------------------------------
                                 Driehaus Securities LLC***         President and Chief Executive
                                                                             Officer
--------------------------------------------------------------------------------------------------
Janet L. McWilliams            Driehaus Capital Holdings LLC*         Senior Vice President and
Managing Director,                                                         Secretary
Secretary and General          -------------------------------------------------------------------
Counsel                            Driehaus Mutual Funds**             Chief Legal Officer and
                                                                       Assistant Vice President
                               -------------------------------------------------------------------
                                 Driehaus Securities LLC***          Managing Director, Secretary
                                                                         and General Counsel
--------------------------------------------------------------------------------------------------
Michelle L. Cahoon             Driehaus Capital Holdings LLC*       Vice President, Treasurer and
Managing Director,                                                     Chief Financial Officer
Treasurer and Chief            -------------------------------------------------------------------
Financial Officer                  Driehaus Mutual Funds**          Vice President and Treasurer
                               -------------------------------------------------------------------
                                 Driehaus Securities LLC***         Managing Director, Treasurer
                                                                     and Chief Financial Officer
--------------------------------------------------------------------------------------------------
Stephen T. Weber                 Driehaus Securities LLC***         Managing Director, Sales and
Managing Director, Sales                                              Relationship Management
and Relationship
Management
--------------------------------------------------------------------------------------------------
Kaaren Sagastume                 Driehaus Securities LLC***            Managing Director, IT,
Managing Director, IT,                                                 Operations and Trading
Operations and Trading
--------------------------------------------------------------------------------------------------
Thomas M. Seftenberg             Driehaus Securities LLC***         Managing Director, Relationship
Managing Director,                                                      Management and Marketing
Relationship Management
and Marketing
--------------------------------------------------------------------------------------------------
Michael R. Shoemaker               Driehaus Mutual Funds**           Chief Compliance Officer and
Assistant Vice President and                                           Assistant Vice President
Chief Compliance Officer       -------------------------------------------------------------------
                                  Driehaus Securities LLC***          Assistant Vice President and
                                                                      Chief Compliance Officer
--------------------------------------------------------------------------------------------------
Michael P. Kailus                 Driehaus Mutual Funds**           Assistant Secretary and Anti-
Assistant Secretary                                                 Money Laundering Compliance
                                                                               Officer
                               -------------------------------------------------------------------
                                 Driehaus Securities LLC***            Assistant Secretary
--------------------------------------------------------------------------------------------------

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC

Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAIRPOINTE CAPITAL LLC

Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, IL 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Fairpointe engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

FAYEZ SAROFIM & CO.

Fayez Sarofim & Co. ("Fayez Sarofim") serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME AND PRINCIPAL BUSINESS            CONNECTION WITH
  INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY              OTHER COMPANY
------------------------------------------------------------------------------------------------------
Fayez Sarofim                             Sarofim Trust Co.         Chairman
Chairman, Chief Executive              Two Houston Center
Officer, Chief Investment Officer         Suite 2907
and Director                            Houston, TX 77010
                                   -------------------------------------------------------------------
                                     Sarofim Realty Advisors Co.    Chairman and Director
                                         8115 Preston Road
                                             Suite 400
                                          Dallas, TX 75225
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                       Sarofim International        Chairman, Chief Executive
                                          Management Company        Officer, Chief Investment
                                          Two Houston Center        Officer and Director
                                             Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Chairman, Chief Executive
                                         Two Houston Center         Officer and Director
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                        Kinder Morgan, Inc.         Director
                                             500 Dallas
                                             Suite 1000
                                         Houston, TX 77002
------------------------------------------------------------------------------------------------------
Christopher B. Sarofim                   Kemper Corporation         Director
Vice Chairman                          One East Wacker Drive
                                         Chicago, IL 60601
                                   -------------------------------------------------------------------
                                         Sarofim Trust Co.          Vice Chairman
                                        Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice Chairman and President
                                         Management Company
                                         Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice Chairman
                                         Two Houston Center
                                             Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------
Raye G. White                            Sarofim Trust Co.          President, Chief Executive
Executive Vice President,               Two Houston Center          Officer, Secretary, Treasurer and
Secretary, Treasurer and Director           Suite 2907              Director
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Executive Vice President,
                                         Management Company         Secretary, Treasurer and Director
                                         Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                     Sarofim Realty Advisors Co.    Secretary, Treasurer and Director
                                         8115 Preston Road
                                             Suite 400
                                         Dallas, TX 75225
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Executive Vice President,
                                         Two Houston Center         Secretary, Treasurer and Director
                                             Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------
William Gentry Lee, Jr., CFA             Sarofim Trust Co.          Senior Vice President
President                               Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Senior Vice President
                                        Management Company
                                        Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                     Sarofim Realty Advisors Co.    Senior Vice President
                                         8115 Preston Road
                                            Suite 400
                                         Dallas, TX 75225
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      President
                                         Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
------------------------------------------------------------------------------------------------------
Jeffrey M. Jacobe, CFA                  Sarofim Trust Co.           Senior Vice President and
Senior Vice President and               Two Houston Center          Director of Investments
Director of Investments                     Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                        Sarofim International       Senior Vice President and
                                         Management Company         Director of Investments
                                         Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Senior Vice President and
                                         Two Houston Center         Director of Investments
                                             Suite 2907
                                          Houston, TX 77010
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Ralph B. Thomas, CFA                      Sarofim Trust Co.            Senior Vice President and
Senior Vice President                    Two Houston Center           Director
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                        Sarofim International       Senior Vice President
                                         Management Company
                                         Two Houston Center
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                      The Sarofim Group, Inc.       Senior Vice President
                                       Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------
Charles E. Sheedy, CFA                   Sarofim Trust Co.          Senior Vice President and
Senior Vice President                   Two Houston Center          Director
                                           Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                    Sarofim Realty Advisors Co.     Vice Chairman
                                         8115 Preston Road
                                             Suite 400
                                          Dallas, TX 75225
                                   -------------------------------------------------------------------
                                       Sarofim International        Senior Vice President
                                        Management Company
                                        Two Houston Center
                                           Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                      The Sarofim Group, Inc.       Senior Vice President
                                         Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
------------------------------------------------------------------------------------------------------
Reynaldo Reza, CFA                       Sarofim Trust Co.          Vice President
Vice President                          Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                        Sarofim International       Vice President
                                         Management Company
                                        Two Houston Center
                                           Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President
                                         Two Houston Center
                                             Suite 2907
                                          Houston, TX 77010
------------------------------------------------------------------------------------------------------
Alan R. Christensen, CFA                  Sarofim Trust Co.         Vice President and Chief
Vice President and Chief                 Two Houston Center         Operating Officer
Operating Officer                            Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President and Chief
                                        Management Company          Operating Officer
                                        Two Houston Center
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                      The Sarofim Group, Inc.       Vice President and Chief
                                        Two Houston Center          Operating Officer
                                            Suite 2907
                                        Houston, TX 77010
------------------------------------------------------------------------------------------------------
Catherine P. Crain, CFA                  Sarofim Trust Co.          Vice President
Vice President and Director of Two        Houston Center
Marketing and Client Service               Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President
                                        Management Company
                                         Two Houston Center
                                              Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President
                                         Two Houston Center
                                            Suite 2907
                                          Houston, TX 77010
------------------------------------------------------------------------------------------------------
Robert M. Hopson III                      Sarofim Trust Co.         Vice President
Vice President                           Two Houston Center
                                            Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President
                                        Management Company
                                        Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President
                                         Two Houston Center
                                            Suite 2907
                                          Houston, TX 77010
------------------------------------------------------------------------------------------------------
David T. Searls III                       Sarofim Trust Co.         Vice President
Vice President                           Two Houston Center
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                        Sarofim International       Vice President
                                         Management Company
                                         Two Houston Center
                                            Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                      The Sarofim Group, Inc.       Vice President
                                         Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
                                   -------------------------------------------------------------------
                                   Credit Suisse Securities (USA)    Director, Private Bank
                                                 LLC
                                          11 Madison Avenue
                                         New York, NY 10010
------------------------------------------------------------------------------------------------------
Daniel S. Crumrine                        Sarofim Trust Co.         Vice President and Chief
Vice President and Chief                Two Houston Center          Financial Officer
Financial Officer                           Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                     Sarofim Realty Advisors Co.    Vice President and Chief
                                          8115 Preston Road         Financial Officer
                                             Suite 400
                                          Dallas, TX 75225
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President and Chief
                                         Management Company         Financial Officer
                                         Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President and Chief
                                         Two Houston Center         Financial Officer
                                             Suite 2907
                                         Houston, TX 77010
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Nancy Gilbert                             Sarofim Trust Co.         Vice President
Vice President                           Two Houston Center
                                             Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President
                                        Management Company
                                        Two Houston Center
                                            Suite 2907
                                          Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President
                                         Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
------------------------------------------------------------------------------------------------------
John M. Ratcliff                         Sarofim Trust Co.          Vice President
Vice President                          Two Houston Center
                                            Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                    Sarofim Realty Advisors Co.     Vice President
                                         8115 Preston Road
                                             Suite 400
                                        Dallas, TX 75225
                                   -------------------------------------------------------------------
                                       Sarofim International        Vice President
                                        Management Company
                                        Two Houston Center
                                             Suite 2907
                                         Houston, TX 77010
                                   -------------------------------------------------------------------
                                       The Sarofim Group, Inc.      Vice President
                                         Two Houston Center
                                            Suite 2907
                                        Houston, TX 77010
------------------------------------------------------------------------------------------------------

FIRST MANHATTAN CO.

First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 399 Park Avenue, New York, NY 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME OF OTHER COMPANY               CONNECTION WITH OTHER
  INVESTMENT ADVISER                                                        COMPANY
---------------------------------------------------------------------------------------------
David Sanford Gottesman,           Berkshire Hathaway, Inc.       Member, Board of Directors
Senior Managing Director        -------------------------------------------------------------
                                   American Museum of Natural               Trustee
                                            History
                                -------------------------------------------------------------
                                      Mount Sinai Center                   Trustee
                                -------------------------------------------------------------
                                      Yeshiva University                   Trustee
---------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior             NYU Medical Center              Associate Trustee
Managing Director               -------------------------------------------------------------
                                National Foundation for Facial             Trustee
                                        Reconstruction
---------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior            Carnegie Hall                      Trustee
Managing Director               -------------------------------------------------------------
                                 Marine Biological Laboratory              Trustee
---------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior         Ark Restaurants Corp.        Member, Board of Directors
Managing Director               -------------------------------------------------------------
                                       Rider University                    Trustee
---------------------------------------------------------------------------------------------
Robert W. Gottesman, Chief             Gruss Foundation                    Trustee
Executive Officer and Senior
Managing Director
---------------------------------------------------------------------------------------------
William F. Guardenier,            John Hart Hunter Foundation              Trustee
Senior Managing Director        -------------------------------------------------------------
                                       New Hampton School                  Trustee
---------------------------------------------------------------------------------------------

HAMLIN CAPITAL MANAGEMENT, LLC

Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 6th Floor, New York, NY 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.

--------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY               COMPANY
--------------------------------------------------------------------------------------
Mark Stitzer -- Managing        Hamlin Capital Advisors, LLC            Owner
Partner                          5550 West Executive Drive,
                                         Suite 540
                                     Tampa, FL 33609
--------------------------------------------------------------------------------------
Joseph Bridy -- Partner &       Hamlin Capital Advisors, LLC            Owner
Fixed Income Portfolio           5550 West Executive Drive,
Manager                                  Suite 540
                                      Tampa, FL 33609
--------------------------------------------------------------------------------------
Chris D'Agnes -- Partner        Hamlin Capital Advisors, LLC            Owner
& Equity Portfolio               5550 West Executive Drive,
Manager                                  Suite 540
                                     Tampa, FL 33609
--------------------------------------------------------------------------------------
Charlie Garland -- Partner      Hamlin Capital Advisors, LLC            Owner
and Equity Portfolio             5550 West Executive Drive,
Manager                                  Suite 540
                                     Tampa, FL 33609
--------------------------------------------------------------------------------------
Deborah Finegan -- Partner      Hamlin Capital Advisors, LLC            Owner
& Chief Operating Officer        5550 West Executive Drive,
                                         Suite 540
                                     Tampa, FL 33609
--------------------------------------------------------------------------------------

HARRIS ASSOCIATES L.P.

Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management ("NGAM"); HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME OF OTHER COMPANY            CONNECTION WITH OTHER
 INVESTMENT ADVISER                                                         COMPANY
-------------------------------------------------------------------------------------------------------
Robert M. Levy                                HAI                 Director, Chairman and Chief
Chairman, Chief Investment                                        Investment Officer, U.S. Equity
Officer, Domestic Equity and       --------------------------------------------------------------------
Portfolio Manager                            HAIT                 Executive Vice President
                                   --------------------------------------------------------------------
                                             HASLP                Chairman and Chief Investment
                                                                  Officer, U.S. Equity
-------------------------------------------------------------------------------------------------------
Kristi L. Rowsell                             HAI                 Director and President
President                          --------------------------------------------------------------------
                                             HAIT                 Trustee and President
                                   --------------------------------------------------------------------
                                             HASLP                 President
-------------------------------------------------------------------------------------------------------
Randall T. Zipfel                            HAI                  Chief Operating Officer
Chief Operating Officer            --------------------------------------------------------------------
                                            HASLP                 Chief Operating Officer
-------------------------------------------------------------------------------------------------------
Thomas E. Herman                             HAI                  Chief Financial Officer and
Chief Financial Officer and                                       Treasurer
Treasurer                          --------------------------------------------------------------------
                                            HAIT                  Principal Financial Officer, since
                                                                  2011
                                   --------------------------------------------------------------------
                                            HASLP                 Chief Financial Officer and
                                                                  Treasurer
-------------------------------------------------------------------------------------------------------
David G. Herro                               HAI                  Director, Vice President and
Vice President, Chief                                             Chief Investment Officer,
Investment Officer,                                               International Equity
International Equity, Portfolio    --------------------------------------------------------------------
Manager and Analyst                         HAIT                  Vice President and Portfolio
                                                                  Manager (Oakmark Global Select
                                                                  Fund, Oakmark International
                                                                  Fund and Oakmark International
                                                                  Small Cap Fund)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Colin P. McFarland                            HAI                 Chief Compliance Officer
Chief Compliance Officer
-------------------------------------------------------------------------------------------------------
Clyde S. McGregor                             HAI                 Vice President
Vice President and Portfolio       --------------------------------------------------------------------
Manager                                      HAIT                 Vice President and Portfolio
                                                                  Manager (Oakmark Equity and
                                                                  Income Fund and Oakmark
                                                                  Global Fund)
-------------------------------------------------------------------------------------------------------
Thomas W. Murray                              HAI                 Vice President and Director of
Vice President, Director of U.S.                                  U.S. Research
Research, Portfolio Manager        --------------------------------------------------------------------
and Analyst                                  HAIT                 Vice President and Portfolio
                                                                  Manager (Oakmark Select Fund),
                                                                  since 2013
-------------------------------------------------------------------------------------------------------
William C. Nygren                              HAI                Vice President
Vice President, Portfolio          --------------------------------------------------------------------
Manager and Analyst                           HAIT                Vice President and Portfolio
                                                                  Manager (Oakmark Fund,
                                                                  Oakmark Select Fund and
                                                                  Oakmark Global Select Fund)
-------------------------------------------------------------------------------------------------------
Janet L. Reali                               HAI                  Director, Vice President, General
Vice President, General                                           Counsel and Secretary
Counsel and Secretary              --------------------------------------------------------------------
                                             HAIT                 Vice President, Secretary and
                                                                  Chief Legal Officer
                                   --------------------------------------------------------------------
                                            HASLP                 General Counsel and Chief
                                                                  Compliance Officer
-------------------------------------------------------------------------------------------------------
Robert A. Taylor                              HAI                 Vice President and Director of
Vice President, Director of                                       International Research
International Research,            --------------------------------------------------------------------
Portfolio Manager and Analyst                 HAIT                Vice President and Portfolio
                                                                  Manager (Oakmark Global Fund
                                                                  and Oakmark International Fund)
-------------------------------------------------------------------------------------------------------
Pierre Servant                               HAI                  Director
                                   --------------------------------------------------------------------
                                     Natixis Global Asset         Chief Executive Officer and
                                          Management              Member of Executive Committee
                                   21 quai d'Austerlitz 75013
                                         Paris, France
-------------------------------------------------------------------------------------------------------
John Hailer                                   HAI                 Director
                                   --------------------------------------------------------------------
                                      Natixis Global Asset        President and Chief Executive
                                         Management LLC           Officer
                                      399 Boylston Street
                                        Boston, MA 02116
-------------------------------------------------------------------------------------------------------

HARVEST GLOBAL INVESTMENTS LIMITED

Harvest Global Investments Limited ("Harvest") serves as the investment adviser for the Harvest China All Assets Fund and the Harvest Intermediate Bond Fund. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2012 and 2013.


--------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS   CONNECTION WITH OTHER
INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY           COMPANY
--------------------------------------------------------------------------------
Zhao Xuejun                 Harvest Capital Management         Director
Director                    Co Limited
                            8/F, China Resources
                            Building, No.8, Jianguomen
                            Beidajie, Beijing
                            ----------------------------------------------------
                            Harvest Alternative                Director
                            Investment Group Limited
                            1000 Glentworth Street
                            P.O.Box 957, Offshore
                            Incorporations Centre, Road
                            Town, Tortola, British Virgin
                            Islands
                            ----------------------------------------------------
                            Harvest Alternative                Director
                            Investments (HK) Limited
                            31/F, One Exchange Square,
                            8 Connaught Place, Central,
                            Hong Kong
                            ----------------------------------------------------
                            Harvest Wealth Management          Director
                            Co., Ltd
                            Unit 4606-10, Shanghai Two
                            ifc, 8 Century Avenue,
                            Pudong New Area, Shanghai
                            P.R.C
                            ----------------------------------------------------
                            Harvest Real Estate                Director
                            Investments (Cayman)
                            Limited
                            190 Elgin Avenue, George
                            Town Grand Cayman KY1-
                            9005, Cayman Islands
                            ----------------------------------------------------
                            Harvest Real Estate                Director
                            Investment (HK) Limited
                            31/F, One Exchange Square,
                            8 Connaught Place, Central,
                            Hong Kong
                            ----------------------------------------------------
                            Ample Harvest Capital (Hong        Director
                            Kong) Limited
                            31/F, One Exchange Square,
                            8 Connaught Place, Central,
                            Hong Kong
--------------------------------------------------------------------------------
Choy Peng Wah               Harvest USA Incorporation          Director
Director                    160 Greentree Drive, Suite
                            101, City of Dover 19904,
                            Country of Kent, State of
                            Delaware.
                            ----------------------------------------------------
                            Harvest Krane Holding LLC          Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane Investment           Director
                            LLC
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane LLC                  Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
--------------------------------------------------------------------------------
Lindsay Megan Wright        Harvest USA Incorporation          Director
Director                    160 Greentree Drive, Suite
                            101, City of Dover 19904,
                            Country of Kent, State of
                            Delaware.
                            ----------------------------------------------------
                            Harvest Krane LLC                  Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane Holding LLC          Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane Investment           Director
                            LLC
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
--------------------------------------------------------------------------------
Wang Wei                    Harvest Capital Management         Chief Risk
Director                    Co Limited                         Officer,
                            8/F, China Resources               Director
                            Building, No.8, Jianguomen
                            Beidajie, Beijing
                            ----------------------------------------------------
                            Harvest Alternative                Director
                            Investment Group Limited
                            P.O.Box 957, Offshore
                            Incorporations Centre, Road
                            Town, Tortola, British Virgin
                            Islands
                            ----------------------------------------------------
                            Harvest Alternative                Director
                            Investments (HK) Limited
                            31/F, One Exchange Square,
                            8 Connaught Place, Central ,
                            Hong Kong
--------------------------------------------------------------------------------
Kerry Chow                  Harvest USA Incorporation          Director
Employee                    160 Greentree Drive, Suite
                            101, City of Dover 19904,
                            Country of Kent, State of
                            Delaware.
                            ----------------------------------------------------
                            Harvest Krane Holding LLC          Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane Investment           Director
                            LLC
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
                            ----------------------------------------------------
                            Harvest Krane LLC                  Director
                            1350 Avenue of the
                            Americas, 2nd Floor
                            New York, NY 10019
--------------------------------------------------------------------------------

HAVERFORD FINANCIAL SERVICES, INC.

Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                   COMPANY
-------------------------------------------------------------------------------------------------
George W. Connell                The Haverford Trust Company      Vice Chairman & Indirect Owner
Vice Chairman & Owner            3 Radnor Corporate Center,
                                          Suite 450
                                      Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     Vice Chairman & Indirect Owner
                                 3 Radnor Corporate Center,
                                          Suite 450
                                      Radnor, PA 19087
                             --------------------------------------------------------------------
                                    Drexel Morgan & Co.           CEO,President & Owner
                                3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
                             --------------------------------------------------------------------
                                   Drexel Morgan Capital          Director, Indirect Owner
                                       Advisers, Inc.
                                3 Radnor Corporate Center,
                                         Suite 305
                                     Radnor, PA 19087
                             --------------------------------------------------------------------
                                Red Wing Management II, LLC       Indirect Owner
                                3 Radnor Corporate Center,
                                          Suite 305
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Joseph J. McLaughlin            The Haverford Trust Company       Chairman & CEO
Chairman, CEO & President        3 Radnor Corporate Center,
                                         Suite 450
                                    Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     Registered Representative
                                 3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Binney H. C. Wietlisbach        The Haverford Trust Company       President
Executive Vice President         3 Radnor Corporate Center,
                                         Suite 450
                                      Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     CEO & President
                                 3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                   COMPANY
-------------------------------------------------------------------------------------------------
Henry B. Smith                  The Haverford Trust Company       Vice President & CIO
Vice President and CIO           3 Radnor Corporate Center,
                                          Suite 450
                                      Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     Registered Representative
                                 3 Radnor Corporate Center,
                                        Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------
David Brune                     The Haverford Trust Company       Vice President
Vice President                   3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     Registered Representative
                                 3 Radnor Corporate Center,
                                        Suite 450
                                    Radnor, PA 19087
-------------------------------------------------------------------------------------------------
John H. Donaldson              The Haverford Trust Company        Vice President
Vice President                   3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Timothy A. Hoyle               The Haverford Trust Company        Vice President
Vice President                   3 Radnor Corporate Center,
                                         Suite 450
                                     Radnor, PA 19087
                             --------------------------------------------------------------------
                             Haverford Trust Securities, Inc.     Registered Representative
                                 3 Radnor Corporate Center,
                                        Suite 450
                                    Radnor, PA 19087
-------------------------------------------------------------------------------------------------
Jeffrey M. Bagley              The Haverford Trust Company        Vice President
Vice President                   3 Radnor Corporate Center,
                                        Suite 450
                                    Radnor, PA 19087
-------------------------------------------------------------------------------------------------
MarieElena V. Ness             The Haverford Trust Company        VP & Chief Compliance Officer
Chief Compliance Officer         3 Radnor Corporate Center,
                                        Suite 450
                                     Radnor, PA 19087
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NAME AND POSITION WITH          NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                   COMPANY
-------------------------------------------------------------------------------------------------
                             Haverford Trust Securities, Inc.      VP & Chief Compliance Officer
                                 3 Radnor Corporate Center,
                                          Suite 450
                                     Radnor, PA 19087
                             --------------------------------------------------------------------
                                    Drexel Morgan & Co.           VP & Chief Compliance Officer
                                 3 Radnor Corporate Center,
                                          Suite 450
                                     Radnor, PA 19087
                             --------------------------------------------------------------------
                             Regulatory Compliance Assistance,    Sole Member
                                              LLC
-------------------------------------------------------------------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC

Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
  INVESTMENT ADVISER           ADDRESS OF OTHER COMPANY              COMPANY
------------------------------------------------------------------------------------
William V. Heaphy, CFA              Cognapse, Inc.                   Director
CIO, Portfolio Manager             458 Main Street
                                Reisterstown, MD 21136
------------------------------------------------------------------------------------

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund did not engage in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee, other than serving as Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Energy Total Return Fund ("KYE"), Kayne Anderson MLP Investment Company ("KYN"), Kayne Anderson Midstream/Energy Fund ("KMF"), and Kayne Anderson Energy Development Company ("KED"). Each of these are publicly traded closed-end funds managed by KA Fund Advisors, LLC an affiliate of KACALP.

LOOMIS, SAYLES & COMPANY, L.P.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013. Unless otherwise noted, the principal address of each business listed below is One Financial Center, Boston, Massachusetts 02111.

---------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
  INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                   COMPANY
---------------------------------------------------------------------------------------------
Robert J. Blanding          Loomis Sayles Funds I                 President, CEO and Trustee
Chairman, President and     -----------------------------------------------------------------
Chief Executive Officer     Loomis Sayles Funds II                CEO and Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust I                 Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust II                Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust III               Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust IV                Trustee
                            -----------------------------------------------------------------
                            Gateway Trust                         Trustee
                            -----------------------------------------------------------------
                            Hansberger International Series       Trustee
                            -----------------------------------------------------------------
                            Loomis Sayles Distributors, Inc.      Director
                            -----------------------------------------------------------------
                            Loomis Sayles Investments Asia Pte.   Director
                            Ltd.
                            -----------------------------------------------------------------
                            Loomis Sayles Investments Limited     Alternate Director
                            -----------------------------------------------------------------
                            Natixis Asset Management Japan Co.    Director
                            Ltd.
---------------------------------------------------------------------------------------------
Daniel J. Fuss              Loomis Sayles Funds I                 Executive Vice President
Vice Chairman and           -----------------------------------------------------------------
Executive Vice President    Loomis Sayles Funds II                Executive Vice President
---------------------------------------------------------------------------------------------
Pierre P. Servant           Natixis Global Asset Management       President and CEO
Director                    300 Boylston Street
                            Boston, MA 02116
                            -----------------------------------------------------------------
                            Natixis                               Member of the Executive
                                                                  Committee
---------------------------------------------------------------------------------------------
John T. Hailer              Natixis Global Asset Management,      President and CEO
Director                    L.P., U.S. & Asia
                            -----------------------------------------------------------------
                            Natixis Funds Trust I                 Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust II                Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust III               Trustee
                            -----------------------------------------------------------------
                            Natixis Funds Trust IV                Trustee
                            -----------------------------------------------------------------
                            Natixis Cash Management Trust         Trustee
                            -----------------------------------------------------------------
                            Gateway Trust                         Trustee
                            -----------------------------------------------------------------
                            Hansberger International Series       Trustee
                            -----------------------------------------------------------------
                            Loomis Sayles Funds I                 Trustee
                            -----------------------------------------------------------------
                            Loomis Sayles Funds II                Trustee
---------------------------------------------------------------------------------------------
Kevin P. Charleston         Loomis Sayles Trust Co., LLC          Manager and President
Executive Vice President
and Chief Financial
Officer
---------------------------------------------------------------------------------------------
John F. Gallagher III       Loomis Sayles Distributors, Inc.      President
Executive Vice President
and Director of
Institutional Services
---------------------------------------------------------------------------------------------
Jean S. Loewenberg          Loomis Sayles Distributors, Inc.      Director
Executive Vice President,   -----------------------------------------------------------------
General Counsel and         Loomis Sayles Trust Co., LLC          Manager and Secretary
Secretary
---------------------------------------------------------------------------------------------
John R. Gidman              Loomis Sayles Solutions, LLC          President
Executive Vice President
---------------------------------------------------------------------------------------------

LSV ASSET MANAGEMENT

LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Core Equity Fund, LSV Conservative Value Equity Fund, LSV Global Value Fund, LSV US Managed Volatility Fund and LSV Global Managed Volatility Fund. LSV also serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
  INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY               COMPANY
-------------------------------------------------------------------------------------
Josh O'Donnell,                   Kirkland & Ellis LLP                Partner
Chief Compliance Officer and       300 North LaSalle
Chief Legal Officer                Chicago, IL 60654
-------------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Marsico engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NUMERIC INVESTORS LLC

Numeric Investors LLC ("Numeric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Numeric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------------------
  NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
    INVESTMENT ADVISER                ADDRESS OF OTHER COMPANY                     COMPANY
---------------------------------------------------------------------------------------------------------
Langdon Wheeler, Chairman of               Weekapaug Inn                Partial Owner
Board of Directors (Numeric             25 Spray Rock Road
Holdings LLC)                           Westerly, RI 02891
---------------------------------------------------------------------------------------------------------
Michael Wilson, Director                TA Associates, Inc.             Advisor (January 2013 -- Present)
(Numeric Holdings LLC)            200 Clarendon Street, 56th Floor
                                         Boston, MA 02116               Managing Director (1992 --
                                                                        December 2012)
                                  -----------------------------------------------------------------------
                                     Juniper Fund Management plc        Director
                                          1 Grosvenor Place
                                           London SW1X 7JJ
---------------------------------------------------------------------------------------------------------
P. Andrews McLane, Director              TA Associates, Inc.            Senior Advisor
(Numeric Holdings LLC)            200 Clarendon Street, 56th Floor
                                            Boston, MA 02116
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                  Tempur Sealy International, Inc.      Chairman
                                          1000 Tempur Way
                                        Lexington, KY 40511
                                  -----------------------------------------------------------------------
                                       First Eagle Investment           Director
                                          Management, LLC
                                    1345 Avenue of the Americas,
                                             48th Floor
                                        New York, NY 10105
---------------------------------------------------------------------------------------------------------
Peter Carman, Director (Numeric      ARGA Investment Management         Chairman
Holdings LLC)                        1010 Washington Boulevard
                                         Stamford, CT 06831
---------------------------------------------------------------------------------------------------------
Michael Even, Chief Executive       The Trustees of Reservations        Investment Committee Member
Officer & President                              Fund
                                          572 Essex Street
                                          Beverly, MA 01915
                                  -----------------------------------------------------------------------
                                   Massachusetts Pension Reserves       Investment Committee Member
                                    Investment Management Board
                                    84 State Street, Suite 250
                                           Boston, MA 02109
---------------------------------------------------------------------------------------------------------
Richard Hanna, Chief Financial     Numeric Multi-Strategy Market        Director
Officer                            Neutral Levered Offshore Fund
                                               Ltd.
                                   Ogier Fiduciary Services (BVI)
                                     Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                  Tortola, British Virgin Islands
                                  -----------------------------------------------------------------------
                                    Numeric World Market Neutral        Director
                                        Offshore Fund I Ltd.
                                   Ogier Fiduciary Services (BVI)
                                     Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                  Tortola, British Virgin Islands
                                  -----------------------------------------------------------------------
                                    Numeric Absolute Return Fund        Director
                                                Ltd.
                                   Ogier Fiduciary Services (BVI)
                                     Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                  Tortola, British Virgin Islands
                                  -----------------------------------------------------------------------
                                    Numeric Socially Aware Multi-       Director
                                        Strategy Fund Ltd.
                                   Ogier Fiduciary Services (BVI)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                  Tortola, British Virgin Islands
                                  -----------------------------------------------------------------------
                                    Numeric World Fundamental           Director
                                   Statistical Arbitrage Levered
                                           Fund I Ltd.
                                   Ogier Fiduciary Services (BVI)
                                     Limited, Nemours Chambers,
                                     P.O. Box 3170, Road Town,
                                  Tortola, British Virgin Islands
---------------------------------------------------------------------------------------------------------
Robert Furdak, Chief Investment       Numeric Holdings LLC              Director
Officer & Director of Portfolio    470 Atlantic Avenue, 6th Floor
Management                                Boston, MA 02210
                                  -----------------------------------------------------------------------
                                       Wellesley Youth Hockey           Director
                                         P.O. Box 812182
                                       Wellesley, MA 02482
---------------------------------------------------------------------------------------------------------
Shanta Puchtler, Chief
Investment Officer & Director of              ----                      ----
Research
---------------------------------------------------------------------------------------------------------
Dunyelle Rosen, Chief                  Li-Fraumeni Syndrome             Board Member
Compliance Officer &                        Association
Regulatory Counsel                          P.O. Box 6458
                                        Holliston, MA 01746
                                  -----------------------------------------------------------------------
                                       Natixis Global Asset             Vice President, Compliance
                                         Management, L.P.               Manager & Counsel (2010 --
                                       399 Boylston Street              June 2013)
                                        Boston, MA 02116
---------------------------------------------------------------------------------------------------------

OFI STEELPATH, INC.

OFI SteelPath, Inc. ("OFI SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI SteelPath is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS    CONNECTION WITH OTHER
 INVESTMENT ADVISER          ADDRESS OF OTHER COMPANY             COMPANY
--------------------------------------------------------------------------------
Gabriel Hammond               GKD Index Partners, LLC       Majority Partner
CEO, Portfolio Manager         1717 McKinney Avenue
                                   Suite 1450
                                Dallas, TX 75202
--------------------------------------------------------------------------------
James McCain               Ranger Funds Investment Trust    Independent Trustee
CCO                        300 Crescent Court, Ste. 1100
                                Dallas, TX 75201
--------------------------------------------------------------------------------

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Parametric engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

PHOCAS FINANCIAL CORPORATION

Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Phocas engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RICE HALL JAMES & ASSOCIATES, LLC

Rice Hall James & Associates, LLC ("Rice Hall James") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC

Sands Capital Management, LLC ("Sands Capital") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Sands Capital engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC

SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, CT 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor's Board consists of three management directors who are the co-founders of the firm and three outside directors. For the fiscal years ended October 31, 2012 and 2013, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

---------------------------------------------------------------------------------------
NAME AND POSITION WITH      NAME AND PRINCIPAL BUSINESS     CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY              COMPANY
---------------------------------------------------------------------------------------
Meryl D. Hartzband            Stone Point Capital, LLC     Chief Investment Officer
Director                         20 Horseneck Lane
                              Greenwich, CT 06830 USA
---------------------------------------------------------------------------------------
David J. Wermuth             Stone Point Capital, LLC      Senior Principal and General
Director                         20 Horseneck Lane         Counsel
                              Greenwich, CT 06830 USA
---------------------------------------------------------------------------------------
Fayez S. Muhtadie            Stone Point Capital, LLC      Principal
Director                         20 Horseneck Lane
                              Greenwich, CT 06830 USA
---------------------------------------------------------------------------------------

STRATEGIC INCOME MANAGEMENT, LLC

Strategic Income Management, LLC ("SiM") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, Washington 98101. SiM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

----------------------------------------------------------------------------------------
NAME AND POSITION WITH     NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
  INVESTMENT ADVISER         ADDRESS OF OTHER COMPANY                COMPANY
----------------------------------------------------------------------------------------
Tim Black                      Integra Ventures             Partner (resigned effective
COO, CCO                        300 E Pine St.              November 12, 2012)
                              Seattle, WA 98101
----------------------------------------------------------------------------------------
                              Plx Pharma, Inc.              Board Member (resignation
                             8285 El Rio Street,            effective November 25, 2013)
                                 Suite 130
                             Houston, TX 77054
----------------------------------------------------------------------------------------

THOMSON HORSTMANN & BRYANT, INC.

Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund and the Thomson Horstmann & Bryant Small Cap Value Fund. The principal address of THB is 501 Merritt 7, Norwalk, CT 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Thomson Horstmann & Bryant, Inc. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC

Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of TS&W engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC

Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

--------------------------------------------------------------------------------------------
NAME AND POSITION WITH       NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER
INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY                COMPANY
--------------------------------------------------------------------------------------------
Garrett Thornburg,        Thornburg Securities Corporation,     Chairman
Chairman                      2300 North Ridgetop Road,
                                Santa Fe NM 87506
--------------------------------------------------------------------------------------------
                             Thornburg Investment Trust,        Chairman
                              2300 North Ridgetop Road,
                                Santa Fe NM  87506
--------------------------------------------------------------------------------------------
                                     WEL, Inc.,                 Chairman, controlling interest
                             2300 North Ridgetop Road,
                                Santa Fe NM 87506
--------------------------------------------------------------------------------------------
                                 Chamisa Energy,                Wel, Inc. is the managing
                             2300 North Ridgetop Road,          member and has a controlling
                                Santa Fe NM 87506               interest
--------------------------------------------------------------------------------------------

TURNER INVESTMENTS, L.P.

Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity and Cornerstone Advisors Public Alternatives Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

-----------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
  INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY                    COMPANY
-----------------------------------------------------------------------------------------------------
Thomas R. Trala                             Turner Funds                President and Trustee
Chief Operating and Financial             P.O. Box 219805
Officer, Executive Managing          Kansas City, MO 64121-9805
Director                          -------------------------------------------------------------------
                                     Turner International Ltd.          Trustee
                                         12 Plumtree Court
                                         London, EC4A 4HT
                                  -------------------------------------------------------------------
                                     Turner Investment Partners         Chief Executive Officer and
                                       (Australia) Pty. Ltd.            Chief Financial Officer
                                   c/o Compliance & Risk Services
                                            Pty. Ltd.
                                   Level 9, 63 Exhibition Street
                                     Melbourne, Victoria 3000
                                             Australia
                                  -------------------------------------------------------------------
                                     Widener School of Business         Advisory Board
                                           Administration
                                        1 University Place
                                         Chester, PA 19013
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Mark D. Turner                        Turner International Ltd.         Trustee
President, Senior                        12 Plumtree Court
Portfolio Manager                        London, EC4A 4HT
                                  -------------------------------------------------------------------
                                        The Haverford School            Trustee
                                        450 Lancaster Avenue,
                                        Haverford, PA 19041
                                  -------------------------------------------------------------------
                                  CityTeam International (Chester)      Board of Director
                                        11 West 7(th) Street,
                                         Chester, PA 19013
                                  -------------------------------------------------------------------
                                     The Philadelphia Ronald            Board of Director
                                          McDonald House
                                      3925 Chestnut Street,
                                     Philadelphia, PA 19104-3110
-----------------------------------------------------------------------------------------------------
Robert E. Turner                         Bradley University             Board of Directors
Chairman, Chief Investment              1501 W. Bradley Ave
Officer                                  Peoria, IL 61625
                                  -------------------------------------------------------------------
                                   Delaware Valley Friends School       Board Member
                                        19 E. Central Avenue,
                                           Paoli, PA 19301
                                  -------------------------------------------------------------------
                                  University of Notre Dame School       Advisory Council
                                          of Architecture
                                          110 Bond Hall,
                                       Notre Dame, IN 46556
                                  -------------------------------------------------------------------
                                         Drexel University              President's Leadership Council
                                       3141 Chestnut Street
                                      Philadelphia, PA 19104
-----------------------------------------------------------------------------------------------------
Christopher K. McHugh                 Philadelphia University           Trustee
Vice Chairman, Senior Portfolio         4201 Henry Avenue,
Manager                             Philadelphia, PA 19144-5497
-----------------------------------------------------------------------------------------------------

WESTWOOD MANAGEMENT CORP.

Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
     INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                  COMPANY
------------------------------------------------------------------------------------------------
Brian Casey                        Westwood Holdings Group, Inc.*        President and Chief
President and Chief Executive               (NYSE: WHG)                  Executive Officer and
Officer and Director              200 Crescent Court, Suite 1200         Director
                                        Dallas, TX 75201
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
   NAME AND POSITION WITH            NAME AND PRINCIPAL BUSINESS          CONNECTION WITH OTHER
     INVESTMENT ADVISER               ADDRESS OF OTHER COMPANY                  COMPANY
----------------------------------------------------------------------------------------------------
                                         Westwood Trust**                Director
                                   200 Crescent Court, Suite 1200
                                        Dallas, TX 75201
                              ----------------------------------------------------------------------
                              Westwood International Advisors Inc. (A)   Chief Executive Officer and
                                    181 Bay Street, Suite 2450           Director
                                     Toronto, Ontario M5J 2S1
----------------------------------------------------------------------------------------------------
Mark R. Freeman, CFA               Westwood Holdings Group, Inc.*        Chief Investment Officer
Executive Vice President and               (NYSE: WHG)
Chief Investment Officer           200 Crescent Court, Suite 1200
                                         Dallas, TX 75201
----------------------------------------------------------------------------------------------------
Mark Wallace                       Westwood Holdings Group, Inc.*        Chief Financial Officer
Chief Financial Officer                    (NYSE: WHG)
                                   200 Crescent Court, Suite 1200
                                         Dallas, TX 75201
                              ----------------------------------------------------------------------
                               Westwood International Advisors Inc.(A )  Chief Financial Officer
                                    181 Bay Street, Suite 2450
                                    Toronto, Ontario M5J 2S1
                              ----------------------------------------------------------------------
                                     Westwood Advisors, LLC***           Chief Financial Officer
                                       One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                        Omaha, NE 68124
----------------------------------------------------------------------------------------------------
Sylvia L. Fry                      Westwood Holdings Group, Inc.*        Chief Compliance Officer
Chief Compliance Officer                   (NYSE: WHG)
                                   200 Crescent Court, Suite 1200
                                        Dallas, TX 75201
                              ----------------------------------------------------------------------
                                        Westwood Trust**                 Chief Compliance Officer
                                   200 Crescent Court, Suite 1200
                                          Dallas, TX 75201
                              ----------------------------------------------------------------------
                                     Westwood Advisors, LLC***           Chief Compliance Officer
                                       One Pacific Place
                                1125 South 103(rd) Street, Ste. 580
                                        Omaha, NE 68124
----------------------------------------------------------------------------------------------------

* Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE:
     WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is a SEC registered investment adviser located in Omaha, NE that manages investment limited liability companies.

(A) Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered as a Portfolio Manager and Exempt Market Dealer with the Ontario Securities Commission(OSC) and the Autorite des marches financiers ("AMF") in Quebec.

 ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

     SEI Daily Income Trust                                      July 15, 1982
     SEI Liquid Asset Trust                                      November 29, 1982
     SEI Tax Exempt Trust                                        December 3, 1982
     SEI Institutional Managed Trust                             January 22, 1987
     SEI Institutional International Trust                       August 30, 1988
     The Advisors' Inner Circle Fund II                          January 28, 1993
     Bishop Street Funds                                         January 27, 1995
     SEI Asset Allocation Trust                                  April 1, 1996
     SEI Institutional Investments Trust                         June 14, 1996
     City National Rochdale Funds (f/k/a CNI Charter Funds)      April 1, 1999
     Causeway Capital Management Trust                           September 20, 2001
     ProShares Trust                                             November 14, 2005
     Community Capital Trust (f/k/a Community Reinvestment Act
       Qualified Investment Fund)                                January 8, 2007
     TD Asset Management USA Funds                               July 25, 2007
     SEI Structured Credit Fund, LP                              July 31, 2007
     Wilshire Mutual Funds, Inc.                                 July 12, 2008
     Wilshire Variable Insurance Trust                           July 12, 2008
     Global X Funds                                              October 24, 2008
     ProShares Trust II                                          November 17, 2008
     Exchange Traded Concepts Trust (f/k/a FaithShares Trust)    August 7, 2009
     Schwab Strategic Trust                                      October 12, 2009
     RiverPark Funds                                             September 8, 2010
     Adviser Managed Trust                                       December 10, 2010
     Huntington Strategy Shares                                  July 26, 2011
     New Covenant Funds                                          March 23, 2012
     Cambria ETF Trust                                           August 30, 2012
     Highland Funds I (f/k/a Pyxis Funds I)                      September 25, 2012
     KraneShares Trust                                           December 18, 2012
     LocalShares Investment Trust                                May 06, 2013
     SEI Insurance Products Trust                                September 10, 2013
     KP Funds                                                    September 19, 2013
     The Advisors' Inner Circle Fund III                         February 12, 2014
     J.P. Morgan Exchange-Traded Fund Trust                      April 1, 2014

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                             POSITION AND OFFICE                       POSITIONS AND OFFICES
     NAME                    WITH UNDERWRITER                             WITH REGISTRANT
     ----                    -------------------                       ----------------------
     William M. Doran        Director                                         Trustee
     Edward D. Loughlin      Director                                           --
     Wayne M. Withrow        Director                                           --
     Kevin P. Barr           President & Chief Executive Officer                --
     Maxine J. Chou          Chief Financial Officer, Chief
                               Operations Officer, & Treasurer                  --
     Karen E. LaTourette     Chief Compliance Officer, Anti-Money
                               Laundering Officer & Assistant Secretary         --
     John C. Munch           General Counsel & Secretary                  Vice President &
                                                                        Assistant Secretary
     Mark J. Held            Senior Vice President                              --
     Lori L. White           Vice President & Assistant Secretary               --
     John P. Coary           Vice President & Assistant Secretary               --
     John J. Cronin          Vice President                                     --
     Robert M. Silvestri     Vice President                                     --

     ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
          (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

               U.S. Bank, National Association      Union Bank of California, N.A.
               800 Nicollett Mall                   475 Sansome Street
               Minneapolis, Minnesota 55402-4302    15(th) Floor
                                                    San Francisco, California 94111

               National City Bank                   The Northern Trust Company
               National City Center                 50 LaSalle Street
               1900 East Ninth Street               Chicago, Illinois 60675
               Cleveland, Ohio 44114

     (b)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
          (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

               SEI Investments Global Funds Services
               One Freedom Valley Drive
               Oaks, Pennsylvania 19456

     (c)  With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
          the required books and records are maintained at the offices of the Registrant's investment advisers:

          Acadian Asset Management LLC
          260 Franklin Street
          Boston, Massachusetts 02110

          AIG Asset Management (U.S.), LLC
          70 Pine Street, 20th Floor
          New York, New York 10270

          Allianz Global Investors U.S. LLC
          1633 Broadway
          New York, NY 10019

          AlphaOne Investment Services, LLC
          One Tower Bridge
          100 Front Street, Suite 1250
          West Conshohocken, PA 19428

          AlphaSimplex Group, LLC
          One Cambridge Center
          Cambridge, Massachusetts 02142

          AQR Capital Management, LLC
          Two Greenwich Plaza, 3rd Floor
          Greenwich, Connecticut 06830

          AT Investment Advisers, Inc.
          One South Wacker Drive, Suite 3500
          Chicago, Illinois 60606

          BlackRock Financial Management, LLC
          55 East 52(nd) Street
          New York, NY 10055

          Cambiar Investors LLC
          2401 East Second Street, Suite 400
          Denver, Colorado 80206

          CBRE Clarion Securities LLC
          201 King of Prussia Road, Suite 600
          Radnor, PA 19087

          Citigroup First Investment Management Americas LLC
          388 Greenwich Street
          New York, New York 10013

          ClariVest Asset Management LLC
          11452 El Camino Real, Suite 250
          San Diego, CA 92130

          Cornerstone Advisors, Inc.
          225 108th Avenue NE, Suite 400
          Bellevue, Washington 98004-5782

          Cramer Rosenthal McGlynn LLC
          520 Madison Avenue, 20th Floor
          New York, New York 10022

          C.S. McKee, LLP
          One Gateway Center
          Pittsburgh, Pennsylvania 15222

          Driehaus Capital Management LLC
          25 East Erie Street
          Chicago, Illinois 60611-2703

          Edgewood Management LLC
          305 Park Avenue, 18th Floor
          New York, New York 10022-6057

          Fairpointe Capital LLC
          One North Franklin Street, Suite 3300
          Chicago, Illinois 60606-2401

          Fayez Sarofim & Co.
          2907 Two Houston Center
          909 Fannin Street
          Houston, Texas 77010

          First Manhattan Co.
          437 Madison Avenue
          New York, New York 10022-7022

          Hamlin Capital Management, LLC
          640 Fifth Avenue, 6th Floor
          New York, NY 10022

          Harris Associates L.P.
          Two North LaSalle Street, Suite 500
          Chicago, Illinois 60602-3790

          Harvest Global Investments Limited
          31/F One Exchange Square
          8 Connaught Place,
          Central Hong Kong

          Haverford Investment Management, Inc.
          Three Radnor Corporate Center, Suite 450
          Radnor, Pennsylvania 19087-4546

          Investment Counselors of Maryland, LLC
          803 Cathedral Street
          Baltimore, Maryland 21201

          Kayne Anderson Capital Advisors, L.P.
          1800 Avenue of the Stars, Third Floor
          Los Angeles, California 90067

          Loomis, Sayles & Company, L.P.
          One Financial Center
          Boston, Massachusetts 02111-2621

          LSV Asset Management
          155 North Wacker Drive, Suite 4600,
          Chicago, Illinois 60606

          Marsico Capital Management, LLC
          1200 17th Street, Suite 1600
          Denver, Colorado 80202-5824

          Numeric Investors LLC
          470 Atlantic Avenue, 6th Floor
          Boston, Massachusetts 02210

          OFI SteelPath, Inc.
          2100 McKinney Ave., Suite 1401
          Dallas, Texas 75201

          Parametric Portfolio Associates LLC
          1918 Eighth Avenue, Suite 3100
          Seattle, Washington 98109

          Phocas Financial Corporation
          980 Atlantic Avenue, Suite 106
          Alameda, California 94501-1001

          Rice Hall James & Associates, LLC
          600 West Broadway, Suite 1000
          San Diego, California 92101-3383

          Sands Capital Management, LLC
          1101 Wilson Boulevard, Suite 2300
          Arlington, VA 22209

          SKY Harbor Capital Management, LLC
          20 Horseneck Lane
          Greenwich, CT 06830

          Strategic Income Management, LLC
          720 Olive Way, Suite 1675
          Seattle, Washington 98101

          Thomson Horstmann & Bryant, Inc.
          501 Merritt 7
          Norwalk, CT 06851

          Thompson, Siegel & Walmsley LLC
          6806 Paragon Place, Suite 300
          Richmond, Virginia 23230

          Thornburg Investment Management Inc
          2300 North Ridgetop Road
          Santa Fe, New Mexico 87506

          Turner Investments, L.P.
          1205 Westlakes Drive, Suite 100
          Berwyn, Pennsylvania 19312-2414

          Westwood Management Corp.
          200 Crescent Court, Suite 1200
          Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 233 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of April, 2014.

                                      THE ADVISORS' INNER CIRCLE FUND

                                       By:               *
                                          -------------------------------
                                          Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


          *                          Trustee                   April 30, 2014
--------------------------
John K. Darr

          *                          Trustee                   April 30, 2014
--------------------------
William M. Doran

          *                          Trustee                   April 30, 2014
--------------------------
Joseph T. Grause, Jr.

          *                          Trustee                   April 30, 2014
--------------------------
Mitchell A. Johnson

          *                          Trustee                   April 30, 2014
--------------------------
Betty L. Krikorian

          *                          Trustee                   April 30, 2014
--------------------------
Robert A. Nesher

          *                          Trustee                   April 30, 2014
--------------------------
Bruce Speca

          *                          Trustee                   April 30, 2014
--------------------------
George J. Sullivan, Jr.

          *                          President                 April 30, 2014
--------------------------
Michael Beattie

          *                          Treasurer, Controller &   April 30, 2014
--------------------------           Chief Financial Officer
James F. Volk

*By: /s/ Dianne M. Descoteaux
     -------------------------
     Attorney-in-Fact

                                 EXHIBIT INDEX

(g)(1)(i) Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association

(g)(1)(ii) Amendment dated November 6, 2013 to the Amended and Restated
Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association

(h)(3)(ix) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund, Citi Market Pilot 2040 Fund, Hamlin High Dividend Equity Fund, Harvest Funds China All Assets, Harvest Funds Intermediate Bond, and Sarofim Equity Fund

(j)(1) Consent of independent registered public accounting firm, Ernst & Young, LLP, relating to the Hamlin High Dividend Equity Fund

(j)(2) Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, relating to the Harvest Funds Intermediate Bond

(p)(19) Hamlin Capital Management, LLC Revised Code of Ethics

(p)(40) Harvest Global Investments Limited Revised Code of Ethics

(q)(2) Power of Attorney for James F. Volk